EXHIBIT 10.1

                      BANK OF AMERICA, NATIONAL ASSOCIATION

                                    Purchaser

                         OPTION ONE MORTGAGE CORPORATION

                               Company and Seller

                                       and

                         OPTION ONE OWNER TRUST 2001-1A
                         OPTION ONE OWNER TRUST 2001-1B
                          OPTION ONE OWNER TRUST 2001-2
                          OPTION ONE OWNER TRUST 2002-3
                          OPTION ONE OWNER TRUST 2003-4
                          OPTION ONE OWNER TRUST 2003-5
                          OPTION ONE OWNER TRUST 2005-6
                          OPTION ONE OWNER TRUST 2005-7
                          OPTION ONE OWNER TRUST 2005-8
                          OPTION ONE OWNER TRUST 2005-9

                                     Sellers

                        FLOW SALE AND SERVICING AGREEMENT

                            Dated as of July 28, 2006

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                              TABLE OF CONTENTS

ARTICLE I DEFINITIONS.........................................................

ARTICLE II AGREEMENT TO PURCHASE; CONVEYANCE OF MORTGAGE LOANS; PURCHASE PRICE;
                  POSSESSION OF MORTGAGE FILES; MAINTENANCE OF SERVICING FILES; BOOKS AND RECORDS; CUSTODIAL AGREEMENT; DELIVERY OF DOCUMENTS;
                  CLOSING CONDITIONS..........................................
   Section 2.01. Agreement to Purchase; Conveyance of Mortgage Loans; Purchase Price; Possession of Mortgage Files; Maintenance of
                  Servicing Files.............................................
   Section 2.02.  Books and Records; Transfers of Mortgage Loans..............
   Section 2.03.  Custodial Agreement; Delivery of Documents; Inspection......
   Section 2.04.  Closing Conditions..........................................

ARTICLE III REPRESENTATIONS AND WARRANTIES REMEDIES AND BREACH................
   Section 3.01.  Company Representations and Warranties......................
   Section 3.02.  Company Representations and Warranties Relating to the
                  Sellers.....................................................
   Section 3.03.  Representations and Warranties Regarding Individual
                  Mortgage Loans..............................................
   Section 3.04.  Repurchase..................................................
   Section 3.05.  Payment Default.............................................
   Section 3.06.  Premium Recapture...........................................

ARTICLE IV ADMINISTRATION AND SERVICING OF MORTGAGE LOANS.....................
   Section 4.01.  Company to Act as Servicer..................................
   Section 4.02.  Liquidation of Mortgage Loans...............................
   Section 4.03.  Collection of Mortgage Loan Payments........................
   Section 4.04.  Establishment of and Deposits to Custodial Account..........
   Section 4.05.  Investment of Funds in the Custodial Account................
   Section 4.06.  Permitted Withdrawals From Custodial Account................
   Section 4.07.  Establishment of and Deposits to Escrow Account.............
   Section 4.08.  Permitted Withdrawals From Escrow Account...................
   Section 4.09.  Payment of Taxes, Insurance and Other Charges...............
   Section 4.10.  Transfer of Accounts........................................
   Section 4.11.  Maintenance of Hazard Insurance.............................
   Section 4.12.  Maintenance of Mortgage Impairment Insurance................
   Section 4.13.  Maintenance of Fidelity Bond and Errors and Omissions
                  Insurance...................................................
   Section 4.14.  Inspections.................................................
   Section 4.15.  Restoration of Mortgaged Property...........................
   Section 4.16.  Maintenance of PPMI Policy; Claims..........................
   Section 4.17.  Title, Management and Disposition of REO Property...........
   Section 4.18.  Real Estate Owned Reports...................................
   Section 4.19.  Liquidation Reports.........................................
   Section 4.20.  Reports of Foreclosures and Abandonments of Mortgaged
                  Property....................................................
   Section 4.21.  Notification of Adjustments.................................
   Section 4.22.  Prepayment Premiums.........................................
   Section 4.23.  Credit Reporting; Gramm-Leach-Bliley Act....................

ARTICLE V PAYMENTS TO PURCHASER...............................................
   Section 5.01.  Remittances.................................................
   Section 5.02.  Statements to Purchaser.....................................

ARTICLE VI `  GENERAL SERVICING PROCEDURES....................................
   Section 6.01.  Transfers of Mortgaged Property.............................
   Section 6.02.  Satisfaction of Mortgages and Release of Mortgage Files.....
   Section 6.03.  Servicing Compensation......................................
   Section 6.04.  Annual Statement as to Compliance...........................
   Section 6.05.  Report on Assessment of Compliance and Attestation..........
   Section 6.06.  Right to Examine Company Records............................
   Section 6.07.  Compliance with REMIC Provisions............................

ARTICLE VII COMPANY TO COOPERATE..............................................
   Section 7.01.  Provision of Information....................................
   Section 7.02.  Financial Statements; Servicing Facility....................

ARTICLE VIII THE COMPANY......................................................
   Section 8.01.  Indemnification; Third Party Claims.........................
   Section 8.02.  Merger or Consolidation of the Company......................
   Section 8.03.  Limitation on Liability of Company and Others...............
   Section 8.04.  Limitation on Resignation and Assignment by Company.........

ARTICLE IX WHOLE LOAN TRANSFERS,  SECURITIZATION TRANSACTIONS AND COMPLIANCE
                  WITH REGULATION AB..........................................
   Section 9.01.  Intent of the Parties; Reasonableness.......................
   Section 9.02.  Additional Representations and Warranties of the Company....
   Section 9.03.  Removal of Mortgage Loans from Inclusion Under this
                  Agreement; Information to Be Provided by the Company........
   Section 9.04.  Use of Subservicers and Subcontractors......................
   Section 9.05.  Indemnification; Remedies...................................

ARTICLE X DEFAULT 83
   Section 10.01. Events of Default...........................................
   Section 10.02. Waiver of Defaults..........................................

ARTICLE XI TERMINATION........................................................
   Section 11.01. Termination.................................................
   Section 11.02. Termination Without Cause...................................

ARTICLE XII MISCELLANEOUS PROVISIONS..........................................
   Section 12.01. Successor to Company........................................
   Section 12.02. Amendment...................................................
   Section 12.03. Governing Law...............................................
   Section 12.04. Arbitration.................................................
   Section 12.05. Duration of Agreement; Survival.............................
   Section 12.06. Notices.....................................................
   Section 12.07. Severability of Provisions..................................
   Section 12.08. Relationship of Parties.....................................
   Section 12.09. Execution; Successors and Assigns...........................
   Section 12.10. Recordation of Assignments of Mortgage......................
   Section 12.11. Assignment by Purchaser.....................................
   Section 12.12. Solicitation of Mortgagor...................................
   Section 12.13. Further Agreements..........................................
   Section 12.14. Confidential Information....................................
   Section 12.15. Exhibits....................................................
   Section 12.16. General Interpretive Principles.............................
   Section 12.17. Reproduction of Documents...................................
   Section 12.18. No Recourse.................................................

                                       EXHIBITS

           Exhibit A        Contents of each Mortgage Loan File
           Exhibit B        Form of Custodial Agreement
           Exhibit C        Form of Assignment, Assumption and Recognition
                            Agreement
           Exhibit D        Underwriting Guidelines
           Exhibit E        Form of Opinion of Counsel
           Exhibit F        Form of Memorandum of Sale
           Exhibit G        Servicing Termination Fees
           Exhibit H        Form of Annual Certification
           Exhibit I        Servicing Criteria to be Addressed in Assessment
                            of Compliance

                         FLOW SALE AND SERVICING AGREEMENT

      This is a Flow Sale and Servicing Agreement for first and second lien adjustable and fixed rate residential mortgage loans, dated and effective as of July 28, 2006, and is executed among Bank of America, National Association, as purchaser (the "Purchaser"), Option One Mortgage Corporation, as seller and servicer (the "Company" and a "Seller"), Option One Owner Trust 2001-1A, Option One Owner Trust 2001-1B, Option One Owner Trust 2001-2, Option One Owner Trust 2002-3, Option One Owner Trust 2003-4, Option One Owner Trust 2003-5, Option One Owner Trust 2005-6, Option One Owner Trust 2005-7, Option One Owner Trust 2005-8 and Option One Owner Trust 2005-9, as sellers (each a "Seller" and together with the Company, the "Sellers").

                               W I T N E S S E T H

      WHEREAS, the Purchaser has agreed to purchase from the Sellers and the Sellers have agreed to sell from time to time to the Purchaser first and second lien adjustable and fixed rate mortgage loans;

      WHEREAS, the Mortgage Loans will be sold by one or more Sellers and purchased by the Purchaser as a pool or group of whole loans, servicing retained (each, a "Mortgage Loan Package") on the Closing Date as provided herein or in the related Purchase Price and Terms Letter; and

      WHEREAS, each of the Mortgage Loans will be secured by a mortgage, deed of trust or other security instrument creating a first or second lien on a residential dwelling located in the jurisdiction indicated on the related Mortgage Loan Schedule for the related Mortgage Loan Package, which will be annexed to a Memorandum of Sale (defined herein) on the related Closing Date; and

      WHEREAS, the Purchaser, the Sellers and the Company wish to prescribe the manner of purchase of the Mortgage Loans and the conveyance, servicing and control of the Mortgage Loans.

      NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Purchaser and the Company agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

      Whenever used herein, the following words and phrases, unless the content otherwise requires, shall have the following meanings:

      Accepted Servicing Practices: With respect to any Mortgage Loan, procedures (including collection procedures) that the Company customarily employs and exercises in servicing and administering mortgage loans for its own account and that are in accordance with accepted mortgage servicing practices of prudent mortgage lending institutions which service mortgage loans of the same type as the Mortgage Loans in the jurisdiction where the related Mortgaged Property is located.

      Adjustable Rate Mortgage Loan: A Mortgage Loan that contains a provision pursuant to which the Mortgage Interest Rate is adjusted periodically.

      Adjustment Date: As to each Adjustable Rate Mortgage Loan, the date on which the Mortgage Interest Rate is adjusted in accordance with the terms of the related Mortgage Note and Mortgage.

      Agreement: This Flow Sale and Servicing Agreement and all amendments hereof and supplements hereto.

      ALTA: The American Land Title Association or any successor thereto.

      Appraisal: A written appraisal of a Mortgaged Property made by a Qualified Appraiser, which appraisal must be written, in form and substance, to Fannie Mae and Freddie Mac standards, and satisfy the requirements of Title XI of the Financial Institution, Reform, Recovery and Enforcement Act of 1989 and the regulations promulgated thereunder, in effect as of the date of the Appraisal.

      Appraised Value: With respect to any Mortgaged Property, the lesser of (i) the value thereof as determined by an appraisal made for the originator of the Mortgage Loan at the time of origination of the Mortgage Loan by a Qualified Appraiser; provided, however, that in accordance with the Company's underwriting guidelines, such value may be reduced to reflect the results of a review of such appraisal, and (ii) the purchase price paid for the related Mortgaged Property by the Mortgagor with the proceeds of the Mortgage Loan; provided, however, in the case of a refinanced mortgage loan (which is a Mortgage Loan the proceeds of which were not used to purchase the related Mortgaged Property) or a Mortgage Loan originated in connection with a "lease option purchase" if the "lease option purchase price" was set 12 months or more prior to origination, such value of the Mortgaged Property is based solely upon clause (i) above.

      Assignment, Assumption and Recognition Agreement: The agreement substantially in the form of Exhibit C attached hereto.

      Assignment of Mortgage: An assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form (except for the omission of the name of the assignee if such Mortgage is endorsed in blank), sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the sale of the Mortgage to the Purchaser.

      Business Day: Any day other than a Saturday, a Sunday or a day on which banking or savings institutions in the Commonwealth of Pennsylvania, the State of Delaware, the State of New York, the State of Florida or the State of California are authorized or obligated by law or executive order to be closed.

      Closing Date: With respect to the initial Mortgage Loan Package to be sold, July 28, 2006 or such other date as mutually agreed upon by the Sellers and the Purchaser and with respect to each Mortgage Loan Package sold thereafter, such date or dates mutually agreed upon by the Sellers and the Purchaser and set forth in the related Purchase Price and Terms Letter.

      Code: The Internal Revenue Code of 1986, as it may be amended from time to time or any successor statute thereto, and applicable U.S. Department of the Treasury regulations issued pursuant thereto.

      Combined Loan-to-Value Ratio or CLTV: With respect to any Second Lien Mortgage Loan, the sum of the original principal balance of such Second Lien Mortgage Loan and the outstanding principal balance, as of the date of origination of the Second Lien Mortgage Loan, of any mortgage loan which is senior in priority to such Second Lien Mortgage Loan, divided by the Appraised Value of the Mortgaged Property as of the origination date.

      Commission: The United States Securities and Exchange Commission.

      Company: Option One Mortgage Corporation, or its successor in interest or assigns, or any successor to the Company under this Agreement appointed as herein provided.

      Company Employees: As defined in Section 4.13.

      Company Information: As defined in Section 9.05(a)(i)(A).

      Condemnation Proceeds: All awards or settlements in respect of a Mortgaged Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan Documents.

      Consumer Personal Information: Any personal information about a Mortgagor that is disclosed to the Purchaser by or on behalf of the Company.

      Covered Loan: A Mortgage Loan categorized as Covered pursuant to Appendix E of Standard & Poor's Glossary.

      Custodial Account: The separate account or accounts created and maintained pursuant to Section 4.04.

      Custodial Agreement: The agreement governing the retention of the originals of each Mortgage Note, Mortgage, Assignment of Mortgage and other Mortgage Loan Documents, a form of which is annexed hereto as Exhibit B.

      Custodian: The custodian under the Custodial Agreement, or its successor in interest or assigns, or any successor to the Custodian under the Custodial Agreement as provided therein.

      Cut-off Date: With respect to the initial Mortgage Loan Package to be sold, July 21, 2006 and with respect to each Mortgage Loan Package to be sold thereafter, the date set forth in the related Purchase Price and Terms Agreement.

      Deemed Material and Adverse Representation: Each representation and warranty in Sections 3.03(tt), (yy), (zz), (ddd), (eee) and (ggg) of this Agreement.

      Deleted Mortgage Loan: As defined in Section 3.04 hereof.

      Depositor: The depositor, as such term is defined in Regulation AB, with respect to any Securitization Transaction.

      Determination Date. With respect to any Remittance Date, the last Business Day of the month immediately preceding the month in which such Remittance Date occurs.

      Due Date: The day of the month on which the Monthly Payment is due on a Mortgage Loan as set forth on the related Mortgage Loan Schedule, exclusive of any days of grace.

      Eligible Investments shall mean any one or more of the following obligations or securities:

      (i) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States, or Freddie Mac senior debt obligations, but excluding any of such securities whose terms do not provide for payment of a fixed dollar amount upon maturity or call for redemption;

      (ii) (A) demand and time deposits in, certificates of deposit of, bankers' acceptances issued by or federal funds sold by any depository institution or trust company incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state authorities, so long as, at the time of such investment or contractual commitment providing for such investment, such depository institution or trust company or its ultimate parent has a short-term uninsured debt rating in one of the two highest available rating categories of Standard & Poor's and the highest available rating category of Moody's and provided that each such investment has an original maturity of no more than 365 days;

            (B) any other demand or time deposit or deposit which is fully insured by the FDIC; and

            (C) Freddie Mac participation certificates and other Freddie Mac guaranteed mortgage-backed securities and senior debt obligations;

      (iii) repurchase obligations with a term not to exceed 30 days with respect to any security described in clause (i) above and entered into with a depository institution or trust company (acting as principal) rated A or higher by Standard & Poor's and rated A2 or higher by Moody's, provided, however, that collateral transferred pursuant to such repurchase obligation must be of the type described in clause (i) above and must (A) be valued daily at current market prices plus accrued interest or (B) pursuant to such valuation, be equal, at all times, to 105% of the cash transferred in exchange for such collateral and (C) be delivered to an agent for the Purchaser, in such a manner as to accomplish perfection of a security interest in the collateral by possession of certificated securities;

      (iv) securities bearing interest or sold at a discount that are issued by any corporation incorporated under the laws of the United States of America or any State thereof and that are rated by a Rating Agency in its highest long-term unsecured rating categories at the time of such investment or contractual commitment providing for such investment;

      (v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 30 days after the date of acquisition thereof) that is rated by a Rating Agency in its highest short-term unsecured debt rating available at the time of such investment;

      (vi) units of money market funds registered under the Investment Company Act of 1940 having a rating by Standard & Poor's of AAA-G, AAA-m, or AA-m, and if rated by Moody's, rated Aaa, Aa1 or Aa2; and

      (vii) any other obligation or security acceptable to the Purchaser (as certified by a letter from the Purchaser to the Company);

provided, that no such investment shall be an Eligible Investment if such investment evidences either (a) the right to receive interest-only payments with respect to the obligations underlying such investments or (b) both principal and interest payments derived from obligations underlying such investment where the principal and interest payments with respect to such investment provide a yield to maturity exceeding 120% of the yield to maturity at par of such underlying obligation.

      Errors and Omissions Insurance Policy: An errors and omissions insurance policy to be maintained by the Company pursuant to Section 4.13.

      Escrow Account: The separate account or accounts created and maintained pursuant to Section 4.07.

      Escrow Payments: With respect to any Mortgage Loan, the amounts constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, mortgage insurance premiums, fire and hazard insurance premiums, condominium charges, and any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage, the Mortgage Loan Documents, or by mutual assent of the Mortgagor and the mortgagee.

      Event of Default: Any one of the conditions or circumstances enumerated in
Section 10.01.

      Exchange Act: The Securities Exchange Act of 1934, as amended.

      Fannie Mae: The entity formerly known as the Federal National Mortgage Association (FNMA), or any successor thereto.

      FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

      Fidelity Bond: A fidelity bond to be maintained by the Company pursuant to
Section 4.13.

      First Remittance Date: The fifth Business Day of the month immediately following the month in which the related Closing Date occurs or such other date as mutually agreed upon by the Sellers and the Purchaser.

      Freddie Mac: The entity formerly known as the Federal Home Loan Mortgage Corporation (FHLMC), or any successor thereto.

      GAAP: General accepted accounting procedures, consistently applied.

      Gross Margin: With respect to each Adjustable Rate Mortgage Loan, the fixed percentage amount set forth in the related Mortgage Note which is added to the Index in order to determine the related Mortgage Interest Rate, as set forth in the related Mortgage Loan Schedule for the related Mortgage Loan Package.

      High Cost Loan: A Mortgage Loan (a) covered by HOEPA, (b) classified as a "high cost home," "threshold," "covered," (excluding New Jersey "Covered Home Loans" as that term was defined in clause (1) of the definition of that term in the New Jersey Home Ownership Security Act of 2002 that were originated between November 26, 2003 and July 7, 2004), "high risk home," "predatory" or similar loan under any other applicable state, federal or local law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees) or (c) categorized as High Cost pursuant to Appendix E of Standard & Poor's Glossary. For avoidance of doubt, the parties agree that this definition shall apply to any law regardless of whether such law is presently, or in the future becomes, the subject of judicial review or litigation.

      HOEPA: The Home Ownership and Equity Protection Act of 1994, as amended.

      Index: With respect to any Adjustable Rate Mortgage Loan, the index identified on the related Mortgage Loan Schedule for the related Mortgage Loan Package and set forth in the related Mortgage Note for the purpose of calculating the interest therein.

      Insurance Proceeds: With respect to each Mortgage Loan, proceeds of insurance policies insuring the Mortgage Loan or the related Mortgaged Property, including PPMI Policy Proceeds, if applicable.

      Liquidation Proceeds: Cash received in connection with the liquidation of a defaulted Mortgage Loan, whether through the sale or assignment of such Mortgage Loan, trustee's sale, foreclosure sale or otherwise, or the sale of the related Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage Loan.

      Loan-to-Value Ratio or LTV: With respect to any Mortgage Loan, the ratio of the original loan amount of the Mortgage Loan at its origination (unless otherwise indicated) to the Appraised Value of the Mortgaged Property.

      MERS: Mortgage Electronic Registration Systems, Inc.

      Memorandum of Sale: With respect to each Mortgage Loan and Mortgage Loan Package, the memorandum of sale, substantially in the form of Exhibit F attached hereto, confirming the sale by the related Sellers and the purchase by Purchaser of the Mortgage Loan Package on the related Closing Date.

      Monthly Payment: The scheduled monthly payment of principal and interest on a Mortgage Loan.

      Moody's: Moody's Investors Service, Inc. or its successor in interest.

      Mortgage: The mortgage, deed of trust or other instrument securing a Mortgage Note, which creates a first or second lien on an unsubordinated estate in fee simple in real property securing the Mortgage Note; except that with respect to real property located in jurisdictions in which the use of leasehold estates for residential properties is a widely-accepted practice, the mortgage, deed of trust or other instrument securing the Mortgage Note may secure and create a first lien, or a second lien, in the case of a Second Lien Mortgage Loan, upon a leasehold estate of the Mortgagor.

      Mortgage File: The items pertaining to a particular Mortgage Loan referred to in Exhibit A annexed hereto, and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

      Mortgage Impairment Insurance Policy: A mortgage impairment or blanket hazard insurance policy as described in Section 4.12.

      Mortgage Interest Rate: The annual rate of interest borne on a Mortgage
Note in accordance with the provisions of the Mortgage Note.

      Mortgage Loan: An individual Mortgage Loan which is the subject of this Agreement, each Mortgage Loan originally sold and subject to this Agreement being identified on the Mortgage Loan Schedule annexed to the related Memorandum of Sale, which Mortgage Loan includes without limitation the Mortgage File, the Monthly Payments, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan; except those rights expressly retained by the Sellers herein.

      Mortgage Loan Documents: The documents referred to in Exhibit A as items 1 through 10.

      Mortgage Loan Package: The pool or group of whole loans purchased on a Closing Date, as described in the Mortgage Loan Schedule annexed to the related Memorandum of Sale.

      Mortgage Loan Remittance Rate: With respect to each Mortgage Loan, the annual rate of interest remitted to the Purchaser, which shall be equal to the related Mortgage Interest Rate minus the Servicing Fee Rate.

      Mortgage Loan Schedule: With respect to each Mortgage Loan Package, the schedule of Mortgage Loans annexed to the related Memorandum of Sale (and delivered in electronic format to the Purchaser), such schedule setting forth the following information with respect to each Mortgage Loan in the related Mortgage Loan Package as of the related Cut-off Date:

            (i) the name of the related Seller;

            (ii) the Company's Mortgage Loan number;

            (iii) city, state and zip code of the Mortgaged Property;

            (iv) a code indicating whether the Mortgaged Property is a single family residence, two-family residence, three-family residence, four-family residence, PUD or Condominium;

            (v) the Mortgage Interest Rate;

            (vi) the Mortgage Loan Remittance Rate;

            (vii) the Monthly Payment;

            (viii) the original term to maturity;

            (ix) the scheduled maturity date;

            (x) the unpaid principal balance of the Mortgage Loan;

            (xi) with respect to each first lien, the Loan-to-Value Ratio;

            (xii) a code indicating the FICO score of the Mortgagor at the time of origination;

            (xiii) a code indicating the credit grade and specific loan/underwriting program of each Mortgage Loan as assigned by the Company or the Originator of the Mortgage Loan;

            (xiv) a code indicating the name of the issuer of the PPMI Policy, if any, and the certificate number and percentage coverage, if applicable;

            (xv) the Appraised Value;

            (xvi) the date on which the first Monthly Payment was due and the applicable Due Date;

            (xvii) the last payment date on which a payment was applied;

            (xviii) the documentation level (full, alternative, limited);

            (xix) loan purpose (i.e., purchase financing, rate/term refinancing, cash-out refinancing);

            (xx) a code indicating whether the Mortgaged Property is owner-occupied or investor property.

            (xxi) a code indicating the product type (e.g., 2/28, 3/27, 15 year fixed, etc);

            (xxii) a code indicating whether the Mortgage Loan is subject to a Prepayment Premium;

            (xxiii) with respect to any Prepayment Premium Mortgage Loan, the term of any Prepayment Premium;

            (xxiv) with respect to any Prepayment Premium Mortgage Loan, the type and amount of any Prepayment Premium;

            (xxv) the Mortgagor's debt to income ratio, as of the date the Mortgage Loan was initially underwritten and approved by the Company or the Originator of the Mortgage Loan;

            (xxvi) with respect to each Adjustable Rate Mortgage Loan, the Gross Margin;

            (xxvii) with respect to each Adjustable Rate Mortgage Loan, the next Adjustment Date;

            (xxviii) with respect to each Adjustable Rate Mortgage Loan, the lifetime maximum Mortgage Interest Rate;

            (xxix) with respect to each Adjustable Rate Mortgage Loan, the lifetime minimum Mortgage Interest Rate;

            (xxx) with respect to each Adjustable Rate Mortgage Loan, the periodic Mortgage Interest Rate cap;

            (xxxi) with respect to each Adjustable Rate Mortgage Loan, the Index;

            (xxxii) with respect to each Adjustable Rate Mortgage Loan, a code indicating whether the Mortgage Loan is convertible;

            (xxxiii) the applicable Servicing Fee Rate;

            (xxxiv) a code indicating whether the Mortgage Loan is an Adjustable Rate Mortgage Loan;

            (xxxv) a code indicating whether the Mortgage Loan is a balloon loan;

            (xxxvi) a code indicating whether the Mortgage Loan is a Second Lien Mortgage Loan;

            (xxxvii) the points and fees charged in connection with the origination of the Mortgage Loan;

            (xxxviii) code indicating if a Mortgage Loan's points and fees are in compliance with the Fannie Mae Lender Letter LL03-00, Eligibility of Mortgages to Mortgagors with Blemished Credit Records (a "Points and Fees Eligible Loan");

            (xxxix) if the Mortgage Loan is a Second Lien Mortgage Loan and the Company or an affiliate of the Company is the Originator of the related first lien, the principal balance of the related first lien at the time of the origination of the first lien;

            (xl) with respect to each Second Lien Mortgage Loan, the CLTV; and

            (xli) with respect to the Mortgage Loans in the aggregate in the related Mortgage Loan Package, the respective Mortgage Loan Schedule shall set forth the following information, as of the related Cut-off Date:

            (1)   the number of Mortgage Loans;

            (2)   the aggregate outstanding principal balance of the Mortgage
                  Loans;

            (3) the weighted average Mortgage Interest Rate of the Mortgage Loans; and

            (4)   the weighted average months to maturity of the Mortgage Loans.

      Mortgage Note: The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

      Mortgaged Property: The real property securing repayment of the debt evidenced by a Mortgage Note.

      Mortgagor: The obligor on a Mortgage Note.

      Officer's Certificate: A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a Senior Vice President, a First Vice President, a Vice President or an Assistant Vice President and by the Treasurer or the Secretary or one of the Assistant Treasurers or Assistant Secretaries of the Company, and delivered to the Purchaser as required by this Agreement.

      Opinion of Counsel: A written opinion of counsel, who may be an employee of the Company, a form of which is attached hereto as Exhibit E.

      Originator: With respect to any Mortgage Loan, the entity that (i) took the Mortgagor's loan application (ii) processed the Mortgagor's loan application, or (iii) closed and/or funded such Mortgage Loan.

      OTS: Office of Thrift Supervision.

      Periodic Interest Rate Cap: As to each Adjustable Rate Mortgage Loan, the maximum increase or decrease in the Mortgage Interest Rate on any Adjustment Date pursuant to the terms of the Mortgage Note.

      Person: Any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof.

      Pool Paid Mortgage Insurance Policy or PPMI Policy: A policy of mortgage guaranty insurance issued by a mortgage insurer in which a party other than the Mortgagor is responsible for the premiums associated with such mortgage insurance policy.

      PPMI Proceeds: Proceeds of any PPMI Policy.

      Prepayment Premium: With respect to a Prepayment Premium Loan, the prepayment charge or penalty interest required to be paid by the Mortgagor in connection with a prepayment of the related Mortgage Loan, as provided in the related Mortgage Note or Mortgage, and as specified on the related Mortgage Loan Schedule.

      Prepayment Premium Loan: Each Mortgage Loan identified on the Mortgage Loan Schedule with respect to which the Mortgagor must pay a Prepayment Premium in connection with a Principal Prepayment.

      Prime Rate: The prime rate announced to be in effect from time to time, as published as the average rate in The Wall Street Journal.

      Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan which is received in advance of its scheduled Due Date, including any Prepayment Premium thereon and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

      Principal Prepayment Period: The month preceding the month in which the related Remittance Date occurs.

      Purchase Price: The price specified in the related Memorandum of Sale and paid on the Closing Date by the Purchaser to the Company on behalf of related Sellers for the Mortgage Loans included in a Mortgage Loan Package, as calculated and adjusted as set forth in the related Purchase Price and Terms Letter.

      Purchase Price and Terms Letter: With respect to each Mortgage Loan Package sold hereunder, that certain letter agreement between the Company and the Purchaser entered into prior to the related Closing Date which sets forth the general terms and conditions of the sale.

      Purchaser: Bank of America, National Association, or its successor in interest or any successor or assignee to the Purchaser under this Agreement as herein provided.

      Qualified Appraiser: An appraiser who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, who met the minimum requirements of Fannie Mae and Freddie Mac and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, and such appraiser and the appraisal made by such appraiser both satisfied the requirements of Title XI of the Financial Institution Reform, Recovery, and Enforcement Act and the regulations promulgated thereunder, all as in effect on the date the Mortgage Loan was originated.

      Qualified Correspondent: Any Person from which the Company purchased Mortgage Loans, provided that the following conditions are satisfied: (i) such Mortgage Loans were originated pursuant to an agreement between the Company and such Person that contemplated that such Person would underwrite mortgage loans from time to time, for sale to the Company, in accordance with underwriting guidelines designated by the Company ("Designated Guidelines") or guidelines that do not vary materially from such Designated Guidelines; (ii) such Mortgage Loans were in fact underwritten as described in clause (i) above and were acquired by the Company within 180 days after origination; (iii) either (x) the Designated Guidelines were, at the time such Mortgage Loans were originated, used by the Company in origination of mortgage loans of the same type as the Mortgage Loans for the Company's own account or (y) the Designated Guidelines were, at the time such Mortgage Loans were underwritten, designated by the Company on a consistent basis for use by lenders in originating mortgage loans to be purchased by the Company; and (iv) the Company employed, at the time such Mortgage Loans were acquired by the Company, pre-purchase or post-purchase quality assurance procedures (which may involve, among other things, review of a sample of mortgage loans purchased during a particular time period or through particular channels) designed to ensure that Persons from which it purchased mortgage loans properly applied the underwriting criteria designated by the Company.

      Qualified Depository: Either (i) an account or accounts the deposits in which are insured by the FDIC to the limits established by such corporation, provided that any such deposits not so insured shall be maintained in an account at a depository institution or trust company whose commercial paper or other short term debt obligations (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short term debt obligations of such holding company) have been rated by each Rating Agency in its highest short-term rating category, or (ii) a segregated trust account or accounts (which shall be a "special deposit account") maintained with any federal or state chartered depository institution or trust company, acting in its fiduciary capacity. Eligible Accounts may bear interest.

      Qualified Substitute Mortgage Loan: A mortgage loan eligible to be substituted by the Company for a Deleted Mortgage Loan which must, on the date of such substitution be approved by the Purchaser (which approval shall not be unreasonably withheld) and, (i) have an outstanding principal balance, after deduction of all scheduled payments due in the month of substitution (or in the case of a substitution of more than one mortgage loan for a Deleted Mortgage Loan, an aggregate principal balance), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan; (ii) have a Mortgage Loan Remittance Rate not less than, and not more than 2% greater than, the Mortgage Loan Remittance Rate of the Deleted Mortgage Loan; (iii) have a remaining term to maturity not greater than and not more than one year less than that of the Deleted Mortgage Loan; (iv) comply with each representation and warranty set forth in Sections 3.01, 3.02 and 3.03; (v) be of the same type (fixed or Adjustable-Rate Mortgage
Loan) as the Deleted Mortgage Loan; (vi) have a Gross Margin not less than that of the Deleted Mortgage Loan; (vii) have the same Index as the Deleted Mortgage Loan; (viii) have a FICO score not less than that of the Deleted Mortgage Loan;
(ix) have an LTV not greater than that of the Deleted Mortgage Loan; and (x) have a Prepayment Premium at least equal to the Prepayment Premium, if any, of the Deleted Mortgage Loan.

      Rating Agency: Each of Fitch Ratings, Moody's Investors Service, Inc., Standard & Poor's, a division of The McGraw-Hill Companies, Inc., and Dominion Bond Rating Services or any successor thereto.

      Reconstitution: Any Securitization Transaction or Whole Loan Transfer.

      Reconstitution Agreement: The agreement or agreements entered into by the Company and the Purchaser and/or certain third parties in connection with a Reconstitution with respect to any or all Mortgage Loans subject to this Agreement.

      Reconstitution Date: The date on which any or all of the Mortgage Loans serviced under this Agreement shall be removed from this Agreement and reconstituted as part of a Reconstitution pursuant to Article IX hereof. The Reconstitution Date shall be such date which the Purchaser and the subsequent purchaser or transferee of the related Mortgage Loans shall designate. On such date, except as provided in this Agreement, the Mortgage Loans transferred shall cease to be covered by this Agreement and the Company's servicing responsibilities shall cease under this Agreement with respect to the related transferred Mortgage Loans.

      Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

      Reimbursement Amount: As defined in Section 3.04.

      REMIC: A "real estate mortgage investment conduit" within the meaning of
Section 860D of the Code.

      REMIC Provisions: Provisions of the federal income tax law relating to a REMIC, which appear at Section 860A through 860G of Subchapter M of Chapter 1, Subtitle A of the Code, and related provisions, and regulations, rulings or pronouncements promulgated thereunder, as the foregoing may be in effect from time to time.

      Remittance Date: The 5th (or if such 5th day is not a Business Day, the first Business Day immediately following such 5th day) of any month, beginning with the First Remittance Date.

      REO Disposition: The final sale by the Company of any REO Property.

      REO Disposition Proceeds: All amounts received with respect to an REO Disposition pursuant to Section 4.17.

      REO Property: A Mortgaged Property acquired by the Company on behalf of the Purchaser through foreclosure or by deed in lieu of foreclosure, as described in Section 4.17.

      Repurchase Price: With respect to any Mortgage Loan for which discovery of or notice of breach occurs during the earlier of (a) twelve (12) months after the Closing Date and (b) the Reconstitution Date for such Mortgage Loan, a price equal to (i) the Stated Principal Balance of the Mortgage Loan as of the date on which such repurchase takes place multiplied by the purchase price percentage set forth in the related Memorandum of Sale, plus (ii)(a) with respect to a Mortgage Loan which the Reconstitution Date has already occurred, interest on such Stated Principal Balance at the Mortgage Loan Remittance Rate from the date on which interest has last been paid and distributed to the Purchaser through the last day of the month in which such repurchase takes place or (b) with respect to a Mortgage Loan which the Reconstitution Date has not yet occurred, interest on such Stated Principal Balance at the Mortgage Loan Remittance Rate from the date on which interest has last been paid and distributed to the Purchaser through the day prior to the date on which such repurchase takes place, plus (iii) all out-of-pocket costs and expenses incurred by the Purchaser arising out of or based upon the related breach of representation and warranty of the Company, including without limitation costs and expenses incurred in the enforcement of the Company's repurchase obligation under Section 3.04, less amounts received or advanced in respect of such repurchased Mortgage Loan which are being held in the Custodial Account for distribution in the month of repurchase, plus (iv) the Reimbursement Amount, if any. With respect to any Mortgage Loan for which discovery of or notice of breach occurs more than twelve
(12) months after the Closing Date or as to which the Reconstitution Date has already occurred, a price equal to (i) the Stated Principal Balance of the Mortgage Loan as of the date on which such repurchase takes place, plus (ii)(a) with respect to a Mortgage Loan which the Reconstitution Date has already occurred, interest on such Stated Principal Balance at the Mortgage Loan Remittance Rate from the date on which interest has last been paid and distributed to the Purchaser through the last day of the month in which such repurchase takes place or (b) with respect to a Mortgage Loan which the Reconstitution Date has not yet occurred, interest on such Stated Principal Balance at the Mortgage Loan Remittance Rate from the date on which interest has last been paid and distributed to the Purchaser through the day prior to the date on which such repurchase takes place, plus (iii) all out-of-pocket costs and expenses incurred by the Purchaser arising out of or based upon the related breach of representation and warranty of the Company, including without limitation costs and expenses incurred in the enforcement of the Company's repurchase obligation under Section 3.04, less amounts received or advanced in respect of such repurchased Mortgage Loan which are being held in the Custodial Account for distribution in the month of repurchase, plus (iv) the Reimbursement Amount, if any.

      RESPA: The Real Estate Settlement Procedures Act, as amended.

      Sarbanes Certification: As defined in Section 6.05(a).

      Second Lien Mortgage Loan: A Mortgage Loan secured by a second priority lien on the related Mortgaged Property.

      Securities Act: The Securities Act of 1933, as amended.

      Securitization Transaction: Any transaction involving either (1) a sale or other transfer of some or all of the Mortgage Loans directly or indirectly to an issuing entity in connection with an issuance of publicly offered or privately placed, rated or unrated mortgage-backed securities or (2) an issuance of publicly offered or privately placed, rated or unrated securities, the payments on which are determined primarily by reference to one or more portfolios of residential mortgage loans consisting, in whole or in part, of some or all of the Mortgage Loans.

      Sellers: The Company, Option One Owner Trust 2001-1A, Option One Owner Trust 2001-1B, Option One Owner Trust 2001-2, Option One Owner Trust 2002-3, Option One Owner Trust 2003-4, Option One Owner Trust 2003-5, Option One Owner Trust 2005-6, Option One Owner Trust 2005-7, Option One Owner Trust 2005-8 and Option One Owner Trust 2005-9, one or more of which may sell certain Mortgage Loans as identified on the Mortgage Loan Schedule attached to a Memorandum of Sale.

      Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses (including reasonable attorneys' fees and disbursements) incurred in the performance by the Company of its servicing obligations, including, but not limited to, the cost of (a) the preservation, inspection, restoration and protection of the Mortgaged Property, (b) any enforcement or judicial proceedings, including bankruptcies and foreclosures,
(c) the management and liquidation of any REO Property and (d) compliance with the obligations under Section 4.02, 4.09, 4.11, 4.14 and 4.17.

      Servicing Criteria: The "servicing criteria" set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time.

      Servicing Fee: With respect to each Mortgage Loan, the amount of the annual fee the Company shall be entitled to, which shall, for a period of one full month, be equal to one-twelfth of the product of (a) the applicable Servicing Fee Rate and (b) the outstanding principal balance of such Mortgage Loan. Such fee shall be computed on the basis of the same principal amount and period respecting which any related interest payment on a Mortgage Loan is computed. The Company's right to collect the Servicing Fee is limited to, and the Servicing Fee is payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds, Condemnation Proceeds and Insurance Proceeds, to the extent permitted by Section 4.06) of such Monthly Payment collected by the Company, or as otherwise provided under
Section 4.06.

      Servicing Fee Rate: With respect to each Mortgage Loan, the per annum rate set forth on the Mortgage Loan Schedule or if not specified thereon, in the related Purchase Price and Terms Letter.

      Servicing File: With respect to each Mortgage Loan, the file retained by the Company consisting of originals of all documents in the Mortgage File which are not delivered to the Custodian and copies of the Mortgage Loan Documents listed in the Custodial Agreement the originals of which are delivered to the Custodian pursuant to Section 2.03.

      Servicing Officer: Any officer of the Company or representative appointed by an officer of the Company involved in or responsible for the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished by the Company to the Purchaser upon request, as such list may from time to time be amended.

      Standard & Poor's: Standard & Poor's, a division of The McGraw-Hill Companies Inc., and any successor thereto.

      Standard & Poor's Glossary: The Standard & Poor's LEVELS(R) Glossary, as may be in effect from time to time.

      Stated Principal Balance: As to each Mortgage Loan, (i) the principal balance of the Mortgage Loan at the related Cut-off Date after giving effect to payments of principal received on or before such date, minus (ii) all amounts previously distributed to the Purchaser with respect to the related Mortgage Loan representing payments or recoveries of principal.

      Static Pool Information: Static pool information as described in Item 1105(a)(1)-(3) and 1105(c) of Regulation AB.

      Subcontractor: Any vendor, subcontractor or other Person that is not responsible for the overall servicing (as "servicing" is commonly understood by participants in the mortgage-backed securities market) of the Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to the Mortgage Loans under the direction or authority of the Company or a Subservicer.

      Subservicer: Any Person that services the Mortgage Loans on behalf of the Company or any Subservicer and is responsible for the performance (whether directly or through Subservicers or Subcontractors) of a substantial portion of the material servicing functions required to be performed by the Company under this Agreement or any Reconstitution Agreement that are identified in Item 1122(d) of Regulation AB.

      Subservicing Agreement: Any subservicing agreement between the Company and any Subservicer relating to servicing and/or administration of some or all of the Mortgage Loans included in a Mortgage Loan Package.

      Substitution Adjustment Amount: As defined in Section 3.04.

      Third-Party Originator: Each Person, other than a Qualified Correspondent, that originated the Mortgage Loans acquired by the Company.

      Transfer or Transferred: The sale or transfer of some or all of the Mortgage Loans in connection with a Whole Loan Transfer or a Securitization Transaction.

      Underwriting Guidelines: The underwriting guidelines of the Company attached hereto as Exhibit D, as may be updated and incorporated into Exhibit D from time to time by providing such updates to the Purchaser.

      Whole Loan Transfer: Any sale or transfer of some or all of the Mortgage Loans by the Purchaser to a third party, which sale or transfer is not a Securitization Transaction.

                                   ARTICLE II

      AGREEMENT TO PURCHASE; CONVEYANCE OF MORTGAGE LOANS; PURCHASE PRICE; POSSESSION OF MORTGAGE FILES; MAINTENANCE OF SERVICING FILES; BOOKS AND RECORDS; CUSTODIAL AGREEMENT; DELIVERY OF DOCUMENTS; CLOSING CONDITIONS

      Section 2.01. Agreement to Purchase; Conveyance of Mortgage Loans; Purchase Price; Possession of Mortgage Files; Maintenance of Servicing Files.

      (A) Agreement to Purchase; Conveyance of Mortgage Loans

      In exchange for the payment of the Purchase Price on the related Closing Date, the related Sellers agree to sell and the Purchaser agrees to purchase, without recourse, but subject to the terms of this Agreement, on a servicing retained basis, all the right, title and interest of such Sellers in and to the Mortgage Loans in a Mortgage Loan Package having an aggregate Stated Principal Balance on the related Cut-off Date in an amount as set forth in the related Purchase Price and Terms Letter, or in such other amount as agreed by the Purchaser and such Sellers as evidenced by the actual aggregate Stated Principal Balance of the Mortgage Loan Package accepted by the Purchaser on the related Closing Date. The related Sellers shall deliver the Mortgage Loan Schedule for the Mortgage Loan Package to be purchased on the related Closing Date to the Purchaser one (1) Business Day following the related Cut-off Date. Pursuant to
Section 2.03, the Company will deliver the Mortgage Loan Documents to the Custodian.

      (B) Purchase Price

      The Purchase Price for each Mortgage Loan Package shall be the percentage of par as stated in or otherwise calculated pursuant to the related Purchase Price and Terms Letter (subject to adjustment as provided therein), plus accrued interest on the Stated Principal Balance of the Mortgage Loan at the applicable Mortgage Loan Remittance Rate for the period specified in the related Purchase Price and Terms Letter. The initial principal amount of the Mortgage Loans shall be the aggregate principal balance of the Mortgage Loans, so computed as of the related Cut-off Date. The final Purchase Price and Purchase Price percentage shall be set forth on the related Memorandum of Sale.

      The Purchaser shall be entitled to (1) all principal collected on the Mortgage Loans after the related Cut-off Date, (2) all payments of interest on the Mortgage Loans at the Mortgage Loan Remittance Rate collected after the related Cut-off Date and (3) all Prepayment Premiums received or paid after the related Cut-off Date.

      (C) Possession of Mortgage Files; Maintenance of Servicing Files

      The contents of each Servicing File are and shall be held in trust by the Company for the benefit of the Purchaser as the owner thereof. Possession of each Servicing File by the Company is at the will of the Purchaser for the sole purpose of servicing the related Mortgage Loan, and such retention and possession by the Company is in a custodial capacity only. Upon the sale of the Mortgage Loans the ownership of each Mortgage Note, the related Mortgage and the related Mortgage File and Servicing File shall vest immediately in the Purchaser, and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Company shall vest immediately in the Purchaser and shall be retained and maintained by the Company, in trust, at the will of the Purchaser and only in such custodial capacity. The Company shall release its custody of the contents of any Servicing File only in accordance with written instructions from the Purchaser, unless such release is required as incidental to the Company's servicing of the Mortgage Loans or is in connection with a repurchase of any Mortgage Loan pursuant to Section 3.04 or 6.02.

      Section 2.02. Books and Records; Transfers of Mortgage Loans.

      From and after the sale of the Mortgage Loans to the Purchaser in accordance herewith, all rights arising out of the Mortgage Loans, including, but not limited to, all funds received on or in connection with the Mortgage Loans, shall be received and held by the Company in trust for the benefit of the Purchaser as owner of the Mortgage Loans, and the Company, if applicable, shall retain record title to the related Mortgages for the sole purpose of facilitating the servicing and the supervision of the servicing of the Mortgage Loans.

      The sale of each Mortgage Loan shall be reflected on the related Seller's balance sheet and other financial statements, tax returns and business records as a sale of assets by such Seller. The Company shall be responsible for maintaining, and shall maintain, a complete set of books and records for each Mortgage Loan which shall be marked clearly to reflect the ownership of each Mortgage Loan by the Purchaser. In particular, the Company shall maintain in its possession, available for inspection by the Purchaser, or its designee, and shall deliver to the Purchaser upon demand, evidence of compliance with all federal, state and local laws, rules and regulations, including but not limited to documentation as to the method used in determining the applicability of the provisions of the Flood Disaster Protection Act of 1973, as amended, to the Mortgaged Property, documentation confirming insurance coverage and eligibility of any condominium project for approval by Fannie Mae or Freddie Mac and periodic inspection reports as required by Section 4.14. To the extent that original documents are not required for purposes of realization of Liquidation Proceeds or Insurance Proceeds, documents maintained by the Company may be in the form of microfilm or microfiche or such other reliable means of recreating original documents, including but not limited to, optical imagery techniques.

      The Company shall maintain with respect to each Mortgage Loan and shall make available for inspection upon reasonable notice by the Purchaser or its designee the related Servicing File during the time the Purchaser retains ownership of a Mortgage Loan and thereafter in accordance with applicable laws and regulations.

      For the purposes of this Agreement, the Company shall be under no obligation to deal with any person with respect to this Agreement or the Mortgage Loans unless the Company has been notified that such Person is the owner of the Mortgage Loan. The Purchaser may, subject to the terms of this Agreement, sell and transfer one or more of the Mortgage Loans, provided, however, that in no event shall there be more than four Persons (not including the Purchaser or affiliates of the Purchaser) at any given time for whom the Company is servicing the Mortgage Loans included in any Mortgage Loan Package. The Purchaser also shall advise the Company of the transfer. Subject to Article IX hereof and upon receipt of notice of the transfer, the Company shall mark its books and records to reflect the ownership of the Mortgage Loans of such assignee, and shall release the previous Purchaser from its obligations hereunder with respect to the Mortgage Loans sold or transferred.

      Section 2.03. Custodial Agreement; Delivery of Documents; Inspection.

      Pursuant to the related Custodial Agreement, the Company will, with respect to each Mortgage Loan, deliver, or cause to be delivered, the Mortgage Loan Documents to the Custodian in escrow at least three (3) Business Days prior to the related Closing Date.

      The Custodian shall be required to certify its receipt of the Mortgage Loan Documents required to be delivered pursuant to the Custodial Agreement prior to the related Closing Date, as evidenced by the certification of the Custodian in the form annexed to the Custodial Agreement. The Purchaser shall be responsible for the initial and on-going fees and expenses of the Custodian.

      Notwithstanding any provisions to the contrary in this Agreement, the Company shall not be required to record the Assignments of Mortgage on behalf of the Purchaser unless the Rating Agencies providing ratings related to a Securitization Transaction shall require recordation in the appropriate offices for real property records in order to receive the ratings on the pass-through certificates at the time of their initial issuance or the occurrence of certain events set forth in the related Securitization Transaction document shall require recordation (it being understood that the Purchaser shall not be required to deliver any opinions of counsel to satisfy such Rating Agency requirements). Any cost associated with the recording of such Assignments of Mortgage and other relevant documents will be borne by the Company. If the Assignments of Mortgage are required to be recorded pursuant to this Section 2.03, the Company shall cause the Assignments of Mortgage which were delivered in blank to be completed and to be recorded. The Company shall be required to deliver such Assignments of Mortgage for recording within 30 days of the date on which the Company is notified that recording will be required pursuant to this
Section 2.03. The Company shall furnish the Custodian with a copy of each Assignment of Mortgage submitted for recording. In the event that any such Assignment is lost or returned unrecorded because of a defect therein, the Company shall promptly have a substitute Assignment of Mortgage prepared or have such defect cured, as the case may be, and thereafter cause such Assignment of Mortgage to be duly recorded. The Purchaser shall be responsible for the costs of additional recordings of Assignments of Mortgage requested by it.

      Except as otherwise provided in this Section 2.03, upon discovery or receipt of notice of any materially defective Mortgage Loan Document, or that a Mortgage Loan Document is missing, the Company shall have 90 days to cure such defect or deliver such missing document to the Custodian. If the Company does not cure such defect or deliver such missing document within such time period, the Company shall either repurchase or substitute for such Mortgage Loan in accordance with Section 3.04.

      The Company shall forward to the Custodian original documents evidencing an assumption, modification, consolidation or extension of any Mortgage Loan entered into in accordance with Section 4.01 or 6.01 within one week of their execution, provided, however, that the Company shall provide the Custodian with a certified true copy of any such document submitted for recordation within ten
(10) days of its execution, and shall provide the original of any document submitted for recordation or a copy of such document certified by the appropriate public recording office to be a true and complete copy of the original within sixty (60) days of its submission for recordation.

      If the original or a copy certified by the appropriate recording office of any document submitted for recordation to the appropriate public recording office is not so delivered to the Custodian within 365 days following the related Closing Date, and if the Company does not cure such failure within thirty (30) days after receipt of written notification of such failure from the Purchaser, the related Mortgage Loan shall, upon the request of the Purchaser, be repurchased by the Company at a price and in the manner specified in Section 3.04.

      In the event the public recording office is delayed in returning any original document, the Company shall deliver to the Custodian within 365 days of its submission for recordation, a copy of such document and an Officer's Certificate, which shall (i) identify the recorded document, (ii) state that the recorded document has not been delivered to the Custodian due solely to a delay by the public recording office, (iii) state the amount of time generally required by the applicable recording office to record and return a document submitted for recordation and (iv) specify the date the applicable recorded document will be delivered to the Custodian. The Company will be required to deliver the document to the Custodian by the date specified in (iv) above. An extension of the date specified in (iv) above may be requested from the Purchaser, which consent shall not be unreasonably withheld. However, if the Company cannot deliver such original or clerk-certified copy of any document submitted for recordation to the appropriate public recording office within the specified time for any reason, within thirty (30) days after receipt of written notification of such failure from the Purchaser, the Company shall repurchase the related Mortgage Loan at the price and in the manner specified in Section 3.04.

      In addition to any rights granted to the Purchaser hereunder to underwrite the Mortgage Loans and review the Mortgage Loan Documents prior to the related Closing Date, the Purchaser shall be entitled to conduct a due diligence review of the Mortgage Files in accordance with the timetable and any additional terms and conditions set forth in the related Purchase Price and Terms Letter. Such underwriting by the Purchaser or its designee shall not impair or diminish the rights of the Purchaser or any of its successors under this Agreement with respect to a breach of the representations and warranties contained in this Agreement. The fact that the Purchaser or its designee has conducted or has failed to conduct any partial or complete examination of the Mortgage Files shall not affect the Purchaser's or any of its successors' rights to demand repurchase or other relief or remedy provided for in this Agreement.

      Section 2.04. Closing Conditions.

      The closing for the purchase and sale of each Mortgage Loan Package shall take place on the respective Closing Date. The Closing shall be either: by telephone, confirmed by letter or wire as the parties shall agree; or conducted in person, at such place as the parties may agree.

      The closing for each Mortgage Loan Package shall be subject to the satisfaction of each of the following conditions:

      (a) the Company shall have delivered to the Purchaser the related Mortgage Loan Schedule and an electronic data file, in form and substance acceptable to the parties hereto, containing information on a loan-level basis;

      (b) all of the representations and warranties of the Company under this Agreement shall be true and correct as of the related Closing Date (or, with respect to Section 3.03, such other date specified therein) in all material respects and no default shall have occurred hereunder which, with notice or the passage of time or both, would constitute an Event of Default hereunder;

      (c) the Purchaser and its counsel shall have received an opinion from the Company's counsel, substantially in the form of Exhibit E attached hereto (with respect to the initial closing only);

      (d) the Purchaser shall have received from the Custodian a certification with respect to its receipt of the Mortgage Loan Documents for the related Mortgage Loans;

      (e) the Purchaser shall have received originals of the related Memorandum of Sale, the related Purchase Price and Terms Letter and a funding memorandum setting forth the Purchase Price(s), and the accrued interest thereon, for the related Mortgage Loan Package, in each case executed on behalf of the Company and the related Sellers; and

      (f) all other terms and conditions of this Agreement, the related Memorandum of Sale and the related Purchase Price and Terms Letter required to be satisfied on or before the applicable Closing Date by the Company and the related Sellers shall have been complied with in all material respects.

      Upon satisfaction of the foregoing conditions, the Purchaser shall pay to the Company on behalf of the related Sellers on such Closing Date the Purchase Price for the related Mortgage Loan Package, including accrued interest pursuant to Section 2.01 of this Agreement.

                                  ARTICLE III

               REPRESENTATIONS AND WARRANTIES REMEDIES AND BREACH

      Section 3.01. Company Representations and Warranties.

      The Company hereby represents and warrants to the Purchaser that, as of the related Closing Date:

      (a)   Due Organization and Authority.

            The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of California and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each state where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Company, and in any event the Company is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of the related Mortgage Loan and the servicing of such Mortgage Loan in accordance with the terms of this Agreement; the Company has the full corporate power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Company and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Company; and all requisite corporate action has been taken by the Company to make this Agreement valid and binding upon the Company in accordance with its terms;

      (b)   Ordinary Course of Business.

            The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Company, who is in the business of selling and servicing loans, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Company and the related Sellers pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction;

      (c)   No Conflicts.

            Neither the execution and delivery of this Agreement, the acquisition of the Mortgage Loans by the Company, the sale of the Mortgage Loans by the Company to the Purchaser or the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement will conflict with or result in a breach of any of the terms, articles of incorporation or by-laws or any legal restriction or any agreement or instrument to which the Company is now a party or by which it is bound, or constitute a default or result in the violation of any law, rule, regulation, order, judgment or decree to which the Company or its property is subject, or impair the ability of the Purchaser to realize on the Mortgage Loans, or impair the value of the Mortgage Loans;

      (d)   Ability to Service.

            The Company is an approved seller/servicer of conventional residential mortgage loans for Fannie Mae or Freddie Mac, with the facilities, procedures, and experienced personnel necessary for the sound servicing of mortgage loans of the same type as the Mortgage Loans. The Company is a HUD approved mortgagee pursuant to Section 203 of the National Housing Act and is in good standing to sell mortgage loans to and service mortgage loans for Fannie Mae or Freddie Mac, and no event has occurred, including but not limited to a change in insurance coverage, which would make the Company unable to comply with Fannie Mae or Freddie Mac eligibility requirements or which would require notification to either Fannie Mae or Freddie Mac;

      (e)   Reasonable Servicing Fee; Fair Consideration.

            The Company acknowledges and agrees that the Servicing Fee represents reasonable compensation for performing such services and that the entire Servicing Fee shall be treated by the Company, for accounting and tax purposes, as compensation for the servicing and administration of the Mortgage Loans pursuant to this Agreement. The consideration received by the Company and the other Sellers upon the sale of the Mortgage Loans under this Agreement shall constitute fair consideration and reasonably equivalent value for the Mortgage Loans;

      (f)   Ability to Perform; Solvency.

            The Company does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement in all material respects. The Company is solvent and the sale of the Mortgage Loans will not cause the Company to become insolvent. The sale of the Mortgage Loans is not undertaken to hinder, delay or defraud any of the Company's creditors;

      (g)   No Litigation Pending.

            There is no action, suit, proceeding or investigation pending or to the best of its knowledge threatened against the Company which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Company, or in any material impairment of the right or ability of the Company to carry on its business substantially as now conducted, or in any material liability on the part of the Company, or which would draw into question upon any reasonable basis the validity of this Agreement or the Mortgage Loans or of any action taken or to be contemplated herein, or which would be likely to impair materially the ability of the Company to perform under the terms of this Agreement;

      (h)   No Consent Required.

            No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Company of or compliance by the Company with this Agreement or the sale of the Mortgage Loans as evidenced by the consummation of the transactions contemplated by this Agreement, or if required, such approval has been obtained prior to the Closing Date;

      (i)   Selection Process.

            The Mortgage Loans will be selected on such Closing Date from among the outstanding fixed and adjustable rate one- to four-family mortgage loans in the Company's and each Seller's portfolio at such Closing Date as to which the representations and warranties set forth in Section 3.03 could be made and such selection will not be made in a manner so as to affect adversely the interests of the Purchaser;

      (j)   No Untrue Material Information.

            Neither this Agreement nor any written or electronic statement, report or other data file prepared and furnished by or on behalf of the Company or to be prepared and furnished by or on behalf of the Company pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue material statement of fact or omits to state a material fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading;

      (k)   Sale Treatment.

            The Company has determined, based on consultation with its independent accountants, that the disposition of the Mortgage Loans pursuant to this Agreement will be afforded sale treatment for accounting and tax purposes;

      (l)   No Material Change.

            There has been no material adverse change in the business, operations, financial condition or assets of the Company since the date of the Company's most recent financial statements which would affect the sale of the Mortgage Loans or the Company's ability to service the Mortgage Loans as contemplated herein;

      (m)   No Brokers' Fees.

            The Company has not dealt with any broker, investment banker, agent or other Person that may be entitled to any commission or compensation in the connection with the sale of the Mortgage Loans; and

      (n)   Securities Law Compliance.

            Neither the Company nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of any Mortgage Loans, any interest in any Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of any Mortgage Loans, any interest in any Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to any Mortgage Loans, any interest in any Mortgage Loans or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities Act or which would render the disposition of any Mortgage Loans a violation of Section 5 of the Securities Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Mortgage Loans.

            Section 3.02. Company Representations and Warranties Relating to the Sellers.

      The Company represents, warrants and covenants to the Purchaser as of the related Closing Date or as of such other date specifically provided herein:

      (a) Each Seller is duly organized, validly existing and in good standing as a business trust under the laws of the State of Delaware and is and will remain in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

      (b) Each Seller has the full power and authority to hold each Mortgage Loan, to sell each Mortgage Loan, to execute, deliver and perform, and to enter into and consummate, all transactions contemplated by this Agreement. Each Seller has duly authorized the execution, deliver and performance of this Agreement, has duly executed and delivered this Agreement and this Agreement, assuming due authorization, execution and delivery by the Purchaser and the Company, if not a Seller, constitutes a legal, valid and binding obligation of such Seller, enforceable against it in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency or reorganization;

      (c) The execution and delivery of this Agreement by each Seller and the performance of and compliance with the terms of this Agreement will not violate the respective Seller's certificate of trust or constitute a default under or result in a breach or acceleration of, any material contract, agreement or other instrument to which a Seller is a party or which may be applicable to a Seller or its assets;

      (d) No Seller is in violation of, and the execution and delivery of this Agreement by any Seller and performance and compliance by any Seller with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction over any such Seller or its assets, which violation might have consequences that would materially and adversely affect the condition (financial or otherwise) or the operation of such Seller or its assets or might have consequences that would materially and adversely affect the performance of its obligations and duties hereunder;

      (e) Immediately prior to the payment of the Purchase Price for each Mortgage Loan, the related Seller was the owner of the Mortgage Loan and the indebtedness evidenced by the related Mortgage Note and upon the payment of the Purchase Price by the Purchaser, in the event that such Seller retains record title, such Seller shall retain such record title to each Mortgage Loan, each related Mortgage Note and the related Mortgage Files with respect thereto in trust for the Purchaser as the owner thereof;

      (f) There are no actions or proceedings against, or investigations known to the Company of, any Seller before any court, administrative or other tribunal
(A) that might prohibit its entering into this Agreement, (B) seeking to prevent the sale of the Mortgage Loans or the consummation of the transactions contemplated by this Agreement or (C) that might prohibit or materially and adversely affect the performance by any Seller of its obligations under, or validity or enforceability of, this Agreement;

      (g) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by any Seller of, or compliance by any Seller with, this Agreement or the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations or orders, if any, that have been obtained;

      (h) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of each Seller, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by each Seller pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions; and

      (i) Except with respect to liens released immediately prior to the transfer herein contemplated, each Mortgage Note and related Mortgage have not been assigned or pledged and immediately prior to the transfer and assignment herein contemplated, the respective Seller held good, marketable and indefeasible title to, and was the sole owner and holder of, each Mortgage Loan subject to no liens, charges, mortgages, claims, participation interests, equities, pledges or security interests of any nature, encumbrances or rights of others (collectively, a "Lien"); each Seller has full right and authority under all governmental and regulatory bodies having jurisdiction over such Seller, subject to no interest or participation of, or agreement with, any party, to sell and assign the same pursuant to this Agreement; and immediately upon the transfers and assignments herein contemplated, the respective Seller shall have transferred all of its right, title and interest in and to each Mortgage Loan and the Purchaser will hold good, marketable and indefeasible title to, and be the sole owner of, each Mortgage Loan subject to no Liens.

      Section 3.03. Representations and Warranties Regarding Individual Mortgage Loans.

      As to each Mortgage Loan, the Company hereby represents and warrants to the Purchaser that as of the related Closing Date (unless otherwise indicated):

      (a)   Mortgage Loans as Described.

            The information set forth in the Mortgage Loan Schedule annexed to the related Memorandum of Sale and the information contained on the related electronic data file delivered to the Purchaser is complete, true and correct;

      (b)   Payments Current.

            No payment under any Mortgage Loan has been 30 days or more delinquent since the origination of the Mortgage Loan;

      (c)   No Outstanding Charges.

            At the time of origination and to the Company's knowledge as of the related Closing Date, all taxes, governmental assessments, insurance premiums, leasehold payments, ground rents, water, sewer and municipal charges, which previously became due and owing have been paid, or an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed but is not yet due and payable. The Company has not advanced funds, or induced, or solicited directly or indirectly, the payment of any amount required under the Mortgage Loan, except for interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage Loan proceeds, whichever is later, to the day which precedes by one month the Due Date of the first installment of principal and interest;

      (d)   Original Terms Unmodified.

            The terms of the Mortgage Note and Mortgage have not been impaired, waived, altered or modified in any respect, except by a written instrument which has been recorded, if necessary, to protect the interests of the Purchaser and maintain the lien priority of the Mortgage and which has been delivered to the Custodian. The substance of any such waiver, alteration or modification has been approved by the title insurer, to the extent required by the policy, and its terms are reflected on the Mortgage Loan Schedule. No instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the title insurer, to the extent required by the policy, and which assumption agreement is part of the Mortgage File delivered to the Custodian and the terms of which are reflected on the related Mortgage Loan Schedule;

      (e)   No Defenses.

            The Mortgage Note and the Mortgage are not subject to any unexpired right of rescission, set-off, counterclaim or defense, including without limitation the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including without limitation the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

      (f)   No Satisfaction of Mortgage.

            The Mortgage has not been satisfied, canceled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, release, cancellation, subordination or rescission;

      (g)   Validity of Mortgage Documents.

            The Mortgage Note and the Mortgage and related documents are genuine, and each is the legal, valid and binding obligation of the maker thereof enforceable in accordance with its terms (including, without limitation, any provisions therein relating to Prepayment Premiums). All parties to the Mortgage Note and the Mortgage had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties;

      (h)   No Fraud.

            No fraud, error, omission, misrepresentation, negligence or similar occurrence with respect to a Mortgage Loan has taken place on the part of the Company, the related Seller, or to the best of the Company's knowledge after reasonable inquiry, the Mortgagor, the appraiser, any builder, or any developer, or any other party involved in the origination of the Mortgage Loan or in the application of any insurance in relation to such Mortgage Loan.

      (i)   Compliance with Applicable Laws.

            All requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, all applicable predatory and abusive lending laws, consumer credit protection, equal credit opportunity or disclosure laws (including, without limitation, any provisions relating to Prepayment Premiums) applicable to the origination and servicing of the Mortgage Loan have been complied with, the Mortgagor received all disclosure materials required by applicable law with respect to the making of mortgage loans of the same type as the Mortgage Loan and, if the Mortgage Loan is a refinanced Mortgage Loan, rescission materials required by applicable laws, and the Company shall maintain in its possession, available for the Purchaser's inspection, and shall deliver to the Purchaser upon demand, evidence of compliance with all such requirements. With respect to each Mortgage Loan originated in connection with the purchase of the related Mortgaged Property, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including, but not limited to, certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities;

      (j)   Location and Type of Mortgaged Property.

            The Mortgaged Property is located in the state identified in the Mortgage Loan Schedule and consists of a contiguous parcel of real property with a detached single family residence erected thereon, or a two- to four-family dwelling, or an individual condominium unit in a condominium project, or an individual unit in a planned unit development or a townhouse, provided, however, that any condominium project or planned unit development shall conform with the applicable Fannie Mae or Freddie Mac requirements regarding such dwellings, and no residence or dwelling is a mobile home or a cooperative unit. As of the respective appraisal date for each Mortgaged Property, no portion of the Mortgaged Property was being used for commercial or mixed-use purposes and, to the Company's knowledge, since the date of such Appraisal, no portion of the Mortgaged Property has been used for commercial purposes (other than for a home office which shall not be considered a commercial purpose). No Mortgage Loan finances builder inventory. If the Mortgaged Property is a condominium unit or a planned unit development (other than a de minimus planned unit development) such condominium or planned unit development project meets Fannie Mae or Freddie Mac eligibility requirements or is located in a condominium or planned unit development project which has received Fannie Mae or Freddie Mac project approval and the representations and warranties required by Fannie Mae or Freddie Mac with respect to such condominium or planned unit development have been made and remain true and correct in all respects. No Mortgaged Property is joined by common walls with another Mortgaged Property (i.e. a Row Home);

      (k)   Valid First or Second Lien.

            The Mortgage is a valid, subsisting enforceable and perfected first or second lien and first priority security interest on the Mortgaged Property, including all buildings on the Mortgaged Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems located in or annexed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing. The lien of the Mortgage is subject only to:

      (1) the lien of current real property taxes and assessments not yet due and payable;

      (2) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording acceptable to mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and (i) referred to in the appraisal made for the originator of the Mortgage Loan or otherwise considered by the appraiser or (ii) which do not adversely affect the appraised value of the Mortgaged Property set forth in such appraisal;

      (3) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property; and

      (4) with respect to each Second Lien Mortgage a prior mortgage lien on the Mortgaged Property.

            Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting and enforceable (A) first lien and first priority security interest with respect to each First Lien Mortgage Loan, or (B) second lien and second priority security interest with respect to each Second Lien Mortgage Loan, in either case, on the property described therein and the Company has full right to sell and assign the same to the Purchaser. Except as otherwise disclosed on the applicable Mortgage Loan Schedule, the Mortgaged Property was not, as of the date of origination of the Mortgage Loan, subject to a mortgage, deed of trust, deed to secure debt or other security instrument creating a lien subordinate to the lien of the Mortgage;

      (l)   Full Disbursement of Proceeds.

            The proceeds of the Mortgage Loan have been fully disbursed to or for the account of the Mortgagor, and there is no requirement for future advances thereunder; provided, that with respect to any Mortgage Loans for which there are escrow holdbacks, such Mortgage Loan has a Section 442 completion certification. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage were paid, and the Mortgagor is not entitled to any refund of any such amounts paid or due under the Mortgage Note or Mortgage;

      (m)   Consolidation of Future Advances.

            Any future advances made prior to the related Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on the Mortgage Loan Schedule. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to Fannie Mae or Freddie Mac; the consolidated principal amount does not exceed the original principal amount of the Mortgage Loan; the Company shall not make future advances after the related Cut-off Date;

      (n)   Ownership.

            The related Seller is the sole beneficial owner of record and holder of the Mortgage Loan and the Mortgage Note and the Mortgage are not assigned or pledged, and that Seller has good and marketable title thereto and has full right and authority to transfer and sell the Mortgage Loan to the Purchaser. That Seller is transferring the Mortgage Loan free and clear of any and all encumbrances, liens, pledges, equities, participation interests, claims, agreements with other parties to sell or otherwise transfer the Mortgage Loan, charges or security interests of any nature encumbering such Mortgage Loan;

      (o)   Origination/Doing Business.

            The Mortgage Loan was originated by a savings and loan association, a savings bank, a commercial bank, a credit union, an insurance company, or similar institution that is supervised and examined by a federal or state authority or by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act. All parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (1) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (2) either (A) organized under the laws of such state, (B) qualified to do business in such state, (C) federal savings and loan associations or national banks having principal offices in such state, or (D) not doing business in such state;

      (p)   LTV.

            No Mortgage Loan has a LTV greater than 100%;

      (q)   Title Insurance.

            The Mortgage Loan is covered by (a) an attorney's opinion of title and abstract of title the form and substance of which is acceptable to Fannie Mae, (b) an ALTA lender's title insurance policy or (c) a CLTA lender's title insurance policy or (d) another generally acceptable form of policy of insurance issued by a title insurer qualified to do business in the jurisdiction where the Mortgaged Property is located insuring the Company, its successors and assigns, as to the first or second priority lien of the Mortgage in the original principal amount of the Mortgage Loan subject only to the exceptions contained in clauses (1), (2) and (3), and with respect to each Second Lien Mortgage Loan clause (4), of paragraph
            (k) of this Section 3.03, and against any loss by reason of the invalidity of unenforceability of the lien resulting from the provisions of the Mortgage providing for adjustment in the Mortgage Interest Rate and Monthly Payment. Additionally, such lender's title insurance policy affirmatively insures ingress and egress, and against encroachments by or upon the Mortgaged Property or any interest therein. Where required by state law or regulation, the Mortgagor has been given the opportunity to choose the carrier of such lender's title insurance policy. The Company, its successors and assigns, are the sole insureds of such lender's title insurance policy, and such lender's title insurance policy is valid and remains in full force and effect and will be in full force and effect upon the sale of the Mortgage Loan to the Purchaser. No claims have been made under such lender's title insurance policy, and no prior holder of the Mortgage, including the Company and any Seller, has done anything which would impair the coverage of such lender's title insurance policy. In connection with the issuance of such lender's title insurance policy, no unlawful fee, commission, kickback or other unlawful compensation or value of any kind has been or will be received, retained or realized by any attorney, firm or other person or entity, and no such unlawful items have been received, retained or realized by the Company or any Seller;

      (r)   No Defaults.

            There is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and neither the Company nor its predecessors have waived any default, breach, violation or event of acceleration. To the best of the Company's knowledge, with respect to each Second Lien Mortgage Loan, (i) the prior mortgage is in full force and effect, (ii) there is no default, breach, violation or event of acceleration existing under such prior mortgage or the related mortgage note, (iii) no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration thereunder, and either (A) the prior mortgage contains a provision which allows or (B) applicable law requires, the mortgagee under the Second Lien Mortgage Loan to receive notice of, and affords such mortgagee an opportunity to cure any default by payment in full or otherwise under the prior mortgage;

      (s)   No Mechanics' Liens.

            There are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under the law could give rise to such liens) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage;

      (t)   Location of Improvements; No Encroachments.

            Except as insured against by the title insurance policy referenced in Paragraph (q) above, all improvements which were considered in determining the Appraised Value of the Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property and no improvements on adjoining properties encroach upon the Mortgaged Property. No improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation;

      (u)   Payment Terms.

            Payments commenced no more than two months after the funds were disbursed to the Mortgagor in connection with the Mortgage Loan. The Mortgage Loans have an original term to maturity of not more than 30 years, with interest payable in arrears on the Due Date set forth on the related Mortgage Loan Schedule. As to each Adjustable Rate Mortgage Loan on each applicable Adjustment Date, the Mortgage Interest Rate will be adjusted to equal the sum of the Index plus the applicable Gross Margin, rounded up or down to the nearest or next highest multiple of 0.125% indicated by the Mortgage Note; provided that the Mortgage Interest Rate will not increase or decrease by more than the Periodic Interest Rate Cap on any Adjustment Date, and will in no event exceed the maximum Mortgage Interest Rate or be lower than the minimum Mortgage Interest Rate listed on the Mortgage Loan Schedule for such Mortgage Loan. As to each Adjustable Rate Mortgage Loan, each Mortgage Note requires a monthly payment which is sufficient, during the period prior to the first adjustment to the Mortgage Interest Rate, to fully amortize the outstanding principal balance as of the first day of such period over the then remaining term of such Mortgage Note and to pay interest at the related Mortgage Interest Rate. As to each Adjustable Rate Mortgage Loan, if the related Mortgage Interest Rate changes on an Adjustment Date, the then outstanding principal balance will be reamortized over the remaining life of such Mortgage Loan. No Mortgage Loan contains terms or provisions which would result in negative amortization;

      (v)   Customary Provisions.

            The Mortgage and related Mortgage Note contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure. There is no homestead or other exemption available to a Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage;

      (w)   Occupancy of the Mortgaged Property.

            As of the date of origination, the Mortgaged Property was lawfully occupied in accordance with the Mortgage and under applicable law and to the best of the Company's knowledge, the Mortgaged Property is lawfully occupied as of the Closing Date;

      (x)   No Additional Collateral.

            The Mortgage Note is not and has not been secured by any collateral, pledged account or other security except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to in Paragraph (k) above;

      (y)   Deeds of Trust.

            In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Mortgagee to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor;

      (z)   Acceptable Investment.

            The Company has no knowledge of any circumstances or conditions with respect to the Mortgage Loan, the Mortgaged Property, the Mortgagor or the Mortgagor's credit standing that can reasonably be expected to cause private institutional investors who invest in substantially similar Mortgage Loans to regard the Mortgage Loan as an unacceptable investment, cause the Mortgage Loan to become delinquent, or adversely affect the value or marketability of the Mortgage Loan;

      (aa)  Transfer of Mortgage Loans.

            With respect to each Mortgage that is not recorded in the name of MERS or its designee, the Assignment of Mortgage, upon the insertion of the name of the assignee and recording information, is in recordable form (other than the name of the assignee if in blank) and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located;

      (bb)  Mortgaged Property Undamaged.

            The Mortgaged Property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended;

      (cc)  Collection Practices; Escrow Deposits.

            The servicing and collection practices used with respect to the Mortgage Loan have been in accordance with Accepted Servicing Practices, any applicable laws, rules and regulations and in accordance with the terms of the Mortgage Notes, Mortgage and other loan documents, whether such servicing was done by the Company, its affiliates, or any third party which originated the Mortgage Loan on behalf of, or sold the Mortgage Loan to, any of them, or any servicing agent of any of the foregoing. The Company has reported the Mortgagor delinquencies, if any, to the three credit repositories in a timely manner. With respect to escrow deposits and Escrow Payments (other than with respect to Second Lien Mortgage Loans for which the mortgagee under the prior mortgage lien is collecting Escrow Payments), all such payments have been collected and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. All Escrow Payments have been collected in full compliance with state and federal law. No escrow deposits or Escrow Payments or other charges or payments have been capitalized under the Mortgage Note;

      (dd)  No Condemnation.

            There is no proceeding pending or to the best of the Company's knowledge threatened for the total or partial condemnation of the related Mortgaged Property;

      (ee)  The Appraisal.

            The Mortgage File contains an Appraisal of the related Mortgaged Property signed prior to the approval of the Mortgage Loan application by a Qualified Appraiser;

      (ff)  Insurance.

            All buildings on the Mortgaged Property are insured by an insurer acceptable to Fannie Mae or Freddie Mac against loss by fire and such hazards as are covered under a standard extended coverage endorsement and such other hazards as are customary in the area where the Mortgaged Property is located pursuant to insurance policies conforming to Accepted Servicing Practices and the requirements of Section 4.11, in an amount which is not less than the lesser of 100% of the insurable value of the Mortgaged Property and the outstanding principal balance of the Mortgage Loan, but in no event less than the minimum amount necessary to fully compensate for any damage or loss on a replacement cost basis. If the Mortgaged Property is a condominium unit, it is included under the coverage afforded by a blanket policy for the project. If the improvements on the Mortgaged Property are in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, then a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier and such policy conforms to the requirements of Fannie Mae or Freddie Mac. Such flood insurance policy is in an amount representing coverage not less than the least of (A) the outstanding principal balance of the Mortgage Loan, (B) the full insurable value and (C) the maximum amount of insurance which was available under the Flood Disaster Protection Act of 1973, as amended. All individual insurance policies contain a standard mortgagee clause naming the Company and its successors and assigns as mortgagee, and all premiums due and owing thereon have been paid. The Mortgage obligates the Mortgagor thereunder to maintain a hazard insurance policy at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at such Mortgagor's cost and expense, and to seek reimbursement therefor from the Mortgagor. Each such insurance policy is the valid and binding obligation of the insurer, is in full force and effect, and will be in full force and effect and inure to the benefit of the Purchaser upon the consummation of the transactions contemplated by this Agreement. The Company has not acted or failed to act so as to impair the coverage of any such insurance policy or the validity, binding effect and enforceability thereof;

      (gg)  No Impairment of Insurance Coverage.

            To the best of the Sellers' knowledge, no action, inaction, or event has occurred and no state of fact exists or has existed that has resulted or will result in the exclusion from, denial of, or defense to coverage under any applicable hazard insurance policy, PMI Policy or bankruptcy bond, irrespective of the cause of such failure of coverage. In connection with the placement of any such insurance, no commission, fee, or other compensation in violation of Accepted Servicing Practices has been or will be received by the Company or any designee of the Company or any corporation which the Company or any officer, director, or employee had a financial interest at the time of placement of such insurance;

      (hh)  Servicemembers Civil Relief Act.

            The Mortgagor has not notified the Company, and the Company has no knowledge of any relief requested by or provided to the Mortgagor under the Servicemembers Civil Relief Act or similar state laws;

      (ii)  Balloon Payments, Graduated Payments or Contingent Interests.

            With respect to any Mortgage Loan which is identified on the Mortgage Loan Schedule as a balloon mortgage loan (each, a "Balloon Mortgage Loan"), the Mortgage Note is payable in Monthly Payments based on a thirty (30) year amortization schedule with a final Monthly Payment substantially greater than the preceding Monthly Payment which is sufficient to amortize the remaining principal balance of the Balloon Mortgage Loan and such final Monthly Payment shall not be due prior to 180 months following the origination of the Balloon Mortgage Loan. The Mortgage Loan is not a graduated payment mortgage loan and the Mortgage Loan does not have a shared appreciation or other contingent interest feature. No Balloon Mortgage Loan has an original stated maturity of less than seven (7) years;

      (jj)  No Construction Loans.

            No Mortgage Loan was made in connection with (i) the construction or rehabilitation of a Mortgaged Property or (ii) facilitating the trade-in or exchange of a Mortgaged Property other than a construction-to-permanent loan which has converted to a permanent Mortgage Loan;

      (kk)  Underwriting.

            Each Mortgage Loan was underwritten in accordance with the Underwriting Guidelines; and the Mortgage Note, the Mortgage and all other documents contained in the Mortgage Loan Files are on Fannie Mae or Freddie Mac uniform instruments or are on forms acceptable to Fannie Mae or Freddie Mac or to prudent mortgage lenders that regularly originate or purchase mortgage loans comparable to the Mortgage Loans for sale to prudent investors in the secondary market that invest in mortgage loans such as the Mortgage Loans;

      (ll)  No Bankruptcy.

            No Mortgagor was a debtor in any state or federal bankruptcy or insolvency proceeding at the time the Mortgage Loan was originated and, to the best of the Company's knowledge, following the date of origination of the Mortgage Loan, the Mortgagor with respect to the Mortgage Loan was not a debtor in any state or federal bankruptcy or insolvency proceeding, and the Mortgaged Property has not been subject to any bankruptcy or foreclosure proceedings;

      (mm)  Delivery of Mortgage Files.

            The Mortgage Loan Documents for the related Mortgage Loans have been or will be delivered to the Custodian. The Company is in possession of a complete Mortgage File for each Mortgage Loan in compliance with Exhibit A, except for such documents the originals of which have been delivered to the Custodian. With respect to each Mortgage Loan for which a lost note affidavit has been delivered to the Custodian in place of the original Mortgage Note, the related Mortgage Note is no longer in existence, and, if such Mortgage Loan is subsequently in default, the enforcement of such Mortgage Loan or of the related Mortgage by or on behalf of the Purchaser will not be affected by the absence of the original Mortgage Note;

      (nn)  No Buydowns.

            No Mortgage Loan contains provisions pursuant to which Monthly payments are (a) paid or partially paid with funds deposited in any separate account established by the Company, the Mortgagor or anyone on behalf of the Mortgagor, (b) paid by any source other than the Mortgagor or (c) contains any other similar provisions which may constitute a "buydown" provision;

      (oo)  Interest Calculation.

            Interest on each Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months. No Mortgage Loan provides for interest payable on a simple interest basis;

      (pp)  No Violation of Environmental Laws.

            The Mortgaged Property is free from any and all toxic or hazardous substances and there exists no violation of any local, state or federal environmental law, rule or regulation. There is no pending action or proceeding directly involving any Mortgaged Property of which the Company is aware in which compliance with any environmental law, rule or regulation is an issue; and to the best of the Company's knowledge, nothing further remains to be done to satisfy in full all requirements of each such law, rule or regulation constituting a prerequisite to use and enjoyment of said property;

      (qq)  Texas Refinance Mortgage Loans.

            Each Mortgage Loan originated in the state of Texas pursuant to
            Article XVI, Section 50(a)(6) of the Texas Constitution (a "Texas Refinance Loan") has been originated in compliance with the provisions of Article XVI, Section 50(a)(6) of the Texas Constitution, Texas Civil Statutes and the Texas Finance Code;

      (rr)  Conversion to Fixed Interest Rate.

            No Adjustable Rate Mortgage Loan contains a provision permitting or requiring conversion to a fixed interest rate Mortgage Loan;

      (ss)  The Mortgagor.

            The Mortgagor is one or more natural persons and/or trustees for an Illinois land trust or a trustee under a "living trust" and such "living trust" is in compliance with Fannie Mae or Freddie Mac guidelines. In the event the Mortgagor is a trustee, the borrower is a natural person;

      (tt)  Homeownership and Equity Protection Act.

            No Mortgage Loan is subject to the provisions of HOEPA or in violation of, or classified as a "high cost," "high risk home," "threshold," "predatory" or "covered" loan (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees) under, any other applicable state, federal or local law. No Mortgage Loan has an "annual Percentage rate" or total "points and fees" payable by the related Mortgagor (as each such term is calculated under HOEPA) that exceed the thresholds set by HOEPA and its implementing regulations, including 12 CFR ss. 226.32(a)(1)(i). No predatory or deceptive lending practices were employed in the origination of the Mortgage Loan;

      (uu)  Qualified Mortgages.

            Each Mortgage Loan is a "qualified mortgage" within Section 860G(a)(3) of the Code;

      (vv)  Due on Sale.

            The Mortgage contains an enforceable provision, to the extent not prohibited by federal law as of the date of such Mortgage, for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the mortgagee thereunder; but does not contain any provision, except as provided in this Paragraph (vv), otherwise requiring the acceleration of the payment of the unpaid principal balance of the Mortgage Loan except upon the occurrence of a default by the Mortgagor under the Mortgage;

      (ww)  Adjustments.

            All of the terms of the related Mortgage Note pertaining to interest adjustments, payment adjustments and adjustments of the outstanding principal balance, if any, are enforceable and such adjustments on such Mortgage Loan have been made properly and in accordance with the provisions of such Mortgage Loan;

      (xx)  Leaseholds.

            If the Mortgage Loan is secured by a long-term residential lease,
            (i) the lessor under the lease holds a fee simple interest in the land; (ii) the terms of such lease expressly permit the mortgaging of the leasehold estate, the assignment of the lease without the lessor's content and the acquisition by the holder of the Mortgage of the rights of the lessee upon foreclosure or assignment in lieu of foreclosure or provide the holder of the Mortgage with substantially similar protections; and (iii) the terms of the such lease do not (A) allow the termination thereof upon the lessee's default without the holder of the Mortgage being entitled to receive written notice of, and opportunity to cure, such default, (B) allow the termination of the lease in the event of damage or destruction as long as the Mortgage is in existence, (C) prohibit the holder of the Mortgage from being insured (or receiving proceeds of insurance) under the hazard insurance policy or policies relating to the Mortgaged Property, (D) permit any increase in the rent other than pre-established increases set forth in the lease, (E) the original term of such lease is not less than the term of the related Mortgage, (F) the term of such lease does not terminate earlier than five years after the maturity date of the Mortgage Note, and (G) the Mortgaged Property is located in a jurisdiction in which the use of leasehold estates in transferring ownership in residential properties is a widely accepted practice;

      (yy)  Prepayment Premiums.

            All information on the Mortgage Loan Schedule and electronic data file delivered to the Purchaser regarding the Prepayment Premium is complete and accurate in all material respects and each Prepayment Premium is permissible and enforceable in accordance with its terms under applicable law. Prepayment Premiums on the Mortgage Loans are applicable to prepayments resulting from both refinancings and sales of the related Mortgaged Properties and the terms of such Prepayment Premiums do not provide for a waiver or release (i.e., "holidays") during the term of the Prepayment Premium. No Mortgage Loan provides for the payment of a Prepayment Premium beyond the three year term following the origination of the Mortgage Loan;

      (zz)  Single Premium Credit Life Insurance.

            No Mortgagor was required to purchase any credit life, credit disability, credit unemployment, credit property, accident or health insurance product as a condition of obtaining the extension of credit. No Mortgagor obtained a prepaid single-premium credit life, credit disability, credit unemployment, credit property, accident or health insurance policy in connection with the origination of the Mortgage Loan. No proceeds from any Mortgage Loan were used to purchase or finance single premium credit insurance policies as part of the origination of, or as a condition to closing, such Mortgage Loan;

      (aaa) Tax Service Contracts.

            Each Mortgage Loan is covered by a paid in full, life of loan, tax service contract;

      (bbb) Consent.

            Either (a) no consent for the Second Lien Mortgage Loan is required by the holder of the related first lien or (b) such consent has been obtained and is contained in the Mortgage File;

      (ccc) CLTV.

            No Second Lien Mortgage Loan has a CLTV in excess of 100%;

      (ddd) Predatory Lending.

            Without limiting the generality of any of the other representations and warranties set forth herein:

                  (1) No Mortgage Loan is a High Cost Loan or Covered Loan, as
            applicable.

                  (2) There is no Mortgage Loan that was originated (or
            modified) on or after October 1, 2002 and before March 7, 2003 which is secured by property located in the State of Georgia. There is no Mortgage Loan that was originated on or after March 7, 2003 that is a "high cost home loan" as defined under the Georgia Fair Lending Act.

                  (3) No Mortgage Loan that was originated on or after January
            1, 2005 is a "High Cost Home Loan" as defined in the Indiana Home Loan Practices Act (Ind. Code. Ann. Section 24-9);

                  (4) Each Mortgage Loan described as a "Points and Fees
            Eligible Loan" on the applicable Mortgage Loan Schedule is in compliance with the anti-predatory lending eligibility for purchase requirements of Fannie Mae's Selling Guide and is in compliance with the anti-predatory lending eligibility for purchase requirements of the Fannie Mae Lender Letter, LL03-00: Eligibility of Mortgages to Mortgagors with Blemished Credit Records (04/11/00) other than the requirements regarding Escrow Accounts. No Points and Fees Eligible Loan Mortgagor was charged "points and fees" (whether or not financed) in an amount greater than (i) $1,000, or (ii) 5% of the principal amount of such Mortgage Loan, whichever is greater. For purposes of this representation, such 5% limitation is calculated in accordance with Fannie Mae's anti-predatory lending requirements as set forth in the Fannie Mae Guides and "points and fees" (x) include origination, underwriting, broker and finder fees and charges that the mortgagee imposed as a condition of making the Mortgage Loan, whether they are paid to the mortgagee or a third party; and (y) exclude bona fide discount points, fees paid for actual services rendered in connection with the origination of the Mortgage Loan (such as attorneys' fees, notaries fees and fees paid for property appraisals, credit reports, surveys, title examinations and extracts, flood and tax certifications, and home inspections), the cost of mortgage insurance or credit-risk price adjustments, the costs of title, hazard, and flood insurance policies, state and local transfer taxes or fees, escrow deposits for the future payment of taxes and insurance premiums, and other miscellaneous fees and charges which miscellaneous fee and charges, in total, do not exceed 0.25% of the principal amount of such Mortgage Loan.

                  (5) The Mortgagor was not encouraged or required to select a
            Mortgage Loan product offered by the Company which is a higher cost product designed for less creditworthy borrowers, unless at the time of the Mortgage Loan's origination, such Mortgagor did not qualify taking into account such facts as, without limitation, the Mortgage Loan's requirements and the Mortgagor's credit history, income, assets and liabilities and debt-to-income ratios for a lower-cost credit product then offered by the Company or any affiliate of the Company. If, at the time of loan application, the Mortgagor may have qualified for a lower-cost credit product then offered by any mortgage lending affiliate of the Company, the Company referred the Mortgagor's application to such affiliate for underwriting consideration. For a Mortgagor who seeks financing through the Company's higher-priced subprime lending channel, the Mortgagor was directed towards or offered the Company's standard mortgage line if the Mortgagor was able to qualify for one of the standard products;

                  (6) The methodology used in underwriting the extension of
            credit for each Mortgage Loan does not rely on the extent of the Mortgagor's equity in the collateral as the principal determining factor in approving such extension of credit. The methodology employed objective criteria that related such facts as, without limitation, the Mortgagor's credit history, income, assets or liabilities, to the proposed mortgage payment and, based on such methodology, the Company made a reasonable determination that at the time of origination the Mortgagor had the ability to make timely payments on the Mortgage Loan. Such underwriting methodology confirmed that at the time of origination (application/approval) the Mortgagor had a reasonable ability to make timely payments on the Mortgage Loan;

                  (7) With respect to any Mortgage Loan that contains a
            provision permitting imposition of a premium upon a prepayment prior to maturity: (i) the Mortgage Loan provides some benefit to the borrower (e.g., a rate or fee reduction) in exchange for accepting such prepayment premium; (ii) prior to the Mortgage Loan's origination, the Mortgagor was offered the option of obtaining a mortgage loan that did not require payment of such a premium, (iii) the prepayment premium was adequately disclosed to the Mortgagor pursuant to applicable state and federal law, and (iv) notwithstanding any state or federal law to the contrary, the Company shall not impose such prepayment premium in any instance where the Mortgage Loan is accelerated or paid off in connection with the workout of a delinquent mortgage or due to the Mortgagor's default, notwithstanding that the terms of the Mortgage Loan or state or federal law might permit the imposition of such prepayment premium;

                  (8) All points and fees related to each Mortgage Loan were disclosed in writing to the Mortgagor in accordance with applicable state and federal law and regulation. No Mortgage Loan is a "high-cost" loan (or similar term, as used in the applicable statute or ordinance) within the meaning of the applicable anti-predatory lending laws (if any) of every jurisdiction (federal, state and local) in which the Mortgage Property is located. All points and fees related to each Mortgage Loan are accurately described on the Mortgage Loan Schedule. With respect to each Mortgage Loan identified as a "Points and Fees Eligible Loan" on the applicable Mortgage Loan Schedule, except in the case of a Mortgage Loan in an original principal amount of less than $60,000 which would have resulted in an unprofitable origination, no Mortgagor was charged "points and fees" (whether or not financed) in an amount greater than 5% of the principal amount of such Mortgage Loan, and such 5% limitation is calculated in accordance with Fannie Mae's anti-predatory lending requirement as set forth in the Fannie Mae Selling Guide;

                  (9) All fees and charges (including finance charges) and
            whether or not financed, assessed, collected or to be collected in connection with the origination and servicing of each Mortgage Loan has been disclosed in writing to the Mortgagor in accordance with applicable state and federal law and regulation; and

                  (10) The Company will transmit full-file credit reporting data for each Mortgage Loan pursuant to Fannie Mae Guide Announcement 95-19 and that for each Mortgage Loan, the Company agrees it shall report one of the following statuses each month as follows: new origination, current, delinquent (30-, 60-, 90-days, etc.), foreclosed, or charged-off.

      (eee) Credit Information.

            As to each consumer report (as defined in the Fair Credit Reporting Act, Public Law 91-508) or other credit information furnished by the Company to the Purchaser, the Company has full right and authority and is not precluded by law or contract from furnishing such information to the Purchaser;

      (fff) Compliance with Anti-Money Laundering Laws.

            The Company has complied with all applicable and anti-money laundering laws and regulations, including without limitation the USA Patriot Act of 2001 (collectively, the "Anti-Money Laundering Laws");

      (ggg) Arbitration.

            No Mortgage Loan requires the Mortgagor to submit to arbitration to resolve any dispute arising out of or relating in any way to the Mortgage Loan transaction;

      (hhh) Refinanced Mortgage Loans.

            No Mortgage Loan was originated in connection with a refinancing of a mortgage loan that contained terms favorable to the related Mortgagor with a Mortgage Loan that does not provide a tangible economic benefit to the Mortgagor relative to the refinanced mortgage loan;

      (iii) No "Flipped" Loans.

            No Mortgage Loan was originated in connection with the refinancing of an existing mortgage loan, which existing mortgage loan was originated within the past year, is a "high cost" mortgage loan as defined by its interest rate and points and fees under applicable federal or state law and fails to provide a tangible, net economic benefit to the related Mortgagor;

      (jjj) No Breach or Default on Refinancings.

            No Mortgagor was encouraged or required by the Company or to the best of the Company's knowledge, any third party, to breach any agreement or default on any mortgage loan in connection with the origination of a Mortgage Loan in order to refinance a previously-originated mortgage loan;

      (kkk) Advance-Paid Periodic Payments.

            No Mortgage Loan contains a provision requiring more than two monthly or other scheduled periodic payments by the Mortgagor on the Mortgage Loan to be paid in advance from the proceeds of the Mortgage Loan; and

      (lll) Home Improvement Contractor Payments.

            No payments to a home improvement contractor from the proceeds of a Mortgage Loan have been made other than by an instrument payable to
            (i) the Mortgagor, (ii) the Mortgagor and the home improvement contractor or (ii) through an independent third party escrow agent.

      Section 3.04. Repurchase.

      It is understood and agreed that the representations and warranties set forth in Sections 3.01, 3.02 and 3.03 shall survive the sale of the Mortgage Loans to the Purchaser and the delivery of the Mortgage Loan Documents to the Custodian and shall inure to the benefit of the Purchaser, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or Assignment of Mortgage or the examination or failure to examine any Mortgage File. Upon discovery by either the Company or the Purchaser of any materially defective Mortgage Loan Document ("Defective Document") or a breach of any of the foregoing representations and warranties that materially and adversely affects the value of a Mortgage Loan or the interest of the Purchaser (or that materially and adversely affects the interests of Purchaser in the related Mortgage Loan in the case of a representation and warranty relating to a particular Mortgage Loan), the party discovering such Defective Document or a breach shall give prompt written notice to the other. Any such breach or Defective Document that involves a breach of a representation or warranty set forth in Section 3.03(uu) shall be deemed to materially and adversely affect the interests of the Purchaser.

      Within ninety (90) days of the earlier of either discovery by or notice to the Company of any Defective Document or a breach of a representation or warranty which materially and adversely affects the value of a Mortgage Loan or the interest of the Purchaser therein, the Company shall use its best efforts promptly to cure such breach in all material respects and, if such Defective Document or breach cannot be cured, the Company shall, at the Purchaser's option, repurchase such Mortgage Loan at the Repurchase Price. Notwithstanding the foregoing, any breach of a Deemed Material and Adverse Representation shall automatically be deemed to materially and adversely affect the value of the Mortgage Loans or the interest of the Purchaser therein. In the event that a breach shall involve any representation or warranty set forth in Section 3.01 or 3.02, and such breach cannot be cured within 90 days of the earlier of either discovery by or notice to the Company of such breach and such breach affects the value of the Mortgage Loans or the Purchaser's interests therein, then, all of the Mortgage Loans shall, at the Purchaser's option, be repurchased by the Company at the Repurchase Price. However, if the breach or Defective Document shall involve a representation or warranty set forth in Section 3.03 and the Company discovers or receives notice of any such breach within 90 days of the Closing Date, the Company shall, if the breach or Defective Document cannot be cured, at the Purchaser's option and provided that the Company has a Qualified Substitute Mortgage Loan, rather than repurchase the Mortgage Loan as provided above, remove such Mortgage Loan (a "Deleted Mortgage Loan") and substitute in its place a Qualified Substitute Mortgage Loan or Loans, provided that any such substitution shall be effected not later than one hundred twenty (120) days after the Closing Date. Notwithstanding any of the foregoing, if a breach involves a representation or warranty set forth in Section 3.03(uu), any such repurchase or substitution must occur within 60 days from the date the breach or Defective Document was discovered unless such breach is cured during such period. Without limiting the generality of the foregoing, if a breach of the representation set forth in Section 3.03(i) or Section 3.03(ddd) occurs as a result of a violation of the applicable predatory or abusive lending law, the Company shall reimburse the Purchaser for all costs and damages incurred by the Purchaser as a result of the violation of such law (such amount, the "Reimbursement Amount"). The Reimbursement Amount shall be deposited promptly in the Custodial Account for distribution to the Purchaser on the next Remittance Date.

      If the Company has no Qualified Substitute Mortgage Loan, it shall repurchase the deficient Mortgage Loan within ninety (90) days after the written notice of the breach or Defective Document. Any repurchase of a Mortgage Loan or Loans pursuant to the foregoing provisions of this Section 3.04 shall be accomplished by deposit in the Custodial Account of the amount of the Repurchase Price for distribution to the Purchaser on the next scheduled Remittance Date, after deducting therefrom any amount received in respect of such repurchased Mortgage Loan or Loans and being held in the Custodial Account for future distribution.

      At the time of repurchase or substitution, the Purchaser and the Company shall arrange for the reassignment of the Deleted Mortgage Loan to the Company and the delivery to the Company of any documents held by the Custodian relating to the Deleted Mortgage Loan. In the event of a repurchase or substitution, the Company shall, simultaneously with such reassignment, give written notice to the Purchaser that such repurchase or substitution has taken place, amend the related Mortgage Loan Schedule to reflect the withdrawal of the Deleted Mortgage Loan from this Agreement, and, in the case of substitution, identify a Qualified Substitute Mortgage Loan and amend the related Mortgage Loan Schedule to reflect the addition of such Qualified Substitute Mortgage Loan to this Agreement. In connection with any such substitution, the Company shall be deemed to have made as to such Qualified Substitute Mortgage Loan the representations and warranties set forth in Sections 3.01, 3.02 and 3.03 except that all such representations and warranties set forth in this Agreement shall be deemed made as of the date of such substitution. The Company shall effect such substitution by delivering to the Custodian for such Qualified Substitute Mortgage Loan the documents required by Section 2.03, with the Mortgage Note endorsed as required by Section
2.03. No substitution will be made in any calendar month after the Determination Date for such month.

      For any month in which the Company substitutes one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (the "Substitution Adjustment Amount") shall be deposited into the Custodial Account by the Company on or before the Remittance Date in the month succeeding the calendar month during which the related Mortgage Loan is required to be purchased or replaced hereunder.

      In addition to such repurchase or substitution obligation, the Company shall indemnify the Purchaser and hold it harmless against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other costs and expenses resulting from any third party claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the representations and warranties of the Company contained in this Agreement. It is understood and agreed that the obligations of the Company set forth in this Section 3.04 to cure, substitute for or repurchase a defective Mortgage Loan and to indemnify the Purchaser as provided in this Section 3.04 constitute the sole remedies of the Purchaser respecting a breach of the foregoing representations and warranties.

      Any cause of action against the Company relating to or arising out of the breach of any representations and warranties made in Sections 3.01, 3.02 and
3.03 shall accrue as to any Mortgage Loan upon (i) discovery of such breach by the Purchaser or notice thereof by the Company to the Purchaser, (ii) failure by the Company to cure such breach or repurchase such Mortgage Loan as specified above and (iii) demand upon the Company by the Purchaser for compliance with this Agreement.

      Section 3.05. Payment Default.

      If the related Mortgagor is forty-five (45) days or more delinquent with respect to the Mortgage Loan's first Monthly Payment due the Purchaser after the Cut-off Date, the Company, at the Purchaser's option, shall repurchase such Mortgage Loan from the Purchaser at the Purchase Price, plus accrued and unpaid interest thereon from the date to which interest was last paid through the last day of the month in which such repurchase takes place at the applicable Mortgage Loan Remittance Rate; provided, however, the Company's obligation to repurchase any such Mortgage Loan pursuant to this Section 3.05 shall expire 150 days following the related Closing Date.

      Section 3.06. Premium Recapture.

      If any Mortgage Loan prepays in full prior to the earlier of the Reconstitution Date for such Mortgage Loan or the date that is 90 days following the Closing Date, then (i) with respect to any such Mortgage Loan that does not provide for a Prepayment Premium, the Company will pay to the Purchaser the premium paid by the Purchaser in excess of par as set forth in the related Purchase Price and Terms Letter and (ii) with respect to any such Mortgage Loan that provides for a Prepayment Premium, the Company shall pay to the Purchaser such Prepayment Premium, plus the amount, if any, by which the purchase price premium in excess of par paid by the Purchaser exceeds the amount of such Prepayment Premium.

                                   ARTICLE IV

                 ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

      Section 4.01. Company to Act as Servicer.

      The Company, as an independent contractor, shall service and administer the Mortgage Loans and shall have full power and authority, acting alone or through Subservicers or third-party vendors as permitted by this Agreement, to do any and all things in connection with such servicing and administration which the Company may deem necessary or desirable, consistent with the terms of this Agreement and with Accepted Servicing Practices.

      (a) Consistent with the terms of this Agreement, the Company may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Company's reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Purchaser, provided, however, the Company shall not make any future advances with respect to a Mortgage Loan. Unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Company, imminent, the Company shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, defer or forgive the payment of principal or change the final maturity date on such Mortgage Loan. The Company shall request written consent from the Purchaser to permit such a modification and the Purchaser shall provide written consent or notify the Company of its objection to such modification within three (3) Business Days after its receipt of the Company's request. In the event of any such modification which permits the deferral of interest or principal payments on any Mortgage Loan, the Company shall, on the Business Day immediately preceding the Remittance Date in any month in which any such principal or interest payment has been deferred, deposit in the Custodial Account from its own funds, the difference between (a) such month's principal and one month's interest at the Mortgage Loan Remittance Rate on the unpaid principal balance of such Mortgage Loan and (b) the amount paid by the Mortgagor. The Company shall be entitled to reimbursement for such advances to the same extent as for all other advances made. Without limiting the generality of the foregoing, the Company shall continue, and is hereby authorized and empowered, to execute and deliver on behalf of itself and the Purchaser, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties. If reasonably required by the Company, the Purchaser shall furnish the Company with any powers of attorney and other documents necessary or appropriate to enable the Company to carry out its servicing and administrative duties under this Agreement. Such powers of attorney shall be provided to the Company no later than three (3) Business Days upon receipt of such request in writing.

      In servicing and administering the Mortgage Loans, the Company shall employ procedures (including collection procedures) and exercise the same care that it customarily employs and exercises in servicing and administering mortgage loans for its own account, giving due consideration to Accepted Servicing Practices where such practices do not conflict with the requirements of this Agreement, and the Purchaser's reliance on the Company.

      (b) Subject to Section 9.04, the Company may arrange for the subservicing of any Mortgage Loan it services by a Subservicer pursuant to a Subservicing Agreement; provided, however, that such subservicing arrangement and the terms of the related Subservicing Agreement must provide for the servicing of such Mortgage Loan in a manner consistent with the servicing arrangements contemplated hereunder. The Company shall be solely liable for all fees owed to the Subservicer under the Subservicing Agreement, regardless whether the Company's compensation hereunder is adequate to pay such fees. Notwithstanding the provisions of any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Company and a Subservicer or reference to actions taken through a Subservicer or otherwise, the Company shall remain obligated and liable to the Purchaser for the servicing and administration of the Mortgage Loans it services in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Company alone were servicing and administering those Mortgage Loans. All actions of each Subservicer performed pursuant to the related Subservicing Agreement shall be performed as agent of the Company with the same force and effect as if performed directly by the Company. For purposes of this Agreement, the Company shall be deemed to have received any collections, recoveries or payments with respect to the Mortgage Loans it services that are received by a Subservicer regardless of whether such payments are remitted by the Subservicer to the Company. Any Subservicing Agreement entered into by the Company shall provide that it may be assumed or terminated by the Purchaser, if the Purchaser has assumed the duties of the Company, or by any successor servicer, at the Purchaser's or successor servicer's option, as applicable, without cost or obligation to the assuming or terminating party or its assigns. Any Subservicing Agreement, and any other transactions or services relating to the Mortgage Loans involving a Subservicer, shall be deemed to be between the Company and such Subservicer alone, and the Purchaser shall not be deemed parties thereto and shall have no claims or rights of action against, rights, obligations, duties or liabilities to or with respect to the Subservicer or its officers, directors or employees, except as set forth in Section 4.01(a).

      Section 4.02. Liquidation of Mortgage Loans.

      In the event that any payment due under any Mortgage Loan and not postponed pursuant to Section 4.01 is not paid when the same becomes due and payable, or in the event the Mortgagor fails to perform any other covenant or obligation under the Mortgage Loan and such failure continues beyond any applicable grace period, the Company shall take such action as (1) the Company would take under similar circumstances with respect to a similar mortgage loan held for its own account for investment, (2) shall be consistent with Accepted Servicing Practices, (3) the Company shall determine prudently to be in the best interest of Purchaser, and (4) is not in violation of any PPMI Policy. Foreclosure or comparable proceedings shall be initiated within one hundred twenty (120) days of default for Mortgaged Properties for which no satisfactory arrangements can be made for collection of delinquent payments unless prevented by statutory limitations or states whose bankruptcy laws prohibit such actions within such timeframe. The Company shall, in accordance with Accepted Servicing Practices, realize upon defaulted Mortgage Loans in such manner as will maximize the receipt of principal and interest by the Purchaser, taking into account, among other things, the timing of foreclosure proceedings. In such connection, the Company shall from its own funds make all necessary and proper Servicing Advances, provided, however, that the Company shall not be required to expend its own funds in connection with any foreclosure or towards the restoration or preservation of any Mortgaged Property, unless it shall determine (a) that such preservation, restoration and/or foreclosure will increase the net proceeds of liquidation of the Mortgage Loan to Purchaser and (b) that such expenses will be recoverable by it either through Liquidation Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to
Section 4.06) or through Insurance Proceeds (respecting which it shall have similar priority).

      Notwithstanding anything to the contrary contained herein, in connection with a foreclosure or acceptance of a deed in lieu of foreclosure, in the event the Company has reasonable cause to believe that a Mortgaged Property is contaminated by hazardous or toxic substances or wastes, or if the Purchaser otherwise requests an environmental inspection or review of such Mortgaged Property, such an inspection or review is to be conducted by a qualified inspector. The cost for such inspection or review shall be borne by the Purchaser. If the Company has to advance its own funds for such environmental report, such advance shall be deemed a Servicing Advance payable through withdrawal from the Custodial Account or reimbursement from the Purchaser. Upon completion of the inspection or review, the Company shall promptly provide the Purchaser with a written report of the environmental inspection.

      After reviewing the environmental inspection report, the Purchaser shall determine how the Company shall proceed with respect to the Mortgaged Property. The Purchaser shall provide its determination to the Company within five (5) Business Days upon receipt of such environmental inspection report. If the Purchaser fails to provide its determination to the Company within such time period, the Company shall use its best judgment, in consideration of Accepted Servicing Practices, to make its own determination on how to proceed. In the event (a) the environmental inspection report indicates that the Mortgaged Property is contaminated by hazardous or toxic substances or wastes and (b) the Purchaser directs the Company to proceed with foreclosure or acceptance of a deed in lieu of foreclosure, the Company shall be reimbursed for all reasonable costs associated with such foreclosure or acceptance of a deed in lieu of foreclosure and any related environmental clean up costs, as applicable, from the related Liquidation Proceeds and/or Insurance Proceeds, or if the Liquidation Proceeds and/or Insurance Proceeds are insufficient to fully reimburse the Company, the Company shall be entitled to be reimbursed from amounts in the Custodial Account pursuant to Section 4.06 hereof. If funds in the Custodial Account are insufficient to fully reimburse the Company, the Purchaser shall reimburse the Company within ten (10) Business Days upon receipt of an invoice from the Company. In the event the Purchaser directs the Company not to proceed with foreclosure or acceptance of a deed in lieu of foreclosure, the Company shall be reimbursed for all Servicing Advances made with respect to the related Mortgaged Property from the Custodial Account pursuant to Section
4.06 hereof. If funds in the Custodial Account are insufficient to fully reimburse the Company, the Purchaser shall reimburse the Company within ten (10) Business Days upon receipt of an invoice from the Company.

      Section 4.03. Collection of Mortgage Loan Payments.

      Continually from the date hereof until the principal and interest on all Mortgage Loans are paid in full, or the Mortgage Loans have been fully liquidated (on Mortgage Loans that remain subject to this Agreement pursuant to Article IX herein), in accordance with this Agreement and Accepted Servicing Standards, the Company shall proceed diligently to collect all payments due under each of the Mortgage Loans (except as prohibited by law) when the same shall become due and payable and shall ascertain and estimate, on escrowed Mortgage Loans, Escrow Payments and all other charges that will become due and payable with respect to the Mortgage Loan and the Mortgaged Property, to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

      Consistent with the foregoing, the Company may in its discretion (i) waive any late payment charge with respect to a Mortgage Loan it services and (ii) extend the due dates for payments due on a Mortgage Note for a period not greater than 120 days; provided, however, that the Company cannot extend the maturity of any such Mortgage Loan past the date on which the final payment is due on the latest maturing Mortgage Loan in a Mortgage Loan Package.

      Section 4.04. Establishment of and Deposits to Custodial Account.

      The Company shall segregate and hold all funds collected and received pursuant to a Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain one or more Custodial Accounts, in the form of time deposit or demand accounts, titled "Option One Mortgage Corporation, in trust for Bank of America, National Association and/or subsequent purchasers of Mortgage Loans, and various Mortgagors - P & I." The Custodial Account shall be established with a Qualified Depository. Upon request of the Purchaser and within ten (10) days thereof, the Company shall provide the Purchaser with written confirmation of the existence of such Custodial Account. Any funds deposited in the Custodial Account shall at all times be insured to the fullest extent available from the FDIC. Funds deposited in the Custodial Account may be drawn on by the Company in accordance with Section 4.06.

      The Company shall deposit in a clearing account (which must be established with a Qualified Depository) in which it customarily deposits payments and collections on mortgage loans in connection with its mortgage loan servicing activities on a daily basis and in no event later than one (1) Business Day following receipt thereof and shall thereafter, in no event more than one (1) Business Day after the deposit of such funds in the clearing account, deposit in the Custodial Account, and retain therein, the following collections received by the Company and payments made by the Company after the related Cut-off Date:

            (i) all payments on account of principal on the Mortgage Loans, including all Principal Prepayments (including Prepayment Premiums paid by the Mortgagor or the Company pursuant to Section 4.22 of this Agreement);

            (ii) all payments on account of interest on the Mortgage Loans adjusted to the Mortgage Loan Remittance Rate;

            (iii) all Liquidation Proceeds;

            (iv) all Insurance Proceeds including amounts required to be deposited pursuant to Section 4.11 (other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Section 4.15),
      Section 4.12 and Section 4.16;

            (v) all Condemnation Proceeds which are not applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Section 4.15;

            (vi) any amount required to be deposited in the Custodial Account pursuant to Section 4.01, 6.01 or 6.02;

            (vii) any amounts payable in connection with the repurchase of any Mortgage Loan pursuant to Section 3.04 and all amounts required to be deposited by the Company in connection with a shortfall in principal amount of any Qualified Substitute Mortgage Loan pursuant to Section 3.04;

            (viii) any amounts required to be deposited by the Company pursuant to Section 4.12 in connection with the deductible clause in any blanket hazard insurance policy; and

            (ix) any amounts received with respect to or related to any REO Property and all REO Disposition Proceeds pursuant to Section 4.17.

      The foregoing requirements for deposit into the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges, assumption fees and other ancillary income (other than Prepayment Premiums), to the extent permitted by Section 6.01, need not be deposited by the Company into the Custodial Account. Any interest paid on funds deposited in the Custodial Account by the depository institution shall accrue to the benefit of the Company and the Company shall be entitled to retain and withdraw such interest from the Custodial Account pursuant to Section 4.06. The Company shall maintain adequate records with respect to all withdrawals made pursuant to this Section 4.04. All funds required to be deposited in the Custodial Account shall be held in trust for the Purchaser until withdrawn in accordance with Section 4.06.

      Section 4.05. Investment of Funds in the Custodial Account.

      The depository institution at which the Custodial Account has been established may at the direction of the Company, invest the funds in the Custodial Account in Eligible Investments, which shall mature not later than the Business Day prior to the Remittance Date next following the date of such investment. All income and gain realized from any such investment shall be for the benefit of the Company and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Custodial Account by the Company out of its own funds immediately as such losses are realized.

      Section 4.06. Permitted Withdrawals From Custodial Account.

      The Company shall, from time to time, withdraw funds from the Custodial Account for the following purposes:

            (i) to make payments to the Purchaser in the amounts and in the manner provided for in Section 5.01;

            (ii) to reimburse itself for unreimbursed Servicing Advances, and for any unpaid Servicing Fees, the Company's right to reimburse itself pursuant to this subclause (iii) with respect to any Mortgage Loan being limited to related late collections of Monthly Payments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Proceeds and such other amounts as may be collected by the Company from the Mortgagor or otherwise relating to the Mortgage Loan, it being understood that, in the case of any such reimbursement, the Company's right thereto shall be prior to the rights of Purchaser, except that where the Company is required to repurchase a Mortgage Loan pursuant to Section 3.04 or 6.02, in which case the Company's right to such reimbursement shall be subsequent to the payment to the Purchaser of the Repurchase Price pursuant to such sections and all other amounts required to be paid to the Purchaser with respect to such Mortgage Loan;

            (iii) to pay itself as part of its servicing compensation interest on funds deposited in the Custodial Account if such interest amount was previously credited;

            (iv) to reimburse itself for expenses incurred and reimbursable to it pursuant to Section 8.01;

            (v) to pay any amount required to be paid pursuant to Section 4.17 related to any REO Property, it being understood that, in the case of any such expenditure or withdrawal related to a particular REO Property, the amount of such expenditure or withdrawal from the Custodial Account shall be limited to amounts on deposit in the Custodial Account with respect to the related REO Property;

            (vi) to reimburse itself for any Servicing Advances or REO expenses after liquidation of the Mortgaged Property not otherwise reimbursed above;

            (vii) to pay the premiums with respect to any PPMI Policy if requested by the Purchaser;

            (viii) to remove funds inadvertently placed in the Custodial Account by the Company;

            (ix) to clear and terminate the Custodial Account upon the termination of this Agreement;

            (x) to transfer funds to another Qualified Depository; and

            (xi) to invest funds in Eligible Investments.

      In the event that the Custodial Account is interest bearing, on each Remittance Date, the Company shall withdraw all funds from the Custodial Account except for those amounts which, pursuant to Section 5.01, the Company is not obligated to remit on such Remittance Date. The Company may use such withdrawn funds only for the purposes described in this Section 4.06. The Company shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account.

      Section 4.07. Establishment of and Deposits to Escrow Account.

      The Company shall segregate and hold all funds collected and received pursuant to a Mortgage Loan constituting Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts, in the form of time deposit or demand accounts, titled, "Option One Mortgage Corporation, in trust for Bank of America, National Association and/or subsequent purchasers of Mortgage Loans, and various Mortgagors - T & I." The Escrow Accounts shall be established with a Qualified Depository, in a manner which shall provide maximum available insurance thereunder. Upon request of the Purchaser and within ten (10) days thereof, the Company shall provide the Purchaser with written confirmation of the existence of such Escrow Account. With respect to each Mortgage Loan, the Company may not waive (or permit a subservicer to waive) the requirement for an escrow deposit account unless (i) the Purchaser agrees in writing to the waiver or (ii) such waiver is required under state or federal law. Funds deposited in the Escrow Account may be drawn on by the Company in accordance with Section 4.08.

      The Company shall deposit into a clearing account (which must be established with a Qualified Depository) in which it customarily deposits payments and collections on mortgage loans in connection with its mortgage loan servicing activities on a daily basis and in no event later than one (1) Business Day following receipt thereof, and thereafter shall deposit in the Escrow Account or Accounts within one (1) Business Day after the deposit of such funds in the clearing account, and retain therein:

            (i) all Escrow Payments collected on account of the escrowed Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement; and

            (ii) all amounts representing Insurance Proceeds or Condemnation Proceeds which are to be applied to the restoration or repair of any Mortgaged Property.

      The Company shall make withdrawals from the Escrow Account only to effect such payments as are required under this Agreement, as set forth in Section
4.08. The Company shall be entitled to retain any interest paid on funds deposited in the Escrow Account by the depository institution, other than interest on escrowed funds required by law to be paid to the Mortgagor. To the extent required by law, the Company shall pay interest on escrowed funds to the Mortgagor notwithstanding that the Escrow Account may be non-interest bearing or that interest paid thereon is insufficient for such purposes.

      Section 4.08. Permitted Withdrawals From Escrow Account.

      Withdrawals from the Escrow Account or Accounts may be made by the Company only:

            (i) to effect timely payments of ground rents, taxes, assessments, water rates, mortgage insurance premiums, condominium charges, fire and hazard insurance premiums or other items constituting Escrow Payments for the related Mortgage;

            (ii) to reimburse the Company for any Servicing Advances made by the Company pursuant to Section 4.09 with respect to a related Mortgage Loan, but only from amounts received on the related Mortgage Loan which represent late collections of Escrow Payments thereunder;

            (iii) to refund to any Mortgagor any funds found to be in excess of the amounts required under the terms of the related Mortgage Loan;

            (iv) for transfer to the Custodial Account for application to the related Mortgage Loan in accordance with the terms of the related Mortgage and Mortgage Note;

            (v) for application to the restoration or repair of the Mortgaged Property in accordance with the procedures outlined in Section 4.15;

            (vi) to pay to the Company, or any Mortgagor to the extent required by law, any interest paid on the funds deposited in the Escrow Account;

            (vii) to remove funds inadvertently placed in the Escrow Account by the Company; and

            (viii) to clear and terminate the Escrow Account on the termination of this Agreement.

      Section 4.09. Payment of Taxes, Insurance and Other Charges.

      With respect to each escrowed Mortgage Loan, the Company shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates, sewer rents, and other charges which are or may become a lien upon the Mortgaged Property and the status of fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date, employing for such purpose deposits of the Mortgagor in the Escrow Account which shall have been estimated and accumulated by the Company in amounts sufficient for such purposes, as allowed under the terms of the Mortgage. The Company assumes full responsibility, on escrowed Mortgage Loans, for the timely payment of all such bills and shall effect timely payment of all such charges irrespective of each Mortgagor's faithful performance in the payment of same of the making of the Escrow Payments, and the Company shall make advances from its own funds to effect such payments, which advances shall constitute Servicing Advances hereunder; provided that the Company shall be required to so advance only to the extent that the Company, in its good faith judgment, believes the Servicing Advance to be recoverable from late collections of Escrow Payments, Insurance Proceeds or Liquidation Proceeds or otherwise. To the extent that a Mortgage does not provide for Escrow Payments, the Company shall use its reasonable efforts in accordance with Accepted Servicing Practices to determine whether any such payments are made by the Mortgagor at the time they first become due. The Company shall make advances from its own funds to effect such delinquent payments within such time period as will avoid the loss of the related Mortgaged Property by foreclosure of a tax or other lien. The costs incurred by the Company, if any, in effecting the timely payments of taxes and assessments on the Mortgaged Properties and related insurance premiums shall not be added to the Stated Principal Balances of the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit. Notwithstanding the foregoing, funds advanced by the Company related to any or all of the above, shall be deemed Servicing Advances and payable from the Custodial Account.

      Section 4.10. Transfer of Accounts.

      The Company may transfer the Custodial Account or the Escrow Account to a different Qualified Depository from time to time; provided that the Company shall give notice to the Purchaser of any proposed change of the location of either Account not later than ten (10) Business Days prior to any change thereof.

      Section 4.11. Maintenance of Hazard Insurance.

      The Company shall cause to be maintained for each Mortgage Loan hazard insurance such that all buildings upon the Mortgaged Property are insured by a generally acceptable insurer rated B:III or better in the current Best's Key Rating Guide ("Best's") against loss by fire, hazards of extended coverage and such other hazards as are customary or required by law in the area where the Mortgaged Property is located, in an amount which is at least equal to the lesser of (i) 100% of the maximum insurable value of the improvements securing such Mortgage Loan and (ii) the greater of (a) the outstanding principal balance of the Mortgage Loan and (b) an amount such that the proceeds thereof shall be sufficient to prevent the Mortgagor or the loss payee from becoming a co-insurer. In the event a hazard insurance is terminated, or in the event the insurer shall cease to meet the requirements hereof, the Company shall, in accordance with Accepted Servicing Practices and as permitted by applicable law, obtain from another qualified insurer a replacement hazard insurance policy substantially and materially similar in all respects to the original policy. In no event, however, shall a Mortgage Loan be without a hazard insurance policy at any time, subject only to Section 4.12 hereof.

      If the related Mortgaged Property is located in an area identified by the Flood Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier rated B:III or better in an amount representing coverage equal to the lesser of (i) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement cost basis (or the unpaid balance of the mortgage if replacement cost coverage is not available for the type of building insured) and (ii) the maximum amount of insurance which is available under the Flood Disaster Protection Act of 1973, as amended. If at any time during the term of the Mortgage Loan, the Company determines in accordance with applicable law and pursuant to the FEMA Guides that a Mortgaged Property is located in a special flood hazard area and is not covered by flood insurance or is covered in an amount less than the amount required by the Flood Disaster Protection Act of 1973, as amended, the Company shall notify the related Mortgagor to obtain such flood insurance coverage, and if said Mortgagor fails to obtain the required flood insurance coverage within forty-five (45) days after such notification, the Company shall immediately force place the required flood insurance on the Mortgagor's behalf. Any out-of-pocket expenses or advance made by the Company on such force placed flood insurance coverage shall be deemed a Servicing Advance.

      If a Mortgage is secured by a unit in a condominium project, the Company shall verify that the coverage required of the owner's association, including hazard, flood, liability, and fidelity coverage, is being maintained in accordance with then current Fannie Mae or Freddie Mac requirements, and secure from the owner's association its agreement to notify the Company promptly of any change in the insurance coverage or of any condemnation or casualty loss that may have a material effect on the value of the Mortgaged Property as security.

      In the event that the Purchaser or the Company shall determine that the Mortgaged Property should be insured against loss or damage by hazards and risks not covered by the insurance required to be maintained by the Mortgagor pursuant to the terms of the Mortgage, the Company, may in accordance with Accepted Servicing Practices and in its own discretion, communicate and consult with the Mortgagor with respect to the need for such insurance and bring to the Mortgagor's attention the desirability of protection of the Mortgaged Property.

      All policies required hereunder shall name the Company as loss payee and shall be endorsed with standard mortgagee clauses, without contribution, which shall provide for at least 30 days prior written notice of any cancellation, reduction in amount or material change in coverage.

      The Company shall not interfere with the Mortgagor's freedom of choice in selecting either his insurance carrier or agent, provided, however, that the Company shall not accept any such insurance policies from insurance companies unless such companies are B:III or better in Best's and are licensed to do business in the jurisdiction in which the Mortgaged Property is located. The Company shall determine that such policies are in compliance with the requirements of Section 4.11 and that they insure the Mortgagor with respect to the related Mortgaged Property.

      Pursuant to Section 4.04, any amounts collected by the Company under any such policies (other than amounts to be deposited in the Escrow Account and applied to the restoration or repair of the related Mortgaged Property, or property acquired in liquidation of the Mortgage Loan, or to be released to the Mortgagor, in accordance with the Company's normal servicing procedures as specified in Section 4.15) shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 4.06.

      Section 4.12. Maintenance of Mortgage Impairment Insurance.

      In the event that the Company shall obtain and maintain a blanket policy insuring against losses arising from fire and hazards covered under extended coverage on all of the Mortgage Loans, then, to the extent such policy (1) names the Company as loss payee, (2) provides coverage in an amount equal to the amount required pursuant to Section 4.11 without coinsurance and (3) otherwise complies with Accepted Servicing Practices and all other requirements of Section 4.11, it shall conclusively be deemed to have satisfied its obligations as set forth in Section 4.11. The Company shall prepare and make any claims on the blanket policy as deemed necessary by the Company in accordance with prudent servicing practices. Any amounts collected by the Company under any such policy relating to a Mortgage Loan shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 4.06. Such policy may contain a deductible clause, in which case, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with Section 4.11, and there shall have been a loss which would have been covered by such policy, the Company shall deposit in the Custodial Account at the time of such loss the amount not otherwise payable under the blanket policy because of such deductible clause, such amount to be deposited from the Company's funds, without reimbursement therefor. Upon request of the Purchaser, the Company shall cause to be delivered to the Purchaser a certified true copy of such policy and a statement from the insurer thereunder that such policy shall in no event be terminated or materially modified in any manner which would cause a reduction of coverage without 30 days' prior written notice to the Purchaser.

      Section 4.13. Maintenance of Fidelity Bond and Errors and Omissions Insurance.

      The Company shall maintain with responsible companies, at its own expense, a blanket Fidelity Bond and an Errors and Omissions Insurance Policy, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage Loans ("Company Employees"). Any such Fidelity Bond and Errors and Omissions Insurance Policy shall be in the form of the Mortgage Banker's Blanket Bond and shall protect and insure the Company against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such Company Employees. Such Fidelity Bond and Errors and Omissions Insurance Policy also shall protect and insure the Company against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 4.13 requiring such Fidelity Bond and Errors and Omissions Insurance Policy shall diminish or relieve the Company from its duties and obligations as set forth in this Agreement. The minimum coverage under any such Fidelity Bond and Errors and Omissions Insurance Policy shall be at least equal to the amounts acceptable to Fannie Mae or Freddie Mac. Upon the request of the Purchaser, the Company shall cause to be delivered to the Purchaser a certificate of insurance for such Fidelity Bond and Errors and Omissions Insurance Policy and a statement from the surety and the insurer that such Fidelity Bond and Errors and Omissions Insurance Policy shall in no event be terminated or materially modified in any manner which would cause a reduction of coverage without 30 days' prior written notice to the Purchaser.

      Section 4.14. Inspections.

      If any Mortgage Loan is delinquent, the Company shall inspect the Mortgaged Property and shall conduct subsequent inspections in accordance with Accepted Servicing Practices or as may be required by the primary mortgage guaranty insurer. The Company shall keep a written report of each such inspection.

      Section 4.15. Restoration of Mortgaged Property.

      The Company need not obtain the approval of the Purchaser prior to releasing any Insurance Proceeds or Condemnation Proceeds to the Mortgagor to be applied to the restoration or repair of the Mortgaged Property if such release is in accordance with Accepted Servicing Practices. For claims greater than $15,000, at a minimum the Company shall comply with the following conditions in connection with any such release of Insurance Proceeds or Condemnation Proceeds:

            (i) the Company shall receive satisfactory independent verification of completion of repairs and issuance of any required approvals with respect thereto;

            (ii) the Company shall take all steps necessary to preserve the priority of the lien of the Mortgage, including, but not limited to requiring waivers with respect to mechanics' and materialmen's liens;

            (iii) the Company shall verify that the Mortgage Loan is not in default; and

            (iv) pending repairs or restoration, the Company shall place the Insurance Proceeds or Condemnation Proceeds in the Escrow Account.

      If the Purchaser is named as an additional loss payee, the Company is hereby empowered to endorse any loss draft issued in respect of such a claim in the name of the Purchaser.

      Section 4.16. Maintenance of PPMI Policy; Claims.

      The Company will maintain or cause to be maintained in full force and effect any PPMI Policy issued by a mortgage insurer with respect to each Mortgage Loan for which such coverage is in existence or is subsequently obtained. The Purchaser shall notify the Company of any Mortgage Loan covered under an PPMI Policy not obtained by the Company. The Company shall not take any action which would result in noncoverage under any applicable PPMI Policy of any loss which, but for the actions of the Company would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 6.01, the Company shall promptly notify the insurer under the related PPMI Policy, if any, of such assumption or substitution of liability in accordance with the terms of such PPMI Policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under such PPMI Policy. If such PPMI Policy is terminated as a result of such assumption or substitution of liability, the Company shall cooperate with the Purchaser in obtaining a replacement PPMI Policy.

      In connection with its activities as servicer, the Company agrees to prepare and present, on behalf of itself and the Purchaser, claims to the insurer under any PPMI Policy in a timely fashion in accordance with the terms of such PPMI Policy and, in this regard, to take such action as shall be necessary to permit recovery under any PPMI Policy respecting a defaulted Mortgage Loan. Pursuant to Section 4.04, any amounts collected by the Company under any PPMI Policy shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 4.06.

      Section 4.17. Title, Management and Disposition of REO Property.

      In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the Purchaser, or in the event the Purchaser is not authorized or permitted to hold title to real property in the state where the REO Property is located, or would be adversely affected under the "doing business" or tax laws of such state by so holding title, the deed or certificate of sale shall be taken in the name of such Person or Persons as shall be consistent with an Opinion of Counsel obtained by the Company from any attorney duly licensed to practice law in the state where the REO Property is located. The Person or Persons holding such title other than the Purchaser shall acknowledge in writing that such title is being held as nominee for the Purchaser.

      The Company shall manage, conserve, protect and operate each REO Property for the Purchaser solely for the purpose of its prompt disposition and sale. The Company, either itself or through an agent selected by the Company, shall manage, conserve, protect and operate the REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in a similar manner that similar REO Property in the same locality is managed by similar servicers for similar types of mortgage loans as the Mortgage Loan. The Company shall attempt to sell the same (and may temporarily rent the same for a period not greater than one year, except as otherwise provided below) on such terms and conditions as the Company deems to be in the best interest of the Purchaser.

      The Company shall, in accordance with Accepted Servicing Practices, dispose of the REO Property as soon as possible and shall sell such REO Property in any event within one year after title has been taken to such REO Property, unless (i) a REMIC election has not been made with respect to the arrangement under which the Mortgage Loans and the REO Property are held, and (ii) the Company determines, and gives an appropriate notice to the Purchaser to such effect, that a longer period is necessary for the orderly liquidation of such REO Property. If a period longer than one year is permitted under the foregoing sentence and is necessary to sell any REO Property, (i) the Company shall report monthly to the Purchaser as to the progress being made in selling such REO Property and (ii) if, with the written consent of the Purchaser, a purchase money mortgage is taken in connection with such sale, such purchase money mortgage shall name the Company as mortgagee, and such purchase money mortgage shall not be held pursuant to this Agreement, but instead a separate participation agreement among the Company and Purchaser shall be entered into with respect to such purchase money mortgage.

      The Company shall also maintain on each REO Property fire and hazard insurance with extended coverage in amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required and available under the Flood Disaster Protection Act of 1973, as amended, flood insurance in the amount required above.

      The disposition of REO Property shall be carried out by the Company at such price, and upon such terms and conditions, as the Company deems to be in the best interests of the Purchaser. The proceeds of sale of the REO Property shall be promptly deposited in the Custodial Account. As soon as practical thereafter the expenses of such sale shall be paid and the Company shall reimburse itself for any related unreimbursed Servicing Advances, unpaid Servicing Fees and unreimbursed advances made. On the Remittance Date immediately following the Principal Prepayment Period in which such sale proceeds are received, the net cash proceeds of such sale remaining in the Custodial Account shall be distributed to the Purchaser.

      Notwithstanding the foregoing, the Company shall withdraw from the Custodial Account funds necessary for the proper operation management and maintenance of the REO Property, including the cost of maintaining any hazard insurance pursuant to Section 4.11. The Company shall make monthly distributions on each Remittance Date to the Purchaser of the net cash flow from the REO Property (which shall equal the revenues from such REO Property net of the expenses described in this Section 4.17 and of any reserves reasonably required from time to time to be maintained to satisfy anticipated liabilities for such expenses).

      Section 4.18. Real Estate Owned Reports.

      Together with the statement furnished pursuant to Section 5.02, the Company shall furnish to the Purchaser on or before the Remittance Date each month a statement with respect to any REO Property covering the operation of such REO Property for the previous month and the Company's efforts in connection with the sale of such REO Property and any rental of such REO Property incidental to the sale thereof for the previous month. That statement shall be accompanied by such other information as the Purchaser shall reasonably request.

      Section 4.19. Liquidation Reports.

      Upon the foreclosure sale of any Mortgaged Property or the acquisition thereof by the Purchaser pursuant to a deed in lieu of foreclosure, the Company shall submit to the Purchaser a liquidation report with respect to such Mortgaged Property.

      Section 4.20. Reports of Foreclosures and Abandonments of Mortgaged Property.

      Following the foreclosure sale or abandonment of any Mortgaged Property, the Company shall report such foreclosure or abandonment as required pursuant to
Section 6050J of the Code. The Company shall file information reports with respect to the receipt of mortgage interest received in a trade or business and information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property as required by the Code. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by the Code.

      Section 4.21. Notification of Adjustments.

      With respect to each Mortgage Loan, the Company shall adjust the Mortgage Interest Rate on the related Adjustment Date in compliance with the requirements of applicable law and the related Mortgage and Mortgage Note. The Company shall execute and deliver any and all necessary notices required under applicable law and the terms of the related Mortgage Note and Mortgage regarding the Mortgage Interest Rate adjustments. Upon the discovery by the Company or the receipt of notice from the Purchaser that the Company has failed to adjust a Mortgage Interest Rate in accordance with the terms of the related Mortgage Note, the Company shall immediately deposit in the Custodial Account from its own funds the amount of any interest loss or deferral caused the Purchaser thereby.

      Section 4.22. Prepayment Premiums.

      (a) To the extent consistent with the terms of this Agreement, the Company may waive (or permit a subservicer to waive) a Prepayment Premium only under the following circumstances: (i) (A) such waiver is standard and customary in servicing similar Mortgage Loans and (B) such waiver relates to a default or a reasonably forseeable default and would, in the reasonable judgment of the Company, maximize recovery of total proceeds taking into account the value of such Prepayment Premium and the related Mortgage Loan or (ii) such waiver is required under state or federal law. The Company shall not waive any Prepayment Premium unless it is waived in accordance with this Section 4.22(a).

      (b) The Company shall pay the amount of any Prepayment Premium (to the extent not collected and remitted to the Purchaser) to the Purchaser or its assignees if (1) the representation in Section 3.03(yy) is breached and such breach materially and adversely affects the interests of the Purchaser or its assigns, (2) the Company waives any Prepayment Premium other than as permitted under Section 4.22(a)(i) or (3) the Company is unable to collect such Prepayment Premium as a result of its enforceability being found to be limited or prohibited by applicable law. The Company shall pay the amount of such Prepayment Premium, for the benefit of the Purchaser or any assignee of the Purchaser, by depositing such amount into the Custodial Account at the time that the amount prepaid on the related Mortgage Loan is required to be deposited into the Custodial Account. Such payment shall be the only recourse to the Company for the failure to collect a Prepayment Premium.

      Section 4.23. Credit Reporting; Gramm-Leach-Bliley Act.

      (a) The Company has fully furnished and agrees to fully furnish, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information on its borrower credit files to Equifax, Experian, and Trans Union Credit Information Company (three of the credit repositories), on a monthly basis.

      (b) The Company shall comply with Title V of the Gramm-Leach-Bliley Act of 1999 and all applicable regulations promulgated thereunder, relating to the Mortgage Loans and the related borrowers and shall provide all notices required to be given by a servicer thereunder.

      (c) The Purchaser, and any successors or asigns, shall comply with all privacy and information sharing requirements and restrictions set forth in the Fair Credit Reporting Act and its implementing regulations, Title V of the Gramm-Leach-Bliley Act of 1999 and all applicable regulations promulgated thereunder, as well as any similar state laws and regaultions, relating to the Mortgage Loans and the related borrowers and shall provide all notices required to be given by the interest holder of a mortgage loan or account thereunder.

                                    ARTICLE V

                              PAYMENTS TO PURCHASER

      Section 5.01. Remittances.

      On each Remittance Date the Company shall remit by wire transfer of immediately available funds to the Purchaser (a) all amounts deposited in the Custodial Account as of the close of business on the Determination Date (net of charges against or withdrawals from the Custodial Account pursuant to Section 4.06).

      With respect to any remittance received by the Purchaser after the Remittance Date on which such payment was due, the Company shall pay to the Purchaser interest on any such late payment at an annual rate equal to the Prime Rate, adjusted as of the date of each change, plus three percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be deposited in the Custodial Account by the Company on the date such late payment is made and shall cover the period commencing with the day following the Business Day on which such payment was due and ending with the Business Day on which such payment is made, both inclusive. Such interest shall be remitted along with the distribution payable on the next succeeding Remittance Date. The payment by the Company of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Company.

      Section 5.02. Statements to Purchaser.

      Not later than the Business Day prior to the Remittance Date, the Company shall furnish to the Purchaser a monthly remittance advice, in electronic format reasonably acceptable to the Purchaser as to the remittance on such Remittance Date and as to the period ending on the last day of the month preceding such Remittance Date inclusive of trial balance, delinquency and paid-in-full information and any Prepayment Premiums amounts due the Purchaser from the prior reporting period.

                                  ARTICLE VI `

                          GENERAL SERVICING PROCEDURES

      Section 6.01. Transfers of Mortgaged Property.

      The Company shall, in accordance with Accepted Servicing Practices, enforce any "due-on-sale" provision contained in any Mortgage or Mortgage Note and to deny assumption by the person to whom the Mortgaged Property has been or is about to be sold whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains liable on the Mortgage and the Mortgage Note. When the Mortgaged Property has been conveyed by the Mortgagor, the Company shall, to the extent it has knowledge of such conveyance, exercise its rights to accelerate the maturity of such Mortgage Loan under the "due-on-sale" clause applicable thereto, provided, however, that the Company shall not exercise such rights if prohibited by law from doing so or if the exercise of such rights would impair or threaten to impair any recovery under any PPMI Policy.

      If the Company reasonably believes it is unable under applicable law to enforce such "due-on-sale" clause or that either a decision not to exercise the "due-on-sale" provision or a decision to permit an assumption of the Mortgage Loan is in the best interest of the Purchaser, the Company shall enter into (i) an assumption and modification agreement with the person to whom such property has been conveyed, pursuant to which such person becomes liable under the Mortgage Note and the original Mortgagor remains liable thereon or (ii) in the event the Company is unable under applicable law to require that the original Mortgagor remain liable under the Mortgage Note and the Company has the prior consent of the primary mortgage guaranty insurer, a substitution of liability agreement with the purchaser of the Mortgaged Property pursuant to which the original Mortgagor is released from liability and the purchaser of the Mortgaged Property is substituted as Mortgagor and becomes liable under the Mortgage Note. If an assumption fee is collected by the Company for entering into an assumption agreement the fee will be retained by the Company as additional servicing compensation. In connection with any such assumption, neither the Mortgage Interest Rate borne by the related Mortgage Note, the term of the Mortgage Loan, the outstanding principal amount of the Mortgage Loan nor any other material terms shall be changed without Purchaser's consent.

      To the extent that any Mortgage Loan is assumable, the Company shall inquire diligently into the credit worthiness of the proposed transferee, and shall use the underwriting criteria for approving the credit of the proposed transferee which are used with respect to underwriting mortgage loans of the same type as the Mortgage Loans. If the credit worthiness of the proposed transferee does not meet such underwriting criteria, the Company diligently shall, to the extent permitted by the Mortgage or the Mortgage Note and by applicable law, accelerate the maturity of the Mortgage Loan.

      Section 6.02. Satisfaction of Mortgages and Release of Mortgage Files.

      Upon the payment in full of any Mortgage Loan, or the receipt by the Company of a notification that payment in full will be escrowed in a manner customary for such purposes, the Company shall request the release of any Mortgage Loan Documents. Upon receipt of such request, the Purchaser shall release and send, or shall cause to be released and sent, by overnight mail the related Mortgage Loan Documents to the Company and the Company, on the Purchaser's behalf, shall prepare and process any satisfaction or release.

      If the Company satisfies or releases a Mortgage without first having obtained payment in full of the indebtedness secured by the Mortgage or should the Company otherwise prejudice any rights the Purchaser may have under the mortgage instruments, upon written demand of the Purchaser, the Company shall repurchase the related Mortgage Loan at the Repurchase Price by deposit thereof in the Custodial Account within two (2) Business Days of receipt of such demand by the Purchaser. The Company shall maintain the Fidelity Bond and Errors and Omissions Insurance Policy as provided for in Section 4.13 insuring the Company against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein.

      Section 6.03. Servicing Compensation.

      As compensation for its services hereunder, the Company shall be entitled to withdraw from the Custodial Account the amount of its Servicing Fee. The Servicing Fee shall be payable monthly and shall be computed on the basis of the same unpaid principal balance and for the period respecting which any related interest payment on a Mortgage Loan is computed. The obligation of the Purchaser to pay the Servicing Fee is limited to, and payable solely from, the interest portion of such Monthly Payments.

      Additional servicing compensation in the form of assumption fees, to the extent provided in Section 6.01, late payment charges and other ancillary income (other than Prepayment Premiums) shall be retained by the Company to the extent not required to be deposited in the Custodial Account. The Company shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement thereof except as specifically provided for herein.

      Section 6.04. Annual Statement as to Compliance.

      On or before March 15 of each calendar year, commencing in 2007, the Company shall deliver to the Purchaser and any Depositor a statement of compliance addressed to the Purchaser and such Depositor and signed by an authorized officer of the Company, to the effect that (i) a review of the Company's activities during the immediately preceding calendar year (or applicable portion thereof) and of its performance under this Agreement and any applicable Reconstitution Agreement during such period has been made under such officer's supervision, and (ii) to the best of such officer's knowledge, based on such review, the Company has fulfilled all of its obligations under this Agreement and any applicable Reconstitution Agreement in all material respects throughout such calendar year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and the status thereof.

      Section 6.05. Report on Assessment of Compliance and Attestation.

      (a) On or before March 15 of each calendar year, commencing in 2007, the Company shall:

            (i) deliver to the Purchaser and any Depositor a report (in form and substance reasonably satisfactory to the Purchaser and such Depositor) regarding the Company's assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be addressed to the Purchaser and such Depositor and signed by an authorized officer of the Company, and shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit I hereto delivered to the Purchaser concurrently with the execution of this Agreement;

            (ii) deliver to the Purchaser and any Depositor a report of a registered public accounting firm reasonably acceptable to the Purchaser and such Depositor that attests to, and reports on, the assessment of compliance made by the Company and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act;

            (iii) cause each Subservicer, and each Subcontractor determined by the Company pursuant to Section 9.04(b) to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, to deliver to the Purchaser and any Depositor an assessment of compliance and accountants' attestation as and when provided in paragraphs (a) and (b) of this Section; and

            (iv) if requested by the Purchaser or any Depositor not later than March 15 of the calendar year in which such certification is to be delivered, deliver to the Purchaser, any Depositor and any other Person that will be responsible for signing the certification (a "Sarbanes Certification") required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of 2002) on behalf of an asset-backed issuer with respect to a Securitization Transaction a certification in the form attached hereto as Exhibit H.

      The Company acknowledges that the parties identified in clause (a)(iv) above may rely on the certification provided by the Company pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission. Neither the Purchaser nor any Depositor will request delivery of a certification under clause (a)(iv) above unless a Depositor is required under the Exchange Act to file an annual report on Form 10-K with respect to an issuing entity whose asset pool includes Mortgage Loans.

      (b) Each assessment of compliance provided by a Subservicer pursuant to
Section 6.05(a)(i) shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit I hereto delivered to the Purchaser concurrently with the execution of this Agreement or, in the case of a Subservicer subsequently appointed as such, on or prior to the date of such appointment. An assessment of compliance provided by a Subcontractor pursuant to
Section 6.05(a)(iii) need not address any elements of the Servicing Criteria other than those specified by the Company pursuant to Section 9.04.

      Section 6.06. Right to Examine Company Records.

      The Purchaser, or its designee, shall have the right to examine and audit any and all of the related books, records, or other information of the Company, whether held by the Company or by another on its behalf, with respect to the Company's obligations under this Agreement or the Mortgage Loans, during business hours or at such other times as may be reasonable under applicable circumstances, upon reasonable advance notice. The Purchaser shall pay its own travel expenses associated with such examination.

      All of the information obtained by the Purchaser and/or its designee in connection with such examination or audit, as well as any compromise, settlement, or adjustment reached between the Company and the Purchaser as a result thereof, shall be held in strict confidence and, except for disclosure to the Purchaser's legal counsel or as may be required pursuant to litigation, shall not be disclosed to any third party, directly or indirectly, by the Purchaser or its designee or any of their officers, agent or employees. The Company may require the Purchaser's designee to execute a separate confidentiality agreement affirming the foregoing as a condition precedent to any examination or audit.

      Notwithstanding the foregoing, the Purchaser may disclose such information to:

      (a) any governmental agency or regulatory body having or claiming to have authority to regulate or oversee any aspect of the Purchaser's business or that of its representatives in connection with the exercise of such authority or claimed authority;

      (b) the extent necessary or appropriate to effect or preserve Purchaser's or any of its affiliates' security (if any) for any loan or other extension of credit or to enforce any right or remedy or in connection with any claims asserted by or against Purchaser or any of its representatives or the Company or any other person or entity involved in the transactions contemplated hereby;

      (c) its affiliates or any of its affiliates' directors, officers, employees, advisors, representatives, attorneys, accountants and auditors (collectively, the "representatives") whom it determines need to know such information in connection with the transactions contemplated hereby; and the Purchaser will inform the representatives to whom it discloses such information the confidential nature thereof,

      (d) any bank or financial institution or other entity to which the Purchaser has sold or desires to sell an interest or participation in the transactions contemplated hereby (including syndications and derivative transactions), provided that any such recipient of such information agrees in writing to keep such information confidential.

      In the event the Purchaser or any of its representatives is requested or required (orally or in writing, by interrogatory, court order, subpoena, administrative proceeding, civil investigatory demand, or any similar legal process) to disclose any of such information, the Purchaser or such representative, in absence of a protective order, may disclose such information without liability. The Purchaser shall, however, to the extent permitted by law and as promptly as practicable, notify the Company prior to such disclosure by the Purchaser so that the Company may seek at the Company's sole expense a protective order or other appropriate remedy.

      Section 6.07. Compliance with REMIC Provisions.

      If a REMIC election has been made with respect to the arrangement under which the Mortgage Loans and REO Property are held, the Company shall not take any action, cause the REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the REMIC as a REMIC or
(ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on "prohibited transactions" as defined in Section 860(a)(2) of the Code and the tax on "contributions" to a REMIC set forth in Section 860(d) of the Code) unless the Company has received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such REMIC status or result in the imposition of any such tax.

                                  ARTICLE VII

                              COMPANY TO COOPERATE

      Section 7.01. Provision of Information.

      During the term of this Agreement, the Company shall furnish to the Purchaser such periodic, special, or other reports or information reasonably available to the Company, and copies or originals of any documents contained in the Servicing File for each Mortgage Loan provided for herein. All other special reports or information not provided for herein as shall be necessary, reasonable, or appropriate with respect to the Purchaser or any regulatory agency will be provided at the Purchaser's expense. All such reports, documents or information shall be provided by and in accordance with all reasonable instructions and directions which the Purchaser may give. In addition, during the term of this Agreement, the Company shall provide to the OTS and the FDIC and to comparable regulatory authorities supervising the Purchaser or any of Purchaser's assigns (including beneficial owners of securities issued in Securitization Transactions backed by the Mortgage Loans) and the examiners and supervisory agents of the OTS, the FDIC and such other authorities, access to the documentation required by applicable regulations of the OTS and the FDIC with respect to the Mortgage Loans. Such access shall be afforded without charge, but only upon reasonable and prior written request and during normal business hours at the offices designated by the Company.

      The Company shall execute and deliver all such instruments and take all such action as the Purchaser may reasonably request from time to time, in order to effectuate the purposes and to carry out the terms of this Agreement.

      Section 7.02. Financial Statements; Servicing Facility.

      In connection with marketing the Mortgage Loans, the Purchaser may make available to a prospective purchaser the audited financial statements of the Company, which shall include information relating to the Company, for the most recently completed two fiscal years for which such a financial statement is available, as well as a Consolidated Statement of Condition at the end of the last two fiscal years covered by such Consolidated Statement of Operations. The Company also shall make available any comparable interim statements to the extent any such statements have been prepared by or on behalf of the Company (and are available upon request to members or stockholders of the Company or to the public at large).

      The Company also shall make reasonably available to the Purchaser or prospective purchaser a knowledgeable financial or accounting officer for the purpose of answering questions respecting recent developments affecting the Company or the financial statements of the Company, and to permit any prospective purchaser reasonable access to inspect the Company's servicing facilities for the purpose of satisfying such prospective purchaser that the Company has the ability to service the Mortgage Loans as provided in this Agreement.

                                  ARTICLE VIII

                                   THE COMPANY

      Section 8.01. Indemnification; Third Party Claims.

      The Company shall indemnify the Purchaser and hold it harmless against any and all third party claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that the Purchaser may sustain in any way related to the failure of the Company to perform its duties and service the Mortgage Loans in strict compliance with the terms of this Agreement, including without limitation any failure of the Company to perform its obligations under Sections 4.07, 6.04, 6.05 and Article IX of this Agreement. The Company immediately shall notify the Purchaser if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, assume (with the prior written consent of the Purchaser which shall not be reasonably withheld) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or the Purchaser in respect of such claim. The Company shall follow any written instructions received from the Purchaser in connection with such claim. The Purchaser promptly shall reimburse the Company for all amounts advanced by it pursuant to the preceding sentence except when the claim is in any way related to the Company's indemnification pursuant to Section 3.04, or the failure of the Company to service and administer the Mortgage Loans in strict compliance with the terms of this Agreement.

      Section 8.02. Merger or Consolidation of the Company.

      The Company shall keep in full effect its existence, rights and franchises as a corporation, and shall obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement.

      Any person into which the Company may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Company shall be a party, or any Person succeeding to the business of the Company, shall be the successor of the Company hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, provided, however, that
(a) the successor or surviving Person shall be an institution (i) having a GAAP net worth of not less than $10,000,000 and (ii) who is a Fannie Mae/Freddie Mac-approved company in good standing and (b) the Company and such successor or surviving Person shall notify the Purchaser of any such merger, conversion or consolidation at least two Business Days prior to the effective date thereof and shall provide the Purchaser with all information required by the Purchaser, or any other participant to any Whole Loan Transfer or Securitization Transaction, to comply with its reporting obligation under Item 6.02 of Form 8-K not later than the effective date of such merger, conversion or consolidation. Furthermore, in the event the Company transfers or otherwise disposes of all or substantially all of its assets to an affiliate of the Company, such affiliate shall satisfy the conditions above, and shall also expressly assume in writing and be fully liable to the Purchaser for all of the Company's obligations and liabilities hereunder.

      Section 8.03. Limitation on Liability of Company and Others.

      Neither the Company nor any of the directors, officers, employees or agents of the Company shall be under any liability to the Purchaser for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment, provided, however, that this provision shall not protect the Company or any such person against any breach of warranties or representations made herein, or failure to perform its obligations in strict compliance with any standard of care set forth in this Agreement or any other liability which would otherwise be imposed under this Agreement. The Company and any director, officer, employee or agent of the Company may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Company shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its opinion may involve it in any expense or liability, provided, however, that the Company may, with the consent of the Purchaser, undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto. In such event, the Company shall be entitled to reimbursement from the Purchaser of the reasonable legal expenses and costs of such action, unless any such costs result from a breach of the Company's representations and warranties made herein or its failure to perform its obligations in compliance with this Agreement.

      Section 8.04. Limitation on Resignation and Assignment by Company.

      The Purchaser has entered into this Agreement with the Company and subsequent purchasers will purchase the Mortgage Loans in reliance upon the independent status of the Company, and the representations as to the adequacy of its servicing facilities, personnel, records and procedures, its integrity, reputation and financial standing, and the continuance thereof. Therefore, the Company shall neither assign this Agreement or the servicing hereunder or delegate its rights or duties hereunder or any portion hereof (except as otherwise contemplated herein) or sell or otherwise dispose of all of its property or assets without the prior written consent of the Purchaser, which consent shall not be unreasonably withheld.

      The Company shall not resign from the obligations and duties hereby imposed on it except by mutual consent of the Company and the Purchaser or upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Company. Any such determination permitting the resignation of the Company shall be evidenced by an Opinion of Counsel to such effect delivered to the Purchaser which Opinion of Counsel shall be in form and substance acceptable to the Purchaser. No such resignation shall become effective until a successor shall have assumed the Company's responsibilities and obligations hereunder in the manner provided in
Section 12.01.

      Without in any way limiting the generality of this Section 8.04, in the event that the Company either shall assign this Agreement or the servicing responsibilities hereunder or delegate its duties hereunder or any portion thereof or sell or otherwise dispose of all or substantially all of its property or assets, without the prior written consent of the Purchaser, then the Purchaser shall have the right to terminate this Agreement upon notice given as set forth in Section 10.01, without any payment of any penalty or damages and without any liability whatsoever to the Company or any third party.

                                   ARTICLE IX

                              WHOLE LOAN TRANSFERS,
          SECURITIZATION TRANSACTIONS AND COMPLIANCE WITH REGULATION AB

      Section 9.01. Intent of the Parties; Reasonableness.

      The Purchaser and the Company acknowledge and agree that the purpose of
Article IX of this Agreement is to facilitate compliance by the Purchaser and any Depositor with the provisions of Regulation AB and related rules and regulations of the Commission. Although Regulation AB is applicable by its terms only to offerings of asset-backed securities that are registered under the Securities Act, the Company acknowledges that investors in privately offered securities may require that the Purchaser or any Depositor provide comparable disclosure in unregistered offerings. References in this Agreement to compliance with Regulation AB include provision of comparable disclosure in private offerings.

      Neither the Purchaser nor any Depositor shall exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder (or the provision in a private offering of disclosure comparable to that required under the Securities Act). The Company acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by the Purchaser or any Depositor in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. In connection with any Securitization Transaction, the Company shall cooperate fully with the Purchaser to deliver to the Purchaser (including any of its assignees or designees) and any Depositor, any and all statements, reports, certifications, records and any other information necessary in the good faith determination of the Purchaser or any Depositor to permit the Purchaser or such Depositor to comply with the provisions of Regulation AB, together with such disclosures relating to the Company, any Subservicer, any Third-Party Originator and the Mortgage Loans, or the servicing of the Mortgage Loans, reasonably believed by the Purchaser or any Depositor to be necessary in order to effect such compliance.

      The Purchaser (including any of its assignees or designees) shall cooperate with the Company by providing timely notice of requests for information under these provisions and by reasonably limiting such requests to information required, in the Purchaser's reasonable judgment, to comply with Regulation AB.

      Section 9.02. Additional Representations and Warranties of the Company.

      (a) The Company shall be deemed to represent to the Purchaser and to any Depositor, as of the date on which information is first provided to the Purchaser or any Depositor under Section 9.03 that, except as disclosed in writing to the Purchaser or such Depositor prior to such date: (i) the Company is not aware and has not received notice that any default, early amortization or other performance triggering event has occurred as to any other securitization due to any act or failure to act of the Company; (ii) the Company has not been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; (iii) no material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Company as servicer has been disclosed or reported by the Company; (iv) no material changes to the Company's policies or procedures with respect to the servicing function it will perform under this Agreement and any Reconstitution Agreement for mortgage loans of a type similar to the Mortgage Loans have occurred during the three-year period immediately preceding the related Securitization Transaction; (v) there are no aspects of the Company's financial condition that could have a material adverse effect on the performance by the Company of its servicing obligations under this Agreement or any Reconstitution Agreement; (vi) there are no material legal or governmental proceedings pending (or known to be contemplated) against the Company, any Subservicer or any Third-Party Originator; and (vii) there are no affiliations, relationships or transactions relating to the Company, any Subservicer or any Third-Party Originator with respect to any Securitization Transaction and any party thereto identified by the related Depositor of a type described in Item 1119 of Regulation AB.

      (b) If so requested by the Purchaser or any Depositor on any date following the date on which information is first provided to the Purchaser or any Depositor under Section 9.03, the Company shall, within five Business Days following such request, confirm in writing the accuracy of the representations and warranties set forth in paragraph (a) of this Section or, if any such representation and warranty is not accurate as of the date of such request, provide reasonably adequate disclosure of the pertinent facts, in writing, to the requesting party.

      Section 9.03. Removal of Mortgage Loans from Inclusion Under this Agreement; Information to Be Provided by the Company.

      The Purchaser and the Company agree that with respect to some or all of the Mortgage Loans, the Purchaser, at its sole option, may effect Whole Loan Transfers or Securitization Transactions, retaining the Company as the servicer thereof or subservicer if a master servicer is employed, or as applicable the "seller/servicer." On the Reconstitution Date, the Mortgage Loans Transferred shall cease to be serviced by the Company pursuant to this Agreement except to the extent that the parties execute a mutually acceptable Assignment Assumption and Recognition Agreement providing for the continued servicing of the Mortgage Loans transferred under the terms of this Agreement as modified thereby; provided, however, that, in the event that any Mortgage Loan Transferred pursuant to this Article IX is rejected by the transferee, the Company shall continue to service such rejected Mortgage Loan on behalf of the Purchaser in accordance with the terms and provisions of this Agreement.

      In connection with any Securitization Transaction the Company shall (i) within five Business Days following request by the Purchaser or any Depositor, provide to the Purchaser and such Depositor (or, as applicable, cause each Third-Party Originator and each Subservicer to provide), in writing and in form and substance reasonably satisfactory to the Purchaser and such Depositor, the information and materials specified in paragraphs (a), (b), (c) and (f) of this Section, and (ii) as promptly as practicable following notice to or discovery by the Company, provide to the Purchaser and any Depositor (in writing and in form and substance reasonably satisfactory to the Purchaser and such Depositor) the information specified in paragraph (d) of this Section.

      (a) If so requested by the Purchaser or any Depositor, the Company shall provide such information regarding (i) the Company, as originator of the Mortgage Loans (including as an acquirer of Mortgage Loans from a Qualified Correspondent), or (ii) each Third-Party Originator, and (iii) as applicable, each Subservicer, as is requested for the purpose of compliance with Items 1103(a)(1), 1105, 1110, 1117 and 1119 of Regulation AB. Such information shall include, as applicable, at a minimum:

                  (A) the originator's form of organization;

                  (B) a description of the originator's origination program and how long the originator has been engaged in originating residential mortgage loans, which description shall include a discussion of the originator's experience in originating mortgage loans of a similar type as the Mortgage Loans; information regarding the size and composition of the originator's origination portfolio; and information that may be material, in the good faith judgment of the Purchaser or any Depositor, to an analysis of the performance of the Mortgage Loans, including the originators' credit-granting or underwriting criteria for mortgage loans of similar type(s) as the Mortgage Loans and such other information as the Purchaser or any Depositor may reasonably request for the purpose of compliance with
            Item 1110(b)(2) of Regulation AB;

                  (C) a description of any material legal or governmental
            proceedings pending (or known to be contemplated) against the Company, each Third-Party Originator and each Subservicer; and

                  (D) a description of any affiliation or relationship between the Company, each Third-Party Originator, each Subservicer and any of the following parties to a Securitization Transaction, as such parties are identified to the Company by the Purchaser or any Depositor in writing in advance of such Securitization Transaction:

                        (1)   the sponsor;

                        (2)   the depositor;

                        (3)   the issuing entity;

                        (4)   any servicer;

                        (5)   any trustee;

                        (6)   any originator;

                        (7)   any significant obligor;

                        (8)   any enhancement or support provider; and

                        (9)   any other material transaction party.

      (b) If so requested by the Purchaser or any Depositor, the Company shall provide (or, as applicable, cause each Third-Party Originator to provide) Static Pool Information with respect to the mortgage loans (of a similar type as the Mortgage Loans, as reasonably identified by the Purchaser as provided below) originated by (i) the Company, if the Company is an originator of Mortgage Loans (including as an acquirer of Mortgage Loans from a Qualified Correspondent), and/or (ii) each Third-Party Originator. Such Static Pool Information shall be prepared by the Company (or Third-Party Originator) on the basis of its reasonable, good faith interpretation of the requirements of Item 1105(a)(1)-(3) of Regulation AB. To the extent that there is reasonably available to the Company (or Third-Party Originator) Static Pool Information with respect to more than one mortgage loan type, the Purchaser or any Depositor shall be entitled to specify whether some or all of such information shall be provided pursuant to this paragraph. The content of such Static Pool Information may be in the form customarily provided by the Company, and need not be customized for the Purchaser or any Depositor. Such Static Pool Information for each vintage origination year or prior securitized pool, as applicable, shall be presented in increments no less frequently than quarterly over the life of the mortgage loans included in the vintage origination year or prior securitized pool. The most recent periodic increment must be as of a date no later than 135 days prior to the date of the prospectus or other offering document in which the Static Pool Information is to be included or incorporated by reference. The Static Pool Information shall be provided in an electronic format that provides a permanent record of the information provided, such as a portable document format (pdf) file, or other such electronic format reasonably required by the Purchaser or the Depositor, as applicable.

      Promptly following notice or discovery of a material error in Static Pool Information provided pursuant to the immediately preceding paragraph (including an omission to include therein information required to be provided pursuant to such paragraph), the Company shall provide corrected Static Pool Information to the Purchaser or any Depositor, as applicable, in the same format in which Static Pool Information was previously provided to such party by the Company.

      If so requested by the Purchaser or any Depositor, the Company shall provide (or, as applicable, cause each Third-Party Originator to provide), at the expense of the requesting party (to the extent of any additional incremental expense associated with delivery pursuant to this Agreement), such agreed-upon procedures letters of certified public accountants reasonably acceptable to the Purchaser or Depositor, as applicable, pertaining to Static Pool Information relating to prior securitized pools for securitizations closed on or after January 1, 2006 or, in the case of Static Pool Information with respect to the Company's or Third-Party Originator's originations or purchases, to calendar months commencing January 1, 2006, as the Purchaser or such Depositor shall reasonably request. Such letters shall be addressed to and be for the benefit of such parties as the Purchaser or such Depositor shall designate, which may include, by way of example, any Sponsor, any Depositor and any broker dealer acting as underwriter, placement agent or initial purchaser with respect to a Securitization Transaction. Any such statement or letter may take the form of a standard, generally applicable document accompanied by a reliance letter authorizing reliance by the addressees designated by the Purchaser or such Depositor.

      (c) If so requested by the Purchaser or any Depositor, the Company shall provide such information regarding the Company, as servicer of the Mortgage Loans, and each Subservicer (each of the Company and each Subservicer, for purposes of this paragraph, a "Servicer"), as is requested for the purpose of compliance with Item 1108 of Regulation AB. Such information shall include, as applicable, at a minimum:

                  (A) the Servicer's form of organization;

                  (B) a description of how long the Servicer has been servicing residential mortgage loans; a general discussion of the Servicer's experience in servicing assets of any type as well as a more detailed discussion of the Servicer's experience in, and procedures for, the servicing function it will perform under this Agreement and any Reconstitution Agreements; information regarding the size, composition and growth of the Servicer's portfolio of residential mortgage loans of a type similar to the Mortgage Loans and information on factors related to the Servicer that may be material, in the good faith judgment of the Purchaser or any Depositor, to any analysis of the servicing of the Mortgage Loans or the related asset-backed securities, as applicable, including, without limitation:

                        (1) whether any prior securitizations of mortgage loans of a type similar to the Mortgage Loans involving the Servicer have defaulted or experienced an early amortization or other performance triggering event because of servicing during the three-year period immediately preceding the related Securitization Transaction;

                        (2) the extent of outsourcing the Servicer utilizes;

                        (3) whether there has been previous disclosure of material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Servicer as a servicer during the three-year period immediately preceding the related Securitization Transaction;

                        (4) whether the Servicer has been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; and

                        (5) such other information as the Purchaser or any Depositor may reasonably request for the purpose of compliance with Item 1108(b)(2) of Regulation AB;

                  (C) a description of any material changes during the
            three-year period immediately preceding the related Securitization Transaction to the Servicer's policies or procedures with respect to the servicing function it will perform under this Agreement and any Reconstitution Agreements for mortgage loans of a type similar to the Mortgage Loans;

                  (D) information regarding the Servicer's financial condition, to the extent that there is a material risk that an adverse financial event or circumstance involving the Servicer could have a material adverse effect on the performance by the Company of its servicing obligations under this Agreement or any Reconstitution Agreement;

                  (E) information regarding advances made by the Servicer on the
            Mortgage Loans and the Servicer's overall servicing portfolio of residential mortgage loans for the three-year period immediately preceding the related Securitization Transaction, which may be limited to a statement by an authorized officer of the Servicer to the effect that the Servicer has made all advances required to be made on residential mortgage loans serviced by it during such period, or, if such statement would not be accurate, information regarding the percentage and type of advances not made as required, and the reasons for such failure to advance;

                  (F) a description of the Servicer's processes and procedures designed to address any special or unique factors involved in servicing loans of a similar type as the Mortgage Loans;

                  (G) a description of the Servicer's processes for handling delinquencies, losses, bankruptcies and recoveries, such as through liquidation of mortgaged properties, sale of defaulted mortgage loans or workouts; and

                  (H) information as to how the Servicer defines or determines delinquencies and charge-offs, including the effect of any grace period, re-aging, restructuring, partial payments considered current or other practices with respect to delinquency and loss experience.

      (d) If so requested by the Purchaser or any Depositor for the purpose of satisfying its reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Company shall (or shall cause each Subservicer and Third-Party Originator to) (i) notify the Purchaser and any Depositor in writing of (A) any material litigation or governmental proceedings pending against the Company, any Subservicer or any Third-Party Originator and
(B) any affiliations or relationships that develop following the closing date of a Securitization Transaction between the Company, any Subservicer or any Third-Party Originator and any of the parties specified in clause (D) of paragraph (a) of this Section (and any other parties identified in writing by the requesting party) with respect to such Securitization Transaction, and (ii) provide to the Purchaser and any Depositor a description of such proceedings, affiliations or relationships.

      (e) As a condition to the succession to the Company or any Subservicer as servicer or subservicer under this Agreement or any Reconstitution Agreement by any Person (i) into which the Company or such Subservicer may be merged or consolidated, or (ii) which may be appointed as a successor to the Company or any Subservicer, the Company shall provide to the Purchaser and any Depositor, at least 15 calendar days prior to the effective date of such succession or appointment, (x) written notice to the Purchaser and any Depositor of such succession or appointment and (y) in writing and in form and substance reasonably satisfactory to the Purchaser and such Depositor, all information reasonably requested by the Purchaser or any Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to any class of asset-backed securities.

      (f) In addition to such information as the Company, as servicer, is obligated to provide pursuant to other provisions of this Agreement, if so requested by the Purchaser or any Depositor, the Company shall provide such information regarding the performance or servicing of the Mortgage Loans as is reasonably required to facilitate preparation of distribution reports in accordance with Item 1121 of Regulation AB. Such information shall be provided concurrently with the monthly reports otherwise required to be delivered by the Company under this Agreement, commencing with the first such report due not less than ten Business Days following such request.

      (g) The Company shall cooperate with the Purchaser in connection with each Reconstitution in accordance with this Article IX. In connection therewith the Company shall:

            (i) make all representations and warranties made herein regarding the Company and the Mortgage Loans as of the closing date of each Reconstitution; provided, however, unless otherwise specified herein, the representations and warranties related to the Mortgage Loans shall be made by the Company as of the date of the Reconstitution, modified to the extent necessary to accurately reflect the pool statistics of the related Mortgage Loans as of the date of such Reconstitution and subject to any events or circumstances occurring or existing subsequent to the related Closing Date;

            (ii) execute a mutually agreeable Assignment, Assumption and Recognition Agreement or at the option of the Purchaser, negotiate in good faith and execute any pooling and servicing agreement or similar agreements necessary to effectuate the foregoing provided such agreements create no greater obligation or cost on the part of the Company than otherwise set forth in this Agreement and do not materially and adversely alter the Company's rights hereunder; provided, however, that the Company shall be required to make monthy delinquency advances and compensating interest payments with respect to prepayment interest shortfalls;

            (iii) make representations and warranties (1) that the Company has serviced the Mortgage Loans in accordance with the terms of this Agreement, provided accurate statements to the Purchaser pursuant to
      Section 5.02 of this Agreement, and otherwise complied with all covenants and obligations hereunder and (2) that the Company has taken no action nor omitted to take any required action the omission of which would have the effect of impairing any mortgage insurance or guarantee on the Mortgage Loans, and (3) regarding the accuracy of the information provided to the Purchaser by the Company on or before the closing date of the applicable Reconstitution;

      (h) In connection with any Securitization Transaction the Company shall be entitled to receive a servicing fee calculated at the rate set forth in the applicable Purchase Price and Terms Letter (the "Reconstitution Servicing Fee"). In addition to the Reconstitution Servicing Fee, the Company will be entitled to retain ancillary income in the form of late payment charges, non-sufficient fund charges, modification fees and assumption fees and other ancillary fee and charges.

      (i) In the event the Purchaser has elected to have the Company hold record title to the Mortgages, prior to the Reconstitution Date the Company shall prepare an Assignment in blank or to the trustee from the Company acceptable to the trustee for each Mortgage Loan that is part of the Whole Loan Transfers or Securitization Transaction. The Purchaser shall pay all preparation and recording costs associated therewith if the Assignments of Mortgage have not been previously prepared and recorded in Purchaser's name. The Company shall execute each Assignment, track such Assignments to ensure they have been recorded and deliver them as required by the trustee upon the Company's receipt thereof. Additionally, the Company shall prepare and execute, at the direction of the Purchaser, any note endorsements in connection with any and all seller/servicer agreements.

      (j) All Mortgage Loans not sold or transferred pursuant to Whole Loan Transfers or Securitization Transaction shall remain subject to this Agreement and shall continue to be serviced in accordance with the terms of this Agreement and with respect thereto this Agreement shall remain in full force and effect.

      Section 9.04. Use of Subservicers and Subcontractors.

      The Company shall not hire or otherwise utilize the services of any Subservicer to fulfill any of the obligations of the Company as servicer under this Agreement or any Reconstitution Agreement unless the Company complies with the provisions of paragraph (a) of this Section. The Company shall not hire or otherwise utilize the services of any Subcontractor, and shall not permit any Subservicer to hire or otherwise utilize the services of any Subcontractor, to fulfill any of the obligations of the Company as servicer under this Agreement or any Reconstitution Agreement unless the Company complies with the provisions of paragraph (b) of this Section.

      (a) It shall not be necessary for the Company to seek the consent of the Purchaser or any Depositor to the utilization of any Subservicer. The Company shall cause any Subservicer used by the Company (or by any Subservicer) for the benefit of the Purchaser and any Depositor to comply with the provisions of this Section and with Sections 6.04, 6.05, 9.02, 9.03(c) and (e) and 9.05 of this Agreement to the same extent as if such Subservicer were the Company, and to provide the information required with respect to such Subservicer under Section 9.03(d) of this Agreement. The Company shall be responsible for obtaining from each Subservicer and delivering to the Purchaser and any Depositor any servicer compliance statement required to be delivered by such Subservicer under Section 6.04, any assessment of compliance and attestation required to be delivered by such Subservicer under Section 6.05 and any certification required to be delivered to the Person that will be responsible for signing the Sarbanes Certification under Section 6.05 as and when required to be delivered.

      (b) It shall not be necessary for the Company to seek the consent of the Purchaser or any Depositor to the utilization of any Subcontractor. The Company shall promptly upon request provide to the Purchaser and any Depositor (or any designee of the Depositor, such as a master servicer or administrator) a written description (in form and substance satisfactory to the Purchaser and such Depositor) of the role and function of each Subcontractor utilized by the Company or any Subservicer, specifying (i) the identity of each such Subcontractor, (ii) which (if any) of such Subcontractors are "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, and
(iii) which elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause (ii) of this paragraph.

      As a condition to the utilization of any Subcontractor determined to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, the Company shall cause any such Subcontractor used by the Company (or by any Subservicer) for the benefit of the Purchaser and any Depositor to comply with the provisions of Sections 6.05 and 9.05 of this Agreement to the same extent as if such Subcontractor were the Company. The Company shall be responsible for obtaining from each Subcontractor and delivering to the Purchaser and any Depositor any assessment of compliance and attestation required to be delivered by such Subcontractor under Section 6.05, in each case as and when required to be delivered.

      Section 9.05. Indemnification; Remedies.

      (a) The Company shall indemnify the Purchaser, each affiliate of the Purchaser, and each of the following parties participating in a Securitization
Transaction: each sponsor, Depositor and issuing entity; each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction; each broker dealer acting as underwriter, placement agent or initial purchaser, each Person who controls any of such parties or the Depositor (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees and agents of each of the foregoing and of the Depositor, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

            (i) (A) any untrue statement of a material fact contained or alleged to be contained in any information, report, certification, accountants' letter or other material provided in written or electronic form under
      Section 6.04 or 6.05 of this Agreement or under this Article IX by or on behalf of the Company, or provided under Section 6.04 or 6.05 of this Agreement or this Article IX by or on behalf of any Subservicer, Subcontractor or Third-Party Originator (collectively, the "Company Information"), or (B) the omission or alleged omission to state in the Company Information a material fact required to be stated in the Company Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that clause (B) of this paragraph shall be construed solely by reference to the Company Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Company Information or any portion thereof is presented together with or separately from such other information;

            (ii) any failure by the Company, any Subservicer, any Subcontractor or any Third-Party Originator to deliver any information, report, certification, accountants' letter or other material when and as required under Section 6.04 or 6.05 of this Agreement or this Article IX, including any failure by the Company to identify pursuant to Section 9.04(b) any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB; or

            (iii) any breach by the Company of a representation or warranty set forth in Section 9.02(a) or in a writing furnished pursuant to Section 9.02(b) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Company of a representation or warranty in a writing furnished pursuant to Section 9.02(b) to the extent made as of a date subsequent to such closing date.

      In the case of any failure of performance described in clause (a)(ii) of this Section, the Company shall promptly reimburse the Purchaser, any Depositor, as applicable, and each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants' letter or other material not delivered as required by the Company, any Subservicer, any Subcontractor or any Third-Party Originator.

      (b) (i) Any failure by the Company, any Subservicer, any Subcontractor or any Third-Party Originator to deliver any information, report, certification, accountants' letter or other material when and as required under Section 6.04 or
6.05 of this Agreement or this Article IX, or any breach by the Company of a representation or warranty set forth in Section 9.02(a) or in a writing furnished pursuant to Section 9.02(b) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Company of a representation or warranty in a writing furnished pursuant to Section 9.02(b) to the extent made as of a date subsequent to such closing date, shall, except as provided in clause (ii) of this paragraph, immediately and automatically, without notice or grace period, constitute an Event of Default with respect to the Company under this Agreement and any applicable Reconstitution Agreement, and shall entitle the Purchaser or Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Company as servicer under this Agreement and/or any applicable Reconstitution Agreement without payment (notwithstanding anything in this Agreement or any applicable Reconstitution Agreement to the contrary) of any compensation to the Company; provided that to the extent that any provision of this Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Company as servicer, such provision shall be given effect.

      (ii) Any failure by the Company, any Subservicer or any Subcontractor to deliver any information, report, certification or accountants' letter when and as required under Section 6.04 or 6.05, including (except as provided below) any failure by the Company to identify pursuant to Section 9.04(b) any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, which continues unremedied for ten calendar days after the date on which such information, report, certification or accountants' letter was required to be delivered shall constitute an Event of Default with respect to the Company under this Agreement and any applicable Reconstitution Agreement, and shall entitle the Purchaser or Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Company as servicer under this Agreement and/or any applicable Reconstitution Agreement without payment (notwithstanding anything in this Agreement to the contrary) of any compensation to the Company; provided that to the extent that any provision of this Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Company as servicer, such provision shall be given effect.

      Neither the Purchaser nor any Depositor shall be entitled to terminate the rights and obligations of the Company pursuant to this subparagraph (b)(ii) if a failure of the Company to identify a Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB was attributable solely to the role or functions of such Subcontractor with respect to mortgage loans other than the Mortgage Loans.

      (iii) The Company shall promptly reimburse the Purchaser (or any designee of the Purchaser, such as a master servicer) and any Depositor, as applicable, for all reasonable expenses incurred by the Purchaser (or such designee) or such Depositor, as such are incurred, in connection with the termination of the Company as servicer and the transfer of servicing of the Mortgage Loans to a successor servicer. The provisions of this paragraph shall not limit whatever rights the Purchaser or any Depositor may have under other provisions of this Agreement and/or any applicable Reconstitution Agreement or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.

                                   ARTICLE X

                                     DEFAULT

      Section 10.01. Events of Default.

      Each of the following shall constitute an Event of Default on the part of the Company:

            (i) any failure by the Company to remit to the Purchaser any payment required to be made under Section 5.01 of this Agreement which continues unremedied for a period of one Business Day after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by the Purchaser or, the Company first becomes aware of such failure; or

            (ii) failure by the Company or the Sellers duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Company set forth in this Agreement, including but not limited to breach by the Company of any one or more of the representations, warranties and covenants of the Company as set forth in
      Section 3.01 or in the Custodial Agreement which continues unremedied for a period of thirty days or five days (in the case of a failure by the Company to observe or perform any of its covenants under Section 6.04,
      6.05 or Article IX of this Agreement) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by the Purchaser or by the Custodian; or

            (iii) failure by the Company to maintain its license to do business in any jurisdiction where the Mortgaged Property is located if such license is required; or

            (iv) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, including bankruptcy, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Company and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

            (v) the Company shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Company or of or relating to all or substantially all of its assets; or

            (vi) the Company shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency, bankruptcy or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations or cease its normal business operations for three Business Days; or

            (vii) the Company ceases to meet the servicer eligibility qualifications of Fannie Mae or Freddie Mac; or

            (viii) the Company attempts to assign its right to servicing compensation hereunder or to assign this Agreement or the servicing responsibilities hereunder or to delegate its duties hereunder or any portion thereof in violation of Section 8.04.

      If the Company obtains knowledge of an Event of Default, the Company shall promptly notify the Purchaser. In each and every such case, so long as an Event of Default shall not have been remedied, in addition to whatever rights the Purchaser may have at law or equity to damages, including injunctive relief and specific performance, the Purchaser, by notice in writing to the Company, may terminate all the rights and obligations of the Company under this Agreement and in and to the Mortgage Loans and the proceeds thereof.

      Upon receipt by the Company of such written notice, all authority and power of the Company under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the successor appointed pursuant to Section 12.01. Upon written request from the Purchaser, the Company shall, at its expense, prepare, execute and deliver to the successor entity designated by the Purchaser any and all documents and other instruments, place in such successor's possession all Mortgage Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including but not limited to the transfer and endorsement or assignment of the Mortgage Loans and related documents, at the Company's sole expense. The Company shall cooperate with the Purchaser and such successor in effecting the termination of the Company's responsibilities and rights hereunder, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Company to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans.

      Section 10.02. Waiver of Defaults.

      By a written notice, the Purchaser may waive any default by the Company in the performance of its obligations hereunder and its consequences. Upon any waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

                                   ARTICLE XI

                                   TERMINATION

      Section 11.01. Termination.

      This Agreement shall terminate upon either: (i) the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or the disposition of any REO Property with respect to the last Mortgage Loan and the remittance of all funds due hereunder; or (ii) mutual consent of the Company and the Purchaser in writing. The representations and warranties and indemnification provisions contained herein shall survive the termination of this Agreement.

      Upon written request from the Purchaser in connection with any such termination, the Company shall prepare, execute and deliver, any and all documents and other instruments, place in the Purchaser's possession all Mortgage Files, and do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise, at the Company's sole expense. The Company agrees to cooperate with the Purchaser and such successor in effecting the termination of the Company's responsibilities and rights hereunder as servicer, including, without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Company to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans.

      Section 11.02. Termination Without Cause.

      The Purchaser may terminate, at its sole option, any rights the Company may have hereunder with respect to any Mortgage Loan Package, without cause as provided in this Section 11.02. Any such notice of termination shall be in writing and delivered to the Company by registered mail as provided in Section 12.05.

      In the event the servicing rights with respect to a Mortgage Loan Package are terminated pursuant to this Section 11.02, in addition to any reimbursed Servicing Advances and compensation due hereunder up to the termination date and during any transition period, the Company shall be entitled to receive, as liquidated damages, upon the transfer of the servicing rights, an amount equal to the applicable percentage set forth in Exhibit G of the aggregate outstanding principal amount of the related Mortgage Loans as of the termination date.

      A termination pursuant to Section 9.05(b) shall be deemed to be "with cause," and the provisions of this Section 11.02 shall not apply thereto.

                                  ARTICLE XII

                            MISCELLANEOUS PROVISIONS

      Section 12.01. Successor to Company.

      Prior to termination of the Company's responsibilities and duties under this Agreement pursuant to Sections 8.04, 10.01, 11.01 (ii) or pursuant to
Section 11.02, the Purchaser shall, (i) succeed to and assume all of the Company's responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor having the characteristics set forth in Section 8.02 and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Company under this Agreement prior to the termination of Company's responsibilities, duties and liabilities under this Agreement. In connection with such appointment and assumption, the Purchaser may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree. In the event that the Company's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Company shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of the Company pursuant to the aforementioned sections shall not become effective until a successor shall be appointed pursuant to this Section 12.01 and shall in no event relieve the Company of the representations and warranties made pursuant to Sections 3.01, 3.02 and 3.03 and the remedies available to the Purchaser under Section 3.04, it being understood and agreed that the provisions of such Sections 3.01, 3.02, 3.03 and 3.04 shall be applicable to the Company notwithstanding any such sale, assignment, resignation or termination of the Company, or the termination of this Agreement.

      Any successor appointed as provided herein shall (i) execute, acknowledge and deliver to the Company and to the Purchaser an instrument accepting such appointment, wherein the successor shall make the representations and warranties set forth in Sections 3.01, to the extent applicable, except for subsections
(h), (i) and (k) thereof, and 3.02 and (ii) with respect to any Mortgage Loan as to which the Reconstitution Date has already occurred, provide the Purchaser and the related Depositor with the information required for compliance with Item 1108 of Regulation AB, which information shall include at a minimum, the items specified in Section 9.03(c) hereof, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Company, with like effect as if originally named as a party to this Agreement. Any termination or resignation of the Company or termination of this Agreement pursuant to Section 8.04, 10.01, 11.01 or 11.02 shall not affect any claims that the Purchaser may have against the Company arising out of the Company's actions or failure to act prior to any such termination or resignation.

      The Company shall deliver promptly to the successor servicer the funds in the Custodial Account and Escrow Account and all Mortgage Files and related documents and statements held by it hereunder and the Company shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Company.

      Unless the Company is terminated pursuant to Section 11.02, the Purchaser shall be entitled to be reimbursed from the Company for all costs associated with the transfer of servicing, including, without limitation, any costs or expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing date as may be required by the Purchaser to correct any errors or insufficiencies in the servicing data or otherwise to enable the Purchaser to service the Mortgage Loans properly and effectively.

      Upon a successor's acceptance of appointment as such, the Company shall notify by mail the Purchaser of such appointment in accordance with the procedures set forth in Section 12.05.

      Section 12.02. Amendment.

      This Agreement may be amended from time to time by the Company and by written agreement signed by the Company and the Purchaser.

      Section 12.03. Governing Law.

      This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

      Each party hereto hereby knowingly, voluntarily and intentionally waives any and all rights it may have to a trial by jury in respect or any litigation based on, or arising out of, under, or in connection with, this Agreement, or any other documents and instruments executed in connection herewith, or any course of conduct, course of dealing, statements (whether oral or written), or actions of the party hereto. This provision is a material inducement for the Purchaser to enter into this Agreement.

      Section 12.04. Arbitration.

      In the event a claim or controversy arises concerning the interpretation or enforcement of the terms of this Agreement, the parties hereto agree that such claim or controversy may be settled by final, binding arbitration if the parties hereto, as applicable, consent to such arbitration at the time such claim or controversy arises which consent may be withheld by any party hereto in its sole discretion.

      Section 12.05. Duration of Agreement; Survival.

      This Agreement shall continue in existence and effect until terminated as herein provided. This Agreement shall continue notwithstanding transfers of the Mortgage Loans by the Purchaser. The obligations of the Company under Sections 6.04, 6.05 and Section 8.01 shall survive the expiration or termination, for any reason, of this Agreement.

      Section 12.06. Notices.

      All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, addressed as follows:

      (i)   if to the Company:

            Option One Mortgage Corporation
            3 Ada
            Irvine, California 92618-2304
            Attention: Debbie Lonergan
            Telephone:  (949) 790-3600 Ext. 42416
            Fax:        (949) 790-7514

            or such other address as may hereafter be furnished to the Purchaser in writing by the Company;

      (ii)  if to Purchaser:

            Bank of America, National Association
            Hearst Tower
            NC1-027-21-04
            214 North Tryon Street
            Charlotte, North Carolina  28255
            Attention: Bruce W. Good
            Telephone:  (704) 388-8708
            Fax:        (704) 386-3215

      or such other address as may hereafter be furnished to the Company in writing by the Purchaser;

      Section 12.07. Severability of Provisions.

      If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

      Section 12.08. Relationship of Parties.

      Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto and the services of the Company shall be rendered as an independent contractor and not as agent for the Purchaser.

      Section 12.09. Execution; Successors and Assigns.

      This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement. Subject to Section 8.04, this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

      Section 12.10. Recordation of Assignments of Mortgage.

      To the extent permitted by applicable law, each of the Assignments of Mortgage is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected at the Company's expense, in the event recordation is necessary or advisable in accordance with Acceptable Servicing Practices or under applicable law or is requested by the Purchaser at its sole option.

      Section 12.11. Assignment by Purchaser.

      The Purchaser shall have the right, without the consent of the Company but subject to the limits set forth in Section 2.02 hereof, to assign, in whole or in part, its interest under this Agreement with respect to some or all of the Mortgage Loans, and designate any person to exercise any rights of the Purchaser hereunder, by executing an Assignment, Assumption and Recognition Agreement, and the assignee or designee shall accede to the rights and obligations hereunder of the Purchaser with respect to such Mortgage Loans. All references to the Purchaser in this Agreement shall be deemed to include its assignee or designee.

      Section 12.12. Solicitation of Mortgagor.

      From and after the Closing Date, the Company agrees that it will not take any action or permit or cause any action to be taken by any of its agents or affiliates, or by any independent contractors or independent mortgage brokerage companies on the Company's behalf, to personally, by telephone, mail or electronic mail, solicit the Mortgagor under any Mortgage Loan for the purpose of refinancing such Mortgage Loan; provided that the Company may (i) with respect to each adjustable rate Mortgage Loan, solicit any Mortgagor 60 days prior to the later of the expiration of (a) any applicable prepayment penalty period or (b) the applicable fixed-rate period and (ii) with respect to each fixed-rate Mortgage Loan, solicit any Mortgagor 60 days prior to the later of
(a) the expiration of any applicable prepayment penalty period or (b) 24 months after its origination provided further, that the Company may solicit any Mortgagor for whom the Company has received a request for demand for payoff or a borrower or obligor initiated written communication indicating a desire to prepay the related Mortgage Loan. It is understood and agreed that (i) promotions undertaken by the Company or any of its affiliates which are directed to the general public at large, including, without limitation, mass mailings based on commercially acquired mailing lists, newspaper, radio, pretaped telephone messages and television advertisements shall not constitute solicitation under this Section, nor is the Company prohibited from responding to unsolicited requests or inquiries made by a Mortgagor or an agent of a Mortgagor and (ii) except as provided in the foregoing, all other rights and benefits relating to the solicitation of any Mortgagors to refinance any Mortgage Loans and the attendant rights, title and interest in and to the list of such Mortgagors and data relating to their mortgages (including insurance renewal dates) shall be transferred to the Purchaser on the Closing Date and the Company shall take no action to undermine these rights and benefits.

      Section 12.13. Further Agreements.

      The Purchaser and the Company each agree to execute and deliver to the other such additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

      Section 12.14. Confidential Information.

      The Company shall keep confidential and shall not divulge to any party, without the Purchaser's prior written consent, the price paid by the Purchaser for the Mortgage Loans, except to the extent that it is reasonable and necessary for the Company to do so in working with legal counsel, auditors, taxing authorities or other governmental agencies.

      The Purchaser and the Company agree they (i) shall comply with all applicable laws and regulations regarding the privacy or security of Consumer Personal Information, (ii) shall not collect, create, use, store, access, disclose or otherwise handle Consumer Personal Information in any manner inconsistent with any applicable laws or regulations regarding the privacy or security of Consumer Personal Information, (iii) shall not disclose Consumer Personal Information to any affiliated or non-affiliated third party except to enforce or preserve its rights, as otherwise permitted or required by applicable law (or by regulatory authorities having jurisdiction in the premises) or, in the case of the Company, at the specific written direction of the Purchaser,
(iv) shall maintain appropriate administrative, technical and physical safeguards to protect the security, confidentiality and integrity of Consumer Personal Information and (v) shall promptly notify the other party in writing upon becoming aware of any actual breach and of any suspected breach of this section. Each party shall indemnify and defend the other party against, and shall hold the other party harmless from, any cost, expense, loss, claim or other liability that such other party may suffer as a result of or in connection with its failure to comply with or perform the obligations set forth in this section.

      Section 12.15. Exhibits.

      The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

      Section 12.16. General Interpretive Principles.

      For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

      (a) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

      (b) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP;

      (c) references herein to "Articles", "Sections", "Subsections", "Paragraphs", and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

      (d) a reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

      (e) the words "herein", "hereof", "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

      (f) the term "include" or "including" shall mean without limitation by reason of enumeration.

      Section 12.17. Reproduction of Documents.

      This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by any party at the closing, and (c) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

      Section 12.18. No Recourse

      It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as Owner Trustee of Option One Owner Trust 2001-1A, Option One Owner Trust 2001-1B, Option One Owner Trust 2001-2, Option One Owner Trust 2002-3, Option One Owner Trust 2003-4, Option One Owner Trust 2003-5, Option One Owner Trust 2005-6, Option One Owner Trust 2005-7, Option One Owner Trust 2005-8 and Option One Owner Trust 2005-9 (collectively, the "Selling Trusts"), in the exercise of the powers and authority conferred and vested in it as trustee, (b) each of the representations, undertakings and agreements herein made on the part of the Selling Trusts is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose of binding only the Selling Trusts, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Selling Trusts or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Selling Trusts under this Agreement or any other related documents.

                [Intentionally Blank - Next Page Signature Page]

      IN WITNESS WHEREOF, each Seller, the Company and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                    BANK OF AMERICA, NATIONAL ASSOCIATION
                                    Purchaser

                                    By:___________________________________

                                    Name:_________________________________

                                    Title:________________________________


                                    OPTION ONE MORTGAGE CORPORATION

                                    Seller and Company

                                    By:___________________________________

                                    Name:_________________________________

                                    Title:________________________________


                                    OPTION ONE OWNER TRUST 2001-1A

                                    Seller

                                    By:   Wilmington Trust Company, not in its
                                          individual capacity, but solely as
                                          Owner Trustee

                                          By:________________________________

                                          Name:______________________________

                                          Title:_____________________________

                                    OPTION ONE OWNER TRUST 2001-1B
                                    Seller

                                    By:   Wilmington Trust Company, not in its
                                          individual capacity, but solely as
                                          Owner Trustee

                                    By:___________________________________

                                    Name:_________________________________

                                    Title:________________________________


                                    OPTION ONE OWNER TRUST 2001-2
                                    Seller

                                    By:   Wilmington Trust Company, not in its
                                          individual capacity, but solely as
                                          Owner Trustee

                                    By:___________________________________

                                    Name:_________________________________

                                    Title:________________________________


                                    OPTION ONE OWNER TRUST 2002-3
                                    Seller

                                    By:   Wilmington Trust Company, not in its
                                          individual capacity, but solely as
                                          Owner Trustee

                                    By:___________________________________

                                    Name:_________________________________

                                    Title:________________________________


                                    OPTION ONE OWNER TRUST 2003-4
                                    Seller

                                    By:   Wilmington Trust Company, not in its
                                          individual capacity, but solely as
                                          Owner Trustee

                                    By:___________________________________

                                    Name:_________________________________

                                    Title:________________________________


                                    OPTION ONE OWNER TRUST 2003-5
                                    Seller

                                    By:   Wilmington Trust Company, not in its
                                          individual capacity, but solely as
                                          Owner Trustee

                                    By:___________________________________

                                    Name:_________________________________

                                    Title:________________________________


                                    OPTION ONE OWNER TRUST 2005-6
                                    Seller

                                    By:   Wilmington Trust Company, not in its
                                          individual capacity, but solely as
                                          Owner Trustee

                                    By:___________________________________

                                    Name:_________________________________

                                    Title:________________________________


                                    OPTION ONE OWNER TRUST 2005-7
                                    Seller


                                    By:   Wilmington Trust Company, not in its
                                          individual capacity, but solely as
                                          Owner Trustee

                                    By:___________________________________

                                    Name:_________________________________

                                    Title:________________________________


                                    OPTION ONE OWNER TRUST 2005-8
                                    Seller


                                    By:   Wilmington Trust Company, not in its
                                          individual capacity, but solely as
                                          Owner Trustee

                                    By:___________________________________

                                    Name:_________________________________

                                    Title:________________________________


                                    OPTION ONE OWNER TRUST 2005-9
                                    Seller

                                    By:   Wilmington Trust Company, not in its
                                          individual capacity, but solely as
                                          Owner Trustee

                                    By:___________________________________

                                    Name:_________________________________

                                    Title:________________________________

STATE OF  NORTH CAROLINA      )
                              )     ss:
COUNTY OF MECKLENBURG         )

      On the _____ day of _______________ 20___ before me, a Notary Public in and for said State, personally appeared _______________________________________, known to me to be ___________________________________________________ of Bank of
America, National Association., the corporation that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

      IN WITNESS WHEREOF, I have hereunto set my hand affixed my office seal the day and year in this certificate first above written.


                                          Notary Public ________________________

                                          My Commission expires ________________

STATE OF ______________)
                       )     ss:
COUNTY OF _____________)

      On the _____ day of _______________ 20___ before me, a Notary Public in and for said State, personally appeared _____________________________________, known to me to be the ______________________________ of Option One Mortgage Corporation, the corporation that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

      IN WITNESS WHEREOF, I have hereunto set my hand affixed my office seal the day and year in this certificate first above written.

                                          Notary Public_________________________

                                          My Commission expires_________________

STATE OF ______________)
                       )     ss:
COUNTY OF _____________)

      On the _____ day of _______________ 20___ before me, a Notary Public in and for said State, personally appeared _____________________________________, known to me to be the ______________________________ of Wilmington Trust Company, the corporation that executed the within instrument on behalf of Option One Owner Trust 2001-1A, Option One Owner Trust 2001-1B, Option One Owner Trust 2001-2, Option One Owner Trust 2002-3, Option One Owner Trust 2003-4, Option One Owner Trust 2003-5, Option One Owner Trust 2005-6, Option One Owner Trust 2005-7, Option One Owner Trust 2005-8 and Option One Owner Trust 2005-9 as owner trustee of each, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument on behalf of Option One Owner Trust 2001-1A, Option One Owner Trust 2001-1B, Option One Owner Trust 2001-2, Option One Owner Trust 2002-3, Option One Owner Trust 2003-4, Option One Owner Trust 2003-5, Option One Owner Trust 2005-6, Option One Owner Trust 2005-7, Option One Owner Trust 2005-8 and Option One Owner Trust 2005-9 as owner trustee of each.

      IN WITNESS WHEREOF, I have hereunto set my hand affixed my office seal the day and year in this certificate first above written.

                                          Notary Public_________________________

                                          My Commission expires_________________

                                    EXHIBIT A

                         CONTENTS OF EACH MORTGAGE FILE

            With respect to each Mortgage Loan, the Mortgage File shall include each of the following items, which shall be available for inspection by the Purchaser and any prospective Purchaser, and which shall be retained by the Company in the Servicing File or delivered to the Custodian pursuant to Sections 2.01, 2.02 and 2.03 of the Flow Sale and Servicing Agreement to which this
Exhibit is attached (the "Agreement"):

      1. (a) The original Mortgage Note endorsed "Pay to the order of _____________, without recourse" and signed in the name of the Seller by an authorized officer (provided that, in the event that the Mortgage Loan was acquired by the Company in a merger, the signature must be in the following form: "[Seller], successor by merger to [name of predecessor]"; and in the event that the Mortgage Loan was acquired or originated by the Company while doing business under another name, the signature must be in the following form:
            "[Company], formerly known as [previous name]"). The Mortgage Note must contain all necessary intervening endorsements showing a complete chain of endorsement from the Originator (each such endorsement being sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note); or

            (b) With respect to no more than 1% of the unpaid principal balance of the Mortgage Loans as of the related Cut-off Date, a certified copy of the Mortgage Note (endorsed as provided above) together with a lost note affidavit, providing indemnification to the holder thereof for any losses incurred due to the fact that the original Mortgage Note is missing.

      2. The original of any guarantee executed in connection with the Mortgage Note (if any).

      3. The original Mortgage, with evidence of recording thereon, except as follows: If in connection with any Mortgage Loan, the Company cannot deliver or cause to be delivered the original Mortgage with evidence of recording thereon on or prior to the Closing Date because of a delay caused by the public recording office where such Mortgage has been delivered for recordation or because such Mortgage has been lost or because such public recording office retains the original recorded Mortgage, the Company shall deliver or cause to be delivered to the Custodian, (i) in the case of a delay caused by the public recording office, a certified true and correct of such Mortgage has been dispatched to the appropriate public recording office for recordation; or (ii) in the case of a Mortgage where a public recording office retains the original recorded Mortgage or in the case where a Mortgage is lost after recordation in a public recording office, a copy of such Mortgage certified by such public recording office or by the title insurance company that issued the title policy to be a true and complete copy of the original recorded Mortgage.

      4. The originals or certified true copies of any document sent for recordation of all assumption, modification, consolidation or extension agreements, with evidence of recording thereon.

      5. The original Assignment of Mortgage, in blank, for each Mortgage Loan, in form and substance acceptable for recording (except for the insertion of the name of the assignee and recording information). If the Mortgage Loan was acquired by the Seller in a merger, the Assignment of Mortgage must be made by "[Seller], successor by merger to [name of predecessor]." If the Mortgage Loan was acquired or originated by the Company while doing business under another name, the Assignment of Mortgage must be by "[Company], formerly know as [previous name]." Subject to the foregoing and where permitted under the applicable laws of the jurisdiction wherein the Mortgaged property is located, such Assignments of Mortgage may be made by blanket assignments for Mortgage Loans secured by the Mortgaged Properties located in the same county. If the related Mortgage has been recorded in the name of Mortgage Electronic Registration Systems, Inc. ("MERS") or its designee, no Assignment of Mortgage will be required to be prepared or delivered and instead, the Company shall take all actions as are necessary to cause the Purchaser to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

      6. For any Mortgage Loan not recorded in the name of MERS, originals or certified true copies of documents sent for recordation of all intervening assignments of the Mortgage with evidence of recording thereon, or if any such intervening assignment has not been returned from the applicable recording office or has been lost or if such public recording office retains the original recorded assignments of mortgage, the Company shall deliver or cause to be delivered to the Custodian, (i) in the case of a delay caused by the public recording office, a certified true and complete copy of the original recorded intervening assignment of mortgage which has been dispatched to the appropriate public recording office for recordation; or (ii) in the case of an intervening assignment where a public recording office retains the original recorded intervening assignment or in the case where an intervening assignment is lost after recordation in a public recording office, a copy of such intervening assignment certified by such public recording office to be a true and complete copy of the original recorded intervening assignment.

      7.    [Reserved].

      8. The original mortgagee policy of title insurance or evidence of title.

      9. Any security agreement, chattel mortgage or equivalent executed in connection with the Mortgage.

      10. For each Mortgage Loan which is secured by a residential long-term lease, if any, a copy of the lease with evidence of recording indicated thereon, or, if the lease is in the process of being recorded, a photocopy of the lease, certified by an officer of the respective prior owner of such Mortgage Loan or by the applicable title insurance company, closing/settlement/escrow agent or company or closing attorney to be a true and correct copy of the lease transmitted for recordation.

With respect to each Mortgage Loan, the Mortgage File shall include each of the following items to the extent required in the Underwriting Guidelines and in the possession of the Company or in the possession of the Company's agent(s):

      11. The original hazard insurance policy and, if required by law, flood insurance policy, in accordance with Section 4.12 of the Agreement.

      12.   Residential loan application.

      13.   Mortgage Loan closing statement.

      14.   Verification of employment and, if applicable, income.

      15. If applicable, verification of acceptable evidence of source and amount of down payment.

      16.   Credit report on the Mortgagor.

      17.   Residential appraisal report.

      18.   Photograph of the Mortgaged Property.

      19. Survey of the Mortgaged Property, if required by the title company or applicable law.

      20. Copy of each instrument necessary to complete identification of any exception set forth in the exception schedule in the title policy, i.e. map or plat, restrictions, easements, sewer agreements, home association declarations, etc.

      21.   All required disclosure statements.

      22. If available, termite report, structural engineer's report, water potability and septic certification.

      23.   Sales contract, if applicable.

      24. Evidence of payment of taxes and insurance premiums, insurance claim files, correspondence, current and historical computerized data files, and all other processing, underwriting and closing papers and records which are customarily contained in a mortgage file and which are required to document the Mortgage Loan or to service the Mortgage Loan.

      25.   Amortization schedule, if available.

      26. Payment history for any Mortgage Loan that has been closed for more than 90 days.

      27.   Original power of attorney, if applicable.

      In the event an Officer's Certificate of the Company is delivered to the Custodian because of a delay caused by the public recording office in returning any recorded document, the Company shall deliver to the Custodian, within 365 days of the Closing Date, an Officer's Certificate which shall (i) identify the recorded document, (ii) state that the recorded document has not been delivered to the Custodian due solely to a delay caused by the public recording office,
(iii) state the amount of time generally required by the applicable recording office to record and return a document submitted for recordation, and (iv) specify the date the applicable recorded document will be delivered to the Custodian. The Company shall be required to deliver to the Custodian the applicable recorded document by the date specified in (iv) above. An extension of the date specified in (iv) above may be requested form the Purchaser, which consent shall not be unreasonably withheld.

                                    EXHIBIT B

                               CUSTODIAL AGREEMENT

                             [Intentionally Omitted]

                                    EXHIBIT C

                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

                                                            [DATE OF ASSIGNMENT]

      ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT dated
___________________, among Bank of America, National Association ("Assignor"),
_________________ ("Assignee") and Option One Mortgage Corporation (the "Company"):

      For and in consideration of the sum of one dollar ($1.00) and other valuable consideration the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

      1. With respect to the Mortgage Loans listed on Exhibit A hereto, the Assignor hereby grants, transfers and assigns to Assignee all of the right, title and interest of Assignor, as Purchaser, in, to and under that certain Flow Sale and Servicing Agreement (the "Flow Sale and Servicing Agreement"), dated as of July 28, 2006, by and among Bank of America, National Association (the "Purchaser"), the Company, Option One Owner Trust 2001-1A, Option One Owner Trust 2001-1B, Option One Owner Trust 2001-2, Option One Owner Trust 2002-3, Option One Owner Trust 2003-4, Option One Owner Trust 2003-5, Option One Owner Trust 2005-6, Option One Owner Trust 2005-7, Option One Owner Trust 2005-8 and Option One Owner Trust 2005-9 (each a "Seller" and collectively the "Sellers"), and the Memorandum of Sale dated [INSERT DATE] by and among the Purchaser and the Sellers (together with the Flow Sale and Servicing Agreement, the "Flow Sale Agreement"), each and the Mortgage Loans delivered thereunder by the Company to the Assignor, and that certain Custodial Agreement (the "Custodial Agreement"), dated as of July 28, 2006, by and between the Purchaser and Wells Fargo Bank, N.A. (the "Custodian").

      2. The Assignor warrants and represents to, and covenants with, the Assignee that:

            a. The Assignor is the lawful owner of the Mortgage Loans with the full right to transfer the Mortgage Loans free from any and all claims and encumbrances whatsoever;

            b. The Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to the Company with respect to the Flow Sale Agreement or the Mortgage Loans;

            c. The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Flow Sale Agreement, the Custodial Agreement or the Mortgage Loans, including without limitation the transfer of the servicing obligations under the Flow Sale Agreement. The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under, the Flow Sale Agreement or the Mortgage Loans; and

            d. Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities Act of 1933 (the "Securities Act") or which would render the disposition of the Mortgage Loans a violation of Section 5 of the Securities Act or require registration pursuant thereto.

      3. That Assignee warrants and represent to, and covenants with, the Assignor and the Company pursuant to Section 12.10 of the Flow Sale Agreement that:

            a. The Assignee agrees to be bound, as Purchaser, by all of the terms, covenants and conditions of the Flow Sale Agreement, the Mortgage Loans and the Custodial Agreement, and from and after the date hereof, the Assignee assumes for the benefit of each of the Company and the Assignor all of the Assignor's obligations as purchaser thereunder;

            b. The Assignee understands that the Mortgage Loans have not been registered under the Securities Act or the securities laws of any state;

            c. The purchase price being paid by the Assignee for the Mortgage Loans is in excess of $250,000.00 and will be paid by cash remittance of the full purchase price within 60 days of the sale;

            d. The Assignee is acquiring the Mortgage Loans for investment for its own account only and not for any other person. In this connection, neither the Assignee nor any person authorized to act therefor has offered to sell the Mortgage Loans by means of any general advertising or general solicitation within the meaning of Rule 502(c) Regulation D promulgated under the Securities Act;

            e. The Assignee considers itself a substantial sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Mortgage Loans;

            f. The Assignee has been furnished with all information regarding the Mortgage Loans that it has requested from the Assignor or the Company;

            g. Neither the Assignee nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accepted a transfer, pledge or other disposition of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner which would constitute a distribution of the Mortgage Loans under the Securities Act or which would render the disposition of the Mortgage Loans a violation of Section 5 of the Securities Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Mortgage Loans; and

            h. Either (1) the Assignee is not an employee benefit plan ("Plan") within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan ("Plan") within the meaning of section 4975(e)(1) of the Internal Revenue Code of 1986 ("Code"), and the Assignee is not directly or indirectly purchasing the Mortgage Loans on behalf of, investment manager of, as named fiduciary of, as trustee of, or with assets of, a Plan; or (2) the Assignee's purchase of the Mortgage Loans will not result in a prohibited transaction under section 406 of ERISA or section 4975 of the Code.

            i. The Assignee's address for purposes of all notices and correspondence related to the Mortgage Loans and the Flow Sale Agreement is:

            [NAME AND ADDRESS OF ASSIGNEE]
            Attention:________________________
            Telephone:________________________
            Fax:______________________________

      The Assignee's wire transfer instructions for purposes of all remittances and payments related to the Mortgage Loans and the Flow Sale Agreement is:

            For the account of [NAME OF ASSIGNEE]
            A/C#:
            ABA#:
            Attn:
            Taxpayer ID#:

      4.    Accuracy of the Agreements.

      The Company and the Assignor represent and warrant to the Assignee that
(i) attached hereto as Exhibit B are true, accurate and complete copies of the Flow Sale Agreement, the Custodial Agreement and all amendments and modifications, if any, thereto, (ii) neither the Flow Sale Agreement nor the Custodial Agreement has been amended or modified in any respect, except as set forth in this Agreement, and (iii) no notice of termination has been given to the Company under the Flow Sale Agreement. The Company represents and warrants that through the date hereof the Company has serviced the Mortgage Loans in accordance with the terms of the Flow Sale Agreement.

      5.    Recognition of Assignee.

      From and after the date hereof, the Company shall note the transfer of the Mortgage Loans to the Assignee in its books and records, the Company shall recognize the Assignee as the owner of the Mortgage Loans and the Company shall service the Mortgage Loans for the benefit of the Assignee pursuant to the Flow Sale Agreement, the terms of which are incorporated herein by reference. In connection therewith the Company shall provide the Assignee on a timely basis with all information and reports which shall be required to permit the Assignee or its designee to comply with the informational and reporting requirements of Regulation AB under the Securities Act. It is the intention of the Assignor, the Company and the Assignee that the Flow Sale Agreement and the Custodial Agreement shall be binding upon and inure to the benefit of the Company and the Assignee and their respective successors and assigns.

                               [Signatures Follow]

      IN WITNESS WHEREOF, the parties have caused this Assignment, Assumption and Recognition Agreement be executed by their duly authorized officers as of the date first above written.

BANK OF AMERICA, NATIONAL ASSOCIATION        [NAME OF ASSIGNEE]

Assignor                                          Assignee

By:_____________________________             By:_____________________________

Name:___________________________             Name:___________________________

Its:____________________________             Its:____________________________



OPTION ONE MORTGAGE CORPORATION

Company

By:_____________________________

Name:___________________________

Its:____________________________

                                    EXHIBIT D

                             UNDERWRITING GUIDELINES

                             [Intentionally Omitted]

                                    EXHIBIT E

                           FORM OF OPINION OF COUNSEL




                                 July ___, 2005

Bank of America, National Association
Bank of America Corporate Center
NC1-007-11-07
100 North Tryon Street
Charlotte, North Carolina 28255
Attn: Managing Director

Re:   Option One Mortgage Corporation

Ladies and Gentlemen:

      I am special counsel for Option One Mortgage Corporation, a California corporation (the "Company"), with respect to certain matters in connection with the sale of Mortgage Loans pursuant to that certain Flow Sale and Servicing Agreement by and among the Company, Bank of America, National Association, Option One Mortgage Corporation, Option One Owner Trust 2001-1A, Option One Owner Trust 2001-1B, Option One Owner Trust 2001-2, Option One Owner Trust 2002-3, Option One Owner Trust 2003-4, Option One Owner Trust 2003-5, Option One Owner Trust 2005-6, Option One Owner Trust 2005-7, Option One Owner Trust 2005-8 and Option One Owner Trust 2005-9, dated as of July 28, 2006, (the "Agreement"). Capitalized terms not otherwise defined herein have the meanings given them in the Agreement.

      In rendering the opinions set forth below, I have examined and relied upon originals or copies, certified or otherwise identified to my satisfaction, of the certificate of incorporation and by-laws of the Company, the Agreement and such corporate records, agreements or other instruments of the Company, and such certificates, records and other documents, agreements and instruments, as I have deemed necessary and proper as the basis for my opinions. In connection with such examination, I have assumed the genuineness of all signatures, the authenticity of all documents, agreements and instruments submitted to me as originals, the conformity to original documents, agreements and instruments of all documents, agreements and instruments submitted to me as copies or specimens, the authenticity of the originals of such documents, agreements and instruments submitted to us as copies or specimens, the conformity to executed original documents of all documents submitted to me in draft and the accuracy of the matters set forth in the documents we reviewed. I have also assumed that all documents, agreements and instruments have been duly authorized, executed and delivered by all parties thereto. As to any facts material to such opinions that I did not independently establish or verify, I have relied upon statements and representations of officers and other representatives of the Company as I have deemed necessary and proper as the basis for my opinions, including, among other things, the representations and warranties in the Agreement.

      Based upon the foregoing, I am of the opinion that:

1. The Company is a corporation duly organized, validly existing and in good standing under the laws of the state of California.

2. The Company has the power to engage in the transactions contemplated by the Agreement and all requisite power, authority and legal right to execute and deliver the Agreement, and to perform and observe the terms and conditions of the Agreement.

3. Each person who, as an officer of the Company, signed (a) the Agreement, and
(b) any other document delivered prior hereto or on the date hereof in connection with the sale, servicing and securitization of the Mortgage Loans was, at the respective times of such signing and delivery, and is, as of the date hereof, duly elected or appointed, qualified and acting as such officer, and the signatures of such persons appearing on such documents are there genuine signatures.

4. The Agreement has been duly authorized, executed and delivered by the Company and is a legal, valid and binding agreement, enforceable in accordance with its terms, subject to bankruptcy laws and other similar laws of general application affecting rights of creditors and subject to the application of the rules of equity, including those respecting the availability of specific performance.

5. The Company has been duly authorized to allow its officers to execute any and all documents by original signature in order to complete the transactions contemplated by the Agreement, and by original or facsimile signature in order to execute the endorsements to the Mortgage Notes and the assignments of the Mortgages, and the original or facsimile signature of the officer at the Company executing the endorsements to the Mortgage Notes and the assignments of the Mortgages represents the legal and valid signature of said officer of the Company.

6. Either (i) no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Company of or compliance by the Company with the Agreement, or the consummation of the transactions contemplated by the Agreement; or (ii) any required consent, approval, authorization or order has been obtained by the Company.

7. Neither the consummation of the transactions contemplated by, nor the fulfillment of the terms of the Agreement, will conflict with or result in a breach of or constitute a default under the charter or by-laws of the Company, the terms of any indenture or other agreement or instrument to which the Company is a party or by which it is bound or to which it is subject, or violate any statute or order, rule, regulations, writ, injunction or decree of any court, governmental authority or regulatory body to which the Company is subject or by which it is bound.

8. There is no action, suit, proceeding or investigation pending or, to the best of my knowledge, threatened against the Company which, in my opinion, either in any one instance or in the aggregate, would likely result in any material adverse change in the business, operations, financial condition, properties or assets of the Company or in any material impairment of the right or ability of the Company to carry on its business substantially as now conducted or in any material liability on the part of the Company or which would draw into question the validity of the Agreement, or of any action taken or to be taken in connection with the transactions contemplated thereby, or which would be likely to impair materially the ability of the Company to perform under the terms of the Agreement.

9. The sale of each Mortgage Note and Mortgage as and in the manner contemplated by the Agreement is sufficient fully to transfer all right, title and interest of the Company thereto as noteholder and mortgagee, apart from the rights to service the Mortgage Loans pursuant to the Agreement.

10. The form of endorsement that is to be used with respect to the Mortgage Loans is legally valid and sufficient to duly endorse the Mortgage Notes to the Purchaser.

11. [Include Seller Opinions].

      The Opinions expressed herein are limited to matters of federal and California law and do not purport to cover any matters as to which laws of any other jurisdiction are applicable. Except as expressly provided herein, this opinion is being furnished to the addressees hereof solely for their benefit in connection with the transactions contemplated in the Agreement, and it is not to be used, circulated, quoted or otherwise referred to for any purpose without my express written consent.

                              Sincerely,


                              By:____________________________
                                    [Name of Counsel]

                              Its:  [Special Counsel]

                                    EXHIBIT F

                           FORM OF MEMORANDUM OF SALE

            CLOSING DATE: _______________

      This Memorandum of Sale (this "Memorandum"), dated as of the Closing Date referred to above, confirms the sale by [Name of Selling Entities] (each a "Seller" and together the "Sellers") to Bank of America, National Association (the "Purchaser"), and the purchase by the Purchaser from the Sellers, of the first or second lien adjustable and fixed rate residential mortgage loans described on the Mortgage Loan Schedule attached as Schedule I hereto (the "Mortgage Loans"), on a servicing retained basis, pursuant to the terms of the Flow Sale and Servicing Agreement (the "Flow Sale and Servicing Agreement"), dated as of July 28, 2006, by and among the Purchaser, the Sellers and Option One Mortgage Corporation, as servicer (the "Company").

      For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Sellers do hereby bargain, sell, convey, assign and transfer to Purchaser without recourse, except as provided in the Flow Sale and Servicing Agreement, and on a servicing retained basis, all right, title and interest of the Sellers in and to each of the Mortgage Loans, together with all documents maintained as part of the related Mortgage Files, all Mortgaged Properties which secure any Mortgage Loan but are acquired by foreclosure, deed in lieu of foreclosure after the Cut-off Date or otherwise, all payments of principal and interest received on the Mortgage Loans from and after the dates as specified in the Flow Sale and Servicing Agreement and all proceeds of the foregoing, subject, however, to the rights of the Sellers under the Flow Sale and Servicing Agreement.

      The Sellers and the Purchaser acknowledge and agree that the Purchase Price percentage with respect to the Mortgage Loans is ___% and the Purchase Price with respect to the Mortgage Loans, including accrued interest as described in the Flow Sale and Servicing Agreement, is $________, such Purchase Price to be paid by the Purchaser to the Company on behalf of the Sellers pursuant to the Flow Sale and Servicing Agreement.

      The Sellers have delivered to the Custodian prior to the date hereof the Mortgage Loan Documents with respect to each Mortgage Loan required to be delivered under the Flow Sale and Servicing Agreement.

      The Company hereby acknowledges its duties and obligations under the Flow Sale and Servicing Agreement with respect to the Mortgage Loans. In addition,
Section 12.18 of the Flow Sale and Servicing Agreement is incorporated herein as if set forth herein in its entirety.

      Capitalized terms that are used herein but are not defined herein shall have the respective meanings set forth in the Flow Sale and Servicing Agreement.

      IN WITNESS WHEREOF, the parties hereto, by the hands of their duly authorized officers, execute this Memorandum as of the Closing Date referred to above.

                                    BANK OF AMERICA, NATIONAL ASSOCIATION
                                    Purchaser

                                    By:_________________________________

                                    Name:_______________________________

                                    Title:______________________________


                                    OPTION ONE MORTGAGE CORPORATION
                                    Seller and Company

                                    By:_________________________________

                                    Name:_______________________________

                                    Title:______________________________


                                    OPTION ONE OWNER TRUST 2001-1A
                                    Seller

                                    By:   Wilmington Trust Company, not in its
                                          individual capacity, but solely as
                                          Owner Trustee

                                          By:______________________________

                                          Name:____________________________

                                          Title:___________________________

                                    OPTION ONE OWNER TRUST 2001-1B
                                    Seller

                                    By:   Wilmington Trust Company, not in its
                                          individual capacity, but solely as
                                          Owner Trustee

                                    By:_________________________________

                                    Name:_______________________________

                                    Title:______________________________


                                    OPTION ONE OWNER TRUST 2001-2
                                    Seller

                                    By:   Wilmington Trust Company, not in its
                                          individual capacity, but solely as
                                          Owner Trustee

                                    By:_________________________________

                                    Name:_______________________________

                                    Title:______________________________


                                    OPTION ONE OWNER TRUST 2002-3
                                    Seller

                                    By:   Wilmington Trust Company, not in its
                                          individual capacity, but solely as
                                          Owner Trustee

                                    By:_________________________________

                                    Name:_______________________________

                                    Title:______________________________


                                    OPTION ONE OWNER TRUST 2003-4
                                    Seller

                                    By:   Wilmington Trust Company, not in its
                                          individual capacity, but solely as
                                          Owner Trustee

                                    By:_________________________________

                                    Name:_______________________________

                                    Title:______________________________


                                    OPTION ONE OWNER TRUST 2003-5
                                    Seller

                                    By:   Wilmington Trust Company, not in its
                                          individual capacity, but solely as
                                          Owner Trustee

                                    By:_________________________________

                                    Name:_______________________________

                                    Title:______________________________


                                    OPTION ONE OWNER TRUST 2005-6
                                    Seller

                                    By:   Wilmington Trust Company, not in its
                                          individual capacity, but solely as
                                          Owner Trustee

                                    By:_________________________________

                                    Name:_______________________________

                                    Title:______________________________

                                    OPTION ONE OWNER TRUST 2005-7
                                    Seller

                                    By:   Wilmington Trust Company, not in its
                                          individual capacity, but solely as
                                          Owner Trustee

                                    By:_________________________________

                                    Name:_______________________________

                                    Title:______________________________


                                    OPTION ONE OWNER TRUST 2005-8
                                    Seller

                                    By:   Wilmington Trust Company, not in its
                                          individual capacity, but solely as
                                          Owner Trustee

                                    By:_________________________________

                                    Name:_______________________________

                                    Title:______________________________


                                    OPTION ONE OWNER TRUST 2005-9
                                    Seller

                                    By:   Wilmington Trust Company, not in its
                                          individual capacity, but solely as
                                          Owner Trustee

                                    By:_________________________________

                                    Name:_______________________________

                                    Title:______________________________

                                    EXHIBIT G

                           SERVICING TERMINATION FEES

Servicing Value Summary

Months since
Mortgage Loan                      6Mo     Fixed   Fixed 15/15      Fixed
Origination        2/28     3/27   ARM     30/30   & Fixed 10/10    Balloon

0                 1.00%    1.00%   1.00%    1.00%       1.00%        1.00%
1                 0.97%    0.98%   0.96%    0.98%       0.98%        0.98%
2                 0.95%    0.96%   0.91%    0.96%       0.96%        0.96%
3                 0.92%    0.94%   0.88%    0.95%       0.94%        0.95%
4                 0.90%    0.92%   0.84%    0.93%       0.93%        0.93%
5                 0.88%    0.90%   0.81%    0.92%       0.91%        0.92%
6                 0.86%    0.89%   0.78%    0.90%       0.90%        0.90%
7                 0.84%    0.87%   0.76%    0.89%       0.89%        0.89%
8                 0.83%    0.86%   0.74%    0.88%       0.88%        0.88%
9                 0.81%    0.84%   0.72%    0.87%       0.86%        0.87%
10                0.80%    0.83%   0.71%    0.86%       0.86%        0.86%
11                0.79%    0.82%   0.71%    0.85%       0.85%        0.85%
12                0.78%    0.81%   0.71%    0.85%       0.84%        0.85%
13                0.77%    0.80%   0.71%    0.84%       0.84%        0.84%
14                0.76%    0.79%   0.71%    0.84%       0.83%        0.84%
15                0.74%    0.79%   0.71%    0.84%       0.83%        0.84%
16                0.73%    0.78%   0.71%    0.84%       0.83%        0.84%
17                0.72%    0.78%   0.71%    0.84%       0.83%        0.84%
18                0.71%    0.77%   0.71%    0.84%       0.83%        0.84%
19                0.69%    0.77%   0.71%    0.84%       0.83%        0.84%
20                0.68%    0.76%   0.71%    0.84%       0.82%        0.84%
21                0.66%    0.76%   0.72%    0.84%       0.82%        0.84%
22                0.65%    0.75%   0.72%    0.84%       0.82%        0.84%
23                0.63%    0.74%   0.72%    0.84%       0.82%        0.84%
24                0.62%    0.74%   0.72%    0.84%       0.82%        0.83%
25                0.64%    0.73%   0.72%    0.84%       0.82%        0.83%
26                0.67%    0.72%   0.72%    0.84%       0.82%        0.83%
27                0.70%    0.72%   0.73%    0.84%       0.82%        0.83%
28                0.72%    0.71%   0.73%    0.84%       0.82%        0.83%
29                0.74%    0.70%   0.73%    0.83%       0.82%        0.83%
30                0.77%    0.69%   0.74%    0.83%       0.82%        0.83%
31                0.78%    0.68%   0.74%    0.83%       0.81%        0.83%
32                0.79%    0.67%   0.74%    0.83%       0.81%        0.83%
33                0.80%    0.66%   0.75%    0.83%       0.81%        0.83%
34                0.81%    0.65%   0.75%    0.83%       0.81%        0.83%
35                0.83%    0.64%   0.75%    0.83%       0.81%        0.83%
36                0.84%    0.63%   0.76%    0.83%       0.81%        0.83%
37                0.84%    0.64%   0.77%    0.83%       0.81%        0.83%
38                0.85%    0.64%   0.77%    0.83%       0.81%        0.83%
39                0.85%    0.65%   0.78%    0.83%       0.81%        0.83%
40                0.85%    0.66%   0.79%    0.83%       0.80%        0.83%
41                0.86%    0.67%   0.79%    0.83%       0.80%        0.83%
42                0.86%    0.67%   0.80%    0.83%       0.80%        0.83%
43                0.87%    0.68%   0.81%    0.83%       0.80%        0.83%
44                0.87%    0.69%   0.82%    0.83%       0.80%        0.83%
45                0.88%    0.70%   0.83%    0.83%       0.80%        0.83%
46                0.88%    0.72%   0.85%    0.83%       0.80%        0.83%
47                0.89%    0.73%   0.86%    0.83%       0.80%        0.83%
48                0.89%    0.74%   0.88%    0.83%       0.80%        0.83%
49                0.89%    0.74%   0.88%    0.83%       0.79%        0.83%
50                0.89%    0.75%   0.87%    0.83%       0.79%        0.83%
51                0.89%    0.75%   0.87%    0.83%       0.79%        0.83%
52                0.89%    0.75%   0.87%    0.83%       0.79%        0.83%
53                0.89%    0.76%   0.87%    0.83%       0.79%        0.83%
54                0.89%    0.76%   0.87%    0.83%       0.79%        0.83%
55                0.89%    0.76%   0.87%    0.83%       0.79%        0.83%
56                0.89%    0.77%   0.87%    0.83%       0.78%        0.83%
57                0.89%    0.77%   0.87%    0.83%       0.78%        0.83%
58                0.89%    0.77%   0.87%    0.83%       0.78%        0.83%
59                0.89%    0.78%   0.87%    0.83%       0.78%        0.83%
60                0.89%    0.78%   0.87%    0.83%       0.78%        0.83%
61                0.89%    0.78%   0.87%    0.83%       0.78%        0.83%
62                0.89%    0.78%   0.87%    0.83%       0.77%        0.83%
63                0.89%    0.78%   0.87%    0.83%       0.77%        0.83%
64                0.89%    0.78%   0.87%    0.83%       0.77%        0.83%
65                0.89%    0.78%   0.87%    0.83%       0.77%        0.82%
66                0.89%    0.78%   0.87%    0.83%       0.77%        0.82%
67                0.89%    0.78%   0.87%    0.83%       0.77%        0.82%
68                0.89%    0.78%   0.87%    0.83%       0.76%        0.82%
69                0.89%    0.78%   0.87%    0.83%       0.76%        0.82%
70                0.89%    0.78%   0.87%    0.83%       0.76%        0.82%
71                0.89%    0.78%   0.87%    0.83%       0.76%        0.82%
72                0.89%    0.78%   0.87%    0.83%       0.76%        0.82%
73                0.89%    0.78%   0.87%    0.83%       0.76%        0.82%
74                0.89%    0.78%   0.87%    0.83%       0.75%        0.82%
75                0.89%    0.78%   0.87%    0.83%       0.75%        0.82%
76                0.89%    0.78%   0.87%    0.83%       0.75%        0.82%
77                0.89%    0.78%   0.87%    0.83%       0.75%        0.82%
78                0.89%    0.78%   0.87%    0.83%       0.75%        0.82%
79                0.89%    0.78%   0.87%    0.83%       0.74%        0.82%
80                0.89%    0.78%   0.87%    0.83%       0.74%        0.82%
81                0.89%    0.78%   0.87%    0.83%       0.74%        0.82%
82                0.89%    0.78%   0.87%    0.83%       0.74%        0.82%
83                0.89%    0.78%   0.87%    0.83%       0.73%        0.82%
84                0.89%    0.78%   0.87%    0.83%       0.73%        0.81%
85                0.89%    0.78%   0.87%    0.83%       0.73%        0.81%
86                0.89%    0.78%   0.87%    0.83%       0.73%        0.81%
87                0.89%    0.78%   0.87%    0.83%       0.72%        0.81%
88                0.89%    0.78%   0.87%    0.83%       0.72%        0.81%
89                0.89%    0.78%   0.87%    0.83%       0.72%        0.81%
90                0.89%    0.78%   0.87%    0.82%       0.72%        0.81%
91                0.89%    0.78%   0.87%    0.82%       0.71%        0.81%
92                0.89%    0.78%   0.87%    0.82%       0.71%        0.81%
93                0.89%    0.78%   0.87%    0.82%       0.71%        0.81%
94                0.88%    0.78%   0.87%    0.82%       0.71%        0.81%
95                0.88%    0.78%   0.87%    0.82%       0.70%        0.80%
96                0.88%    0.78%   0.87%    0.82%       0.70%        0.80%
97                0.88%    0.78%   0.87%    0.82%       0.70%        0.80%
98                0.88%    0.78%   0.87%    0.82%       0.69%        0.80%
99                0.88%    0.78%   0.87%    0.82%       0.69%        0.80%
100               0.88%    0.78%   0.87%    0.82%       0.69%        0.80%
101               0.88%    0.78%   0.87%    0.82%       0.68%        0.80%
102               0.88%    0.78%   0.87%    0.82%       0.68%        0.80%
103               0.88%    0.78%   0.87%    0.82%       0.68%        0.79%
104               0.88%    0.78%   0.87%    0.82%       0.67%        0.79%
105               0.88%    0.78%   0.87%    0.82%       0.67%        0.79%
106               0.88%    0.78%   0.87%    0.82%       0.67%        0.79%
107               0.88%    0.78%   0.87%    0.82%       0.66%        0.79%
108               0.88%    0.78%   0.87%    0.82%       0.66%        0.79%
109               0.88%    0.78%   0.87%    0.82%       0.66%        0.79%
110               0.88%    0.78%   0.87%    0.82%       0.65%        0.78%
111               0.88%    0.78%   0.87%    0.82%       0.65%        0.78%
112               0.88%    0.78%   0.87%    0.82%       0.65%        0.78%
113               0.88%    0.78%   0.87%    0.82%       0.64%        0.78%
114               0.88%    0.78%   0.87%    0.82%       0.64%        0.78%
115               0.88%    0.78%   0.87%    0.82%       0.63%        0.77%
116               0.88%    0.78%   0.87%    0.82%       0.63%        0.77%
117               0.88%    0.78%   0.87%    0.82%       0.62%        0.77%
118               0.88%    0.78%   0.87%    0.82%       0.62%        0.77%
119               0.88%    0.78%   0.87%    0.82%       0.62%        0.76%
120               0.88%    0.77%   0.87%    0.82%       0.61%        0.76%
121               0.88%    0.77%   0.87%    0.82%       0.61%        0.76%
122               0.88%    0.77%   0.87%    0.82%       0.60%        0.75%
123               0.88%    0.77%   0.87%    0.82%       0.60%        0.75%
124               0.88%    0.77%   0.87%    0.82%       0.59%        0.75%
125               0.88%    0.77%   0.87%    0.82%       0.59%        0.75%
126               0.88%    0.77%   0.87%    0.82%       0.58%        0.74%
127               0.88%    0.77%   0.87%    0.82%       0.58%        0.74%
128               0.88%    0.77%   0.87%    0.81%       0.57%        0.73%
129               0.88%    0.77%   0.87%    0.81%       0.56%        0.73%
130               0.88%    0.77%   0.87%    0.81%       0.56%        0.73%
131               0.88%    0.77%   0.87%    0.81%       0.55%        0.72%
132               0.88%    0.77%   0.87%    0.81%       0.55%        0.72%
133               0.88%    0.77%   0.87%    0.81%       0.54%        0.71%
134               0.88%    0.77%   0.87%    0.81%       0.53%        0.71%
135               0.88%    0.77%   0.87%    0.81%       0.53%        0.70%
136               0.88%    0.77%   0.87%    0.81%       0.52%        0.70%
137               0.87%    0.77%   0.87%    0.81%       0.51%        0.69%
138               0.87%    0.77%   0.86%    0.81%       0.51%        0.69%
139               0.87%    0.77%   0.86%    0.81%       0.50%        0.68%
140               0.87%    0.77%   0.86%    0.81%       0.49%        0.67%
141               0.87%    0.77%   0.86%    0.81%       0.49%        0.67%
142               0.87%    0.77%   0.86%    0.81%       0.48%        0.66%
143               0.87%    0.77%   0.86%    0.81%       0.47%        0.65%
144               0.87%    0.77%   0.86%    0.81%       0.46%        0.65%
145               0.87%    0.77%   0.86%    0.81%       0.46%        0.64%
146               0.87%    0.77%   0.86%    0.81%       0.45%        0.63%
147               0.87%    0.77%   0.86%    0.81%       0.44%        0.62%
148               0.87%    0.77%   0.86%    0.81%       0.43%        0.61%
149               0.87%    0.77%   0.86%    0.81%       0.42%        0.61%
150               0.87%    0.77%   0.86%    0.81%       0.41%        0.60%
151               0.87%    0.77%   0.86%    0.81%       0.40%        0.59%
152               0.87%    0.77%   0.86%    0.81%       0.39%        0.58%
153               0.87%    0.77%   0.86%    0.81%       0.39%        0.57%
154               0.87%    0.77%   0.86%    0.80%       0.38%        0.55%
155               0.87%    0.77%   0.86%    0.80%       0.37%        0.54%
156               0.87%    0.77%   0.86%    0.80%       0.36%        0.53%
157               0.87%    0.76%   0.86%    0.80%       0.34%        0.52%
158               0.87%    0.76%   0.86%    0.80%       0.33%        0.50%
159               0.87%    0.76%   0.86%    0.80%       0.32%        0.49%
160               0.87%    0.76%   0.86%    0.80%       0.31%        0.48%
161               0.87%    0.76%   0.86%    0.80%       0.30%        0.46%
162               0.87%    0.76%   0.86%    0.80%       0.29%        0.44%
163               0.87%    0.76%   0.86%    0.80%       0.28%        0.43%
164               0.87%    0.76%   0.86%    0.80%       0.26%        0.41%
165               0.86%    0.76%   0.86%    0.80%       0.25%        0.39%
166               0.86%    0.76%   0.86%    0.80%       0.24%        0.37%
167               0.86%    0.76%   0.86%    0.80%       0.23%        0.35%
168               0.86%    0.76%   0.86%    0.80%       0.21%        0.33%
169               0.86%    0.76%   0.86%    0.80%       0.20%        0.31%
170               0.86%    0.76%   0.86%    0.80%       0.18%        0.29%
171               0.86%    0.76%   0.86%    0.80%       0.17%        0.27%
172               0.86%    0.76%   0.86%    0.80%       0.15%        0.24%
173               0.86%    0.76%   0.86%    0.80%       0.14%        0.22%
174               0.86%    0.76%   0.86%    0.79%       0.12%        0.19%
175               0.86%    0.76%   0.86%    0.79%       0.11%        0.16%
176               0.86%    0.76%   0.86%    0.79%       0.09%        0.13%
177               0.86%    0.76%   0.86%    0.79%       0.07%        0.10%
178               0.86%    0.76%   0.85%    0.79%       0.06%        0.07%
179               0.86%    0.76%   0.85%    0.79%       0.04%        0.04%
180               0.86%    0.76%   0.85%    0.79%
181               0.86%    0.76%   0.85%    0.79%
182               0.86%    0.75%   0.85%    0.79%
183               0.86%    0.75%   0.85%    0.79%
184               0.86%    0.75%   0.85%    0.79%
185               0.85%    0.75%   0.85%    0.79%
186               0.85%    0.75%   0.85%    0.79%
187               0.85%    0.75%   0.85%    0.79%
188               0.85%    0.75%   0.85%    0.79%
189               0.85%    0.75%   0.85%    0.78%
190               0.85%    0.75%   0.85%    0.78%
191               0.85%    0.75%   0.85%    0.78%
192               0.85%    0.75%   0.85%    0.78%
193               0.85%    0.75%   0.85%    0.78%
194               0.85%    0.75%   0.85%    0.78%
195               0.85%    0.75%   0.85%    0.78%
196               0.85%    0.75%   0.85%    0.78%
197               0.85%    0.75%   0.85%    0.78%
198               0.85%    0.75%   0.85%    0.78%
199               0.85%    0.75%   0.85%    0.78%
200               0.84%    0.74%   0.85%    0.78%
201               0.84%    0.74%   0.85%    0.78%
202               0.84%    0.74%   0.85%    0.78%
203               0.84%    0.74%   0.85%    0.77%
204               0.84%    0.74%   0.84%    0.77%
205               0.84%    0.74%   0.84%    0.77%
206               0.84%    0.74%   0.84%    0.77%
207               0.84%    0.74%   0.84%    0.77%
208               0.84%    0.74%   0.84%    0.77%
209               0.84%    0.74%   0.84%    0.77%
210               0.84%    0.74%   0.84%    0.77%
211               0.84%    0.74%   0.84%    0.77%
212               0.84%    0.74%   0.84%    0.77%
213               0.83%    0.74%   0.84%    0.77%
214               0.83%    0.73%   0.84%    0.76%
215               0.83%    0.73%   0.84%    0.76%
216               0.83%    0.73%   0.84%    0.76%
217               0.83%    0.73%   0.84%    0.76%
218               0.83%    0.73%   0.84%    0.76%
219               0.83%    0.73%   0.84%    0.76%
220               0.83%    0.73%   0.84%    0.76%
221               0.83%    0.73%   0.84%    0.76%
222               0.83%    0.73%   0.84%    0.76%
223               0.83%    0.73%   0.83%    0.75%
224               0.82%    0.73%   0.83%    0.75%
225               0.82%    0.73%   0.83%    0.75%
226               0.82%    0.72%   0.83%    0.75%
227               0.82%    0.72%   0.83%    0.75%
228               0.82%    0.72%   0.83%    0.75%
229               0.82%    0.72%   0.83%    0.75%
230               0.82%    0.72%   0.83%    0.75%
231               0.82%    0.72%   0.83%    0.74%
232               0.82%    0.72%   0.83%    0.74%
233               0.81%    0.72%   0.83%    0.74%
234               0.81%    0.72%   0.83%    0.74%
235               0.81%    0.72%   0.83%    0.74%
236               0.81%    0.71%   0.83%    0.74%
237               0.81%    0.71%   0.82%    0.74%
238               0.81%    0.71%   0.82%    0.74%
239               0.81%    0.71%   0.82%    0.73%
240               0.81%    0.71%   0.82%    0.73%
241               0.80%    0.71%   0.82%    0.73%
242               0.80%    0.71%   0.82%    0.73%
243               0.80%    0.71%   0.82%    0.73%
244               0.80%    0.70%   0.82%    0.73%
245               0.80%    0.70%   0.82%    0.72%
246               0.80%    0.70%   0.82%    0.72%
247               0.79%    0.70%   0.82%    0.72%
248               0.79%    0.70%   0.81%    0.72%
249               0.79%    0.70%   0.81%    0.72%
250               0.79%    0.70%   0.81%    0.72%
251               0.79%    0.69%   0.81%    0.71%
252               0.79%    0.69%   0.81%    0.71%
253               0.79%    0.69%   0.81%    0.71%
254               0.78%    0.69%   0.81%    0.71%
255               0.78%    0.69%   0.81%    0.71%
256               0.78%    0.69%   0.81%    0.71%
257               0.78%    0.69%   0.80%    0.70%
258               0.78%    0.68%   0.80%    0.70%
259               0.77%    0.68%   0.80%    0.70%
260               0.77%    0.68%   0.80%    0.70%
261               0.77%    0.68%   0.80%    0.70%
262               0.77%    0.68%   0.80%    0.69%
263               0.77%    0.68%   0.80%    0.69%
264               0.76%    0.67%   0.80%    0.69%
265               0.76%    0.67%   0.79%    0.69%
266               0.76%    0.67%   0.79%    0.68%
267               0.76%    0.67%   0.79%    0.68%
268               0.76%    0.67%   0.79%    0.68%
269               0.75%    0.66%   0.79%    0.68%
270               0.75%    0.66%   0.79%    0.67%
271               0.75%    0.66%   0.78%    0.67%
272               0.75%    0.66%   0.78%    0.67%
273               0.74%    0.65%   0.78%    0.67%
274               0.74%    0.65%   0.78%    0.66%
275               0.74%    0.65%   0.78%    0.66%
276               0.74%    0.65%   0.78%    0.66%
277               0.73%    0.65%   0.77%    0.66%
278               0.73%    0.64%   0.77%    0.65%
279               0.73%    0.64%   0.77%    0.65%
280               0.72%    0.64%   0.77%    0.65%
281               0.72%    0.64%   0.77%    0.64%
282               0.72%    0.63%   0.76%    0.64%
283               0.72%    0.63%   0.76%    0.64%
284               0.71%    0.63%   0.76%    0.64%
285               0.71%    0.62%   0.76%    0.63%
286               0.71%    0.62%   0.76%    0.63%
287               0.70%    0.62%   0.75%    0.63%
288               0.70%    0.62%   0.75%    0.62%
289               0.70%    0.61%   0.75%    0.62%
290               0.69%    0.61%   0.75%    0.62%
291               0.69%    0.61%   0.74%    0.61%
292               0.68%    0.60%   0.74%    0.61%
293               0.68%    0.60%   0.74%    0.60%
294               0.68%    0.60%   0.73%    0.60%
295               0.67%    0.59%   0.73%    0.60%
296               0.67%    0.59%   0.73%    0.59%
297               0.66%    0.59%   0.73%    0.59%
298               0.66%    0.58%   0.72%    0.58%
299               0.66%    0.58%   0.72%    0.58%
300               0.65%    0.57%   0.72%    0.58%
301               0.65%    0.57%   0.71%    0.57%
302               0.64%    0.57%   0.71%    0.57%
303               0.64%    0.56%   0.70%    0.56%
304               0.63%    0.56%   0.70%    0.56%
305               0.63%    0.55%   0.70%    0.55%
306               0.62%    0.55%   0.69%    0.55%
307               0.62%    0.54%   0.69%    0.54%
308               0.61%    0.54%   0.68%    0.54%
309               0.61%    0.53%   0.68%    0.53%
310               0.60%    0.53%   0.68%    0.53%
311               0.59%    0.52%   0.67%    0.52%
312               0.59%    0.52%   0.67%    0.51%
313               0.58%    0.51%   0.66%    0.51%
314               0.58%    0.51%   0.66%    0.50%
315               0.57%    0.50%   0.65%    0.50%
316               0.56%    0.50%   0.64%    0.49%
317               0.56%    0.49%   0.64%    0.48%
318               0.55%    0.48%   0.63%    0.48%
319               0.54%    0.48%   0.63%    0.47%
320               0.54%    0.47%   0.62%    0.47%
321               0.53%    0.47%   0.61%    0.46%
322               0.52%    0.46%   0.61%    0.45%
323               0.51%    0.45%   0.60%    0.44%
324               0.51%    0.45%   0.59%    0.44%
325               0.50%    0.44%   0.59%    0.43%
326               0.49%    0.43%   0.58%    0.42%
327               0.48%    0.42%   0.57%    0.41%
328               0.47%    0.42%   0.56%    0.41%
329               0.46%    0.41%   0.55%    0.40%
330               0.45%    0.40%   0.54%    0.39%
331               0.44%    0.39%   0.54%    0.38%
332               0.43%    0.38%   0.53%    0.37%
333               0.42%    0.37%   0.52%    0.36%
334               0.41%    0.36%   0.51%    0.35%
335               0.40%    0.36%   0.49%    0.34%
336               0.39%    0.35%   0.48%    0.33%
337               0.38%    0.34%   0.47%    0.32%
338               0.37%    0.33%   0.46%    0.31%
339               0.36%    0.32%   0.45%    0.30%
340               0.35%    0.31%   0.43%    0.29%
341               0.33%    0.29%   0.42%    0.28%
342               0.32%    0.28%   0.41%    0.27%
343               0.31%    0.27%   0.39%    0.26%
344               0.30%    0.26%   0.38%    0.25%
345               0.28%    0.25%   0.36%    0.24%
346               0.27%    0.24%   0.35%    0.22%
347               0.25%    0.22%   0.33%    0.21%
348               0.24%    0.21%   0.31%    0.20%
349               0.22%    0.20%   0.29%    0.19%
350               0.21%    0.18%   0.27%    0.17%
351               0.19%    0.17%   0.25%    0.16%
352               0.17%    0.15%   0.23%    0.14%
353               0.16%    0.14%   0.21%    0.13%
354               0.14%    0.12%   0.19%    0.12%
355               0.12%    0.11%   0.16%    0.10%
356               0.10%    0.09%   0.14%    0.08%
357               0.08%    0.07%   0.11%    0.07%
358               0.06%    0.06%   0.09%    0.05%
359               0.04%    0.04%   0.06%    0.03%
360

                                    Exhibit H

                              FORM OF CERTIFICATION
                TO BE PROVIDED BY OPTION ONE MORTGAGE CORPORATION

      With respect to the Flow Sale and Servicing Agreement (the "Agreement"), dated as of July 28, 2006, by and among Bank of America, National Association, as purchaser, and Option One Mortgage Corporation (the "Company"), Option One Owner Trust 2001-1A, Option One Owner Trust 2001-1B, Option One Owner Trust 2001-2, Option One Owner Trust 2002-3, Option One Owner Trust 2003-4, Option One Owner Trust 2003-5, Option One Owner Trust 2005-6, Option One Owner Trust 2005-7, Option One Owner Trust 2005-8 and Option One Owner Trust 2005-9 as sellers, I, ___________________, a ______________ of the Company, hereby certify as follows to ________________________________________ ("Purchaser's Designee"):

            (1) I have reviewed the servicer compliance statement of the Company provided in accordance with Item 1123 of Regulation AB (the "Compliance Statement"), the report on assessment of the Company's compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the "Servicing Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the "Exchange Act") and
      Item 1122 of Regulation AB (the "Servicing Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the "Attestation Report"), and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans by the Company during 200[_] that were delivered by the Company to the Purchaser's Designee pursuant to the Agreement (collectively, the "Company Servicing Information");

            (2) Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

            (3) Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to the Purchaser's Designee;

            (4) I am responsible for reviewing the activities performed by the Company as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations under the Agreement in all material respects; and

            (5) The Compliance Statement required to be delivered by the Company pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Company and by any Subservicer or Subcontractor pursuant to the Agreement, have been provided to the Purchaser's Designee. Any material instances of noncompliance described in such reports have been disclosed to the Purchaser's Designee. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

                         (signatures on following page)

Date: ____________________

                         OPTION ONE MORTGAGE CORPORATION


                         By: ___________________________

                                    Exhibit I

         SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

The assessment of compliance to be delivered by [the Company] [Name of Subservicer] shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria":

                                                                              APPLICABLE
                                                                               SERVICING
                                    SERVICING CRITERIA                         CRITERIA
-----------------------------------------------------------------------------------------
   Reference                             Criteria
-----------------------------------------------------------------------------------------

                             General Servicing Considerations

1122(d)(1)(i)     Policies and procedures are instituted to monitor any
                  performance or other triggers and events of default in
                  accordance with the transaction agreements.

1122(d)(1)(ii)    If any material servicing activities are outsourced to
                  third parties, policies and procedures are instituted
                  to monitor the third party's performance and
                  compliance with such servicing activities.

1122(d)(1)(iii)   Any requirements in the transaction agreements to
                  maintain a back-up servicer for the mortgage loans are
                  maintained.

1122(d)(1)(iv)    A fidelity bond and errors and omissions policy is in
                  effect on the party participating in the servicing
                  function throughout the reporting period in the amount
                  of coverage required by and otherwise in accordance
                  with the terms of the transaction agreements.

                            Cash Collection and Administration

1122(d)(2)(i)     Payments on mortgage loans are deposited into the
                  appropriate custodial bank accounts and related bank
                  clearing accounts no more than two business days
                  following receipt, or such other number of days
                  specified in the transaction agreements.

1122(d)(2)(ii)    Disbursements made via wire transfer on behalf of an
                  obligor or to an investor are made only by authorized
                  personnel.

1122(d)(2)(iii)   Advances of funds or guarantees regarding collections,
                  cash flows or distributions, and any interest or other
                  fees charged for such advances, are made, reviewed and
                  approved as specified in the transaction agreements.

1122(d)(2)(iv)    The related accounts for the transaction, such as cash
                  reserve accounts or accounts established as a form of
                  overcollateralization, are separately maintained
                  (e.g., with respect to commingling of cash) as set
                  forth in the transaction agreements.

1122(d)(2)(v)     Each custodial account is maintained at a federally
                  insured depository institution as set forth in the
                  transaction agreements. For purposes of this
                  criterion, "federally insured depository institution"
                  with respect to a foreign financial institution means
                  a foreign financial institution that meets the
                  requirements of Rule 13k-1(b)(1) of the Securities
                  Exchange Act.

1122(d)(2)(vi)    Unissued checks are safeguarded so as to prevent
                  unauthorized access.

1122(d)(2)(vii)    Reconciliations are prepared on a monthly basis for
                  all asset-backed securities related bank accounts,
                  including custodial accounts and related bank clearing
                  accounts. These reconciliations are (A) mathematically
                  accurate; (B) prepared within 30 calendar days after
                  the bank statement cutoff date, or such other number
                  of days specified in the transaction agreements; (C)
                  reviewed and approved by someone other than the person
                  who prepared the reconciliation; and (D) contain
                  explanations for reconciling items. These reconciling
                  items are resolved within 90 calendar days of their
                  original identification, or such other number of days
                  specified in the transaction agreements.

                            Investor Remittances and Reporting

1122(d)(3)(i)     Reports to investors, including those to be filed with
                  the Commission, are maintained in accordance with the
                  transaction agreements and applicable Commission
                  requirements. Specifically, such reports (A) are
                  prepared in accordance with timeframes and other terms
                  set forth in the transaction agreements; (B) provide
                  information calculated in accordance with the terms
                  specified in the transaction agreements; (C) are filed
                  with the Commission as required by its rules and
                  regulations; and (D) agree with investors' or the
                  trustee's records as to the total unpaid principal
                  balance and number of mortgage loans serviced by the
                  Servicer.

1122(d)(3)(ii)    Amounts due to investors are allocated and remitted in
                  accordance with timeframes, distribution priority and
                  other terms set forth in the transaction agreements.

1122(d)(3)(iii)   Disbursements made to an investor are posted within
                  two business days to the Servicer's investor records,
                  or such other number of days specified in the
                  transaction agreements.

1122(d)(3)(iv)    Amounts remitted to investors per the investor reports
                  agree with cancelled checks, or other form of payment,
                  or custodial bank statements.

                                 Pool Asset Administration

1122(d)(4)(i)      Collateral or security on mortgage loans is
                  maintained as required by the transaction agreements
                  or related mortgage loan documents.

1122(d)(4)(ii)    Mortgage loan and related documents are safeguarded as
                  required by the transaction agreements

1122(d)(4)(iii)   Any additions, removals or substitutions to the asset
                  pool are made, reviewed and approved in accordance
                  with any conditions or requirements in the transaction
                  agreements.

1122(d)(4)(iv)    Payments on mortgage loans, including any payoffs,
                  made in accordance with the related mortgage loan
                  documents are posted to the Servicer's obligor records
                  maintained no more than two business days after
                  receipt, or such other number of days specified in the
                  transaction agreements, and allocated to principal,
                  interest or other items (e.g., escrow) in accordance
                  with the related mortgage loan documents.

1122(d)(4)(v)     The Servicer's records regarding the mortgage loans
                  agree with the Servicer's records with respect to an
                  obligor's unpaid principal balance.

1122(d)(4)(vi)    Changes with respect to the terms or status of an
                  obligor's mortgage loans (e.g., loan modifications or
                  re-agings) are made, reviewed and approved by
                  authorized personnel in accordance with the
                  transaction agreements and related pool asset
                  documents.

1122(d)(4)(vii)   Loss mitigation or recovery actions (e.g., forbearance
                  plans, modifications and deeds in lieu of foreclosure,
                  foreclosures and repossessions, as applicable) are
                  initiated, conducted and concluded in accordance with
                  the timeframes or other requirements established by
                  the transaction agreements.

1122(d)(4)(viii)  Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary
                  (e.g., illness or unemployment).

1122(d)(4)(ix)    Adjustments to interest rates or rates of return for
                  mortgage loans with variable rates are computed based
                  on the related mortgage loan documents.

1122(d)(4)(x)     Regarding any funds held in trust for an obligor (such
                  as escrow accounts): (A) such funds are analyzed, in
                  accordance with the obligor's mortgage loan documents,
                  on at least an annual basis, or such other period
                  specified in the transaction agreements; (B) interest
                  on such funds is paid, or credited, to obligors in
                  accordance with applicable mortgage loan documents and
                  state laws; and (C) such funds are returned to the
                  obligor within 30 calendar days of full repayment of
                  the related mortgage loans, or such other number of
                  days specified in the transaction agreements.

1122(d)(4)(xi)    Payments made on behalf of an obligor (such as tax or
                  insurance payments) are made on or before the related
                  penalty or expiration dates, as indicated on the
                  appropriate bills or notices for such payments,
                  provided that such support has been received by the
                  servicer at least 30 calendar days prior to these
                  dates, or such other number of days specified in the
                  transaction agreements.

1122(d)(4)(xii)   Any late payment penalties in connection with any
                  payment to be made on behalf of an obligor are paid
                  from the servicer's funds and not charged to the
                  obligor, unless the late payment was due to the
                  obligor's error or omission.

1122(d)(4)(xiii)  Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the servicer, or such other number of days specified in the transaction agreements.

1122(d)(4)(xiv)    Delinquencies, charge-offs and uncollectible accounts
                  are recognized and recorded in accordance with the
                  transaction agreements.

1122(d)(4)(xv)    Any external enhancement or other support, identified
                  in Item 1114(a)(1) through (3) or Item 1115 of
                  Regulation AB, is maintained as set forth in the
                  transaction agreements.

[NAME OF COMPANY] [NAME OF SUBSERVICER]

Date: _________________________


By:

Name: _________________________________

Title: ________________________________